--------------------------------------------------------------------------------
                                                                  EXHIBIT 10.1.6


                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                          Dated as of October 29, 2003

                                  by and among

                              DAVE & BUSTER'S, INC.
                             DAVE & BUSTER'S I, L.P.
                        DAVE & BUSTER'S OF ILLINOIS, INC.
                        DAVE & BUSTER'S OF GEORGIA, INC.
                      DAVE & BUSTER'S OF PENNSYLVANIA, INC.
                                DANB TEXAS, INC.
                        DAVE & BUSTER'S OF MARYLAND, INC.
                       DAVE & BUSTER'S OF CALIFORNIA, INC.
                        DAVE & BUSTER'S OF COLORADO, INC.
                        DAVE & BUSTER'S OF NEW YORK, INC.
                        DAVE & BUSTER'S OF FLORIDA, INC.
                       DAVE & BUSTER'S OF PITTSBURGH, INC.
                            D&B REALTY HOLDING, INC.
                         DAVE & BUSTER'S OF HAWAII, INC.
                                D&B LEASING, INC.
                    (collectively, the "Domestic Borrowers")
                               6131646 CANADA INC.
                            (the "Canadian Borrower")

                               FLEET NATIONAL BANK
              and the other lending institutions from time to time
                   listed on Schedule 1 and Schedule 2 hereto
                                 (the "Lenders")

    FLEET NATIONAL BANK, as agent, administrative agent and collateral agent
                                  (the "Agent")

                                       and

                      BANK ONE, NA, as documentation agent
                           (the "Documentation Agent")

                                      with

                             FLEET SECURITIES, INC.,
                            having acted as Arranger



--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----

1.  DEFINITIONS AND RULES OF INTERPRETATION..............................................................2
    ---------------------------------------
         1.1.  Definitions...............................................................................2
               -----------
         1.2.  Rules of Interpretation..................................................................23
               -----------------------
2.  THE REVOLVING CREDIT FACILITIES.....................................................................24
    -------------------------------
         2.1.  Commitment to Lend.......................................................................24
               ------------------
                  2.1.1.  Domestic Revolving Credit Loans...............................................24
                          -------------------------------
                  2.1.2.  Canadian Loans................................................................24
                          --------------
                  2.1.3.  General Conditions............................................................25
                          ------------------
         2.2.  Commitment Fee...........................................................................25
               --------------
                  2.2.1.  Domestic Commitment Fee.......................................................25
                          -----------------------
                  2.2.2.  Canadian Commitment Fee.......................................................25
                          -----------------------
                  2.2.3.  Payment Terms.................................................................25
                          -------------
         2.3.  Adjustments of Total Revolving Credit Commitment.........................................25
               ------------------------------------------------
                  2.3.1.  Optional Reduction of Total Revolving Credit Commitment.......................25
                          -------------------------------------------------------
                  2.3.2.  Increase in Total Domestic Revolving Commitment...............................26
                          -----------------------------------------------
         2.4.  The Revolving Credit Notes...............................................................26
               --------------------------
                  2.4.1.  Domestic Revolving Credit Notes...............................................26
                          -------------------------------
                  2.4.2.  Canadian Notes................................................................26
                          --------------
                  2.4.3.  Revolving Credit Note Records.................................................27
                          -----------------------------
         2.5.  Interest on Revolving Credit Loans.......................................................27
               ----------------------------------
         2.6.  Requests for Revolving Credit Loans......................................................28
               -----------------------------------
                  2.6.1.  Requests for Domestic Revolving Credit Loans..................................28
                          --------------------------------------------
                  2.6.2.  Requests for Canadian Loans...................................................28
                          ---------------------------
         2.7.  Conversion Options.......................................................................29
               ------------------
                  2.7.1.  Conversion to Different Type of Domestic Revolving Credit Loan................29
                          --------------------------------------------------------------
                  2.7.2.  Conversion to Different Type of Canadian Loan.................................29
                          ---------------------------------------------
                  2.7.3.  Continuation of Type of Revolving Credit Loan.................................30
                          ---------------------------------------------
                  2.7.4.  Eurodollar Rate Loans and Canadian Cost of Funds Loans........................30
                          ------------------------------------------------------
         2.8.  Funds for Revolving Credit Loans.........................................................30
               --------------------------------
                  2.8.1.  Funding Procedures............................................................30
                          ------------------
                  2.8.2.  Advances by Agent of Domestic Revolving Credit Loans..........................31
                          ----------------------------------------------------
         2.9.  Requests for Loans, Conversions, etc.....................................................31
               -------------------------------------
3.  REPAYMENT OF THE REVOLVING CREDIT LOANS.............................................................32
    ---------------------------------------
         3.1.  Maturity.................................................................................32
               --------
         3.2.  Mandatory Repayments of Revolving Credit Loans...........................................32
               ----------------------------------------------
         3.3.  Mandatory Clean Down.....................................................................32
               --------------------
         3.4.  Optional Repayments of Revolving Credit Loans............................................32
               ---------------------------------------------
4.  THE TERM LOAN A.....................................................................................33
    ---------------
         4.1.  Commitment to Lend.......................................................................33
               ------------------
         4.2.  The Term A Note..........................................................................33
               ---------------
         4.3.  Repayment of Principal of Term Loan A....................................................34
               -------------------------------------
         4.4.  Prepayment of Term Loan A................................................................34
               -------------------------
                  4.4.1.  Optional Prepayment...........................................................34
                          -------------------

                  4.4.2.  Mandatory Prepayments.........................................................34
                          ---------------------
         4.5.  Interest Rates...........................................................................36
               --------------
         4.6.  Notification by Domestic Borrowers; Interest Rate Conversion Options.....................37
               ---------------------------------------------------------------------
         4.7.  Amounts, etc.............................................................................37
               -------------
5.  LETTERS OF CREDIT...................................................................................37
    -----------------
         5.1.  Letter of Credit Commitment..............................................................37
               ---------------------------
                  5.1.1.  Commitment to Issue Letters of Credit.........................................37
                          -------------------------------------
                  5.1.2.  Letter of Credit Applications.................................................38
                          -----------------------------
                  5.1.3.  Terms of Letters of Credit....................................................38
                          --------------------------
                  5.1.4.  Reimbursement Obligations of Domestic Lenders.................................38
                          ---------------------------------------------
                  5.1.5.  Participations of Domestic Lenders............................................38
                          ----------------------------------
         5.2.  Reimbursement Obligation of the Domestic Borrowers.......................................38
               --------------------------------------------------
         5.3.  Letter of Credit Payments................................................................39
               -------------------------
         5.4.  Obligations Absolute.....................................................................40
               --------------------
         5.5.  Reliance by the Agent....................................................................40
               ---------------------
         5.6.  Letter of Credit Fee.....................................................................40
               --------------------
6.  CERTAIN GENERAL PROVISIONS..........................................................................41
    --------------------------
         6.1.  Fees.....................................................................................41
               ----
         6.2.  Funds for Payments.......................................................................41
               ------------------
                  6.2.1.  Payments to Agent and Canadian Lenders........................................41
                          --------------------------------------
                  6.2.2.  No Offset, etc................................................................41
                          ---------------
         6.3.  Computations.............................................................................42
               ------------
         6.4.  Inability to Determine Eurodollar Rate or Canadian Cost of Funds Rate....................42
               ---------------------------------------------------------------------
         6.5.  Illegality...............................................................................42
               ----------
         6.6.  Additional Costs, etc....................................................................43
               ---------------------
         6.7.  Capital Adequacy.........................................................................44
               ----------------
         6.8.  Certificate..............................................................................44
               -----------
         6.9.  Indemnity................................................................................44
               ---------
         6.10.  Interest After Default..................................................................45
                ----------------------
                  6.10.1.  Overdue Amounts..............................................................45
                           ---------------
                  6.10.2.  Amounts Not Overdue..........................................................45
                           -------------------
                  6.10.3.  Letters of Credit............................................................45
                           -----------------
         6.11.  Concerning Joint and Several Liability of the Domestic Borrowers........................46
                ----------------------------------------------------------------
         6.12.  Currency Matters........................................................................48
                -------- -------
                  6.12.1.  Currency Fluctuations........................................................48
                           ---------------------
                  6.12.2.  Currency of Account..........................................................49
                           -------------------
7.  COLLATERAL SECURITY; COLLATERAL NOTES...............................................................49
    -------------------------------------
         7.1.  Security of Domestic Borrowers...........................................................49
               ------------------------------
         7.2.  Security of Canadian Borrower............................................................50
               -----------------------------
         7.3.  Collateral Notes.........................................................................50
               ----------------
8.  REPRESENTATIONS AND WARRANTIES......................................................................50
    ------------------------------
         8.1.  Corporate Authority......................................................................50
               -------------------
                  8.1.1.  Incorporation; Good Standing..................................................50
                          ----------------------------
                  8.1.2.  Authorization.................................................................51
                          -------------
                  8.1.3.  Enforceability................................................................51
                          --------------
         8.2.  Governmental Approvals...................................................................51
               ----------------------

         8.3.  Title to Properties; Leases..............................................................51
               ---------------------------
         8.4.  Financial Statements and Projections.....................................................51
               ------------------------------------
                  8.4.1.  Fiscal Year...................................................................51
                          -----------
                  8.4.2.  Financial Statements..........................................................51
                          --------------------
                  8.4.3.  Pro Forma Balance Sheet and Projections.......................................52
                          ---------------------------------------
         8.5.  No Material Changes, etc.................................................................52
               ------------------------
         8.6.  Laws, Licenses; Franchises, Patents, Copyrights, etc.....................................52
               ----------------------------------------------------
                  8.6.1.  Laws, Licenses................................................................52
                          --------------
                  8.6.2.  Franchises, Patents, Copyrights, etc..........................................53
                          ------------------------------------
         8.7.  Litigation...............................................................................53
               ----------
         8.8.  No Materially Adverse Contracts, etc.....................................................53
               ------------------------------------
         8.9.  Compliance with Other Instruments, etc...................................................53
               --------------------------------------
         8.10.  Tax Status..............................................................................53
                ----------
         8.11.  No Event of Default.....................................................................54
                -------------------
         8.12.  Holding Company and Investment Company Acts.............................................54
                -------------------------------------------
         8.13.  Absence of Financing Statements; Perfection of Security Interests.......................54
                -----------------------------------------------------------------
         8.14.  Employee Benefit Plans..................................................................54
                ----------------------
                  8.14.1.  In General...................................................................54
                           ----------
                  8.14.2.  Terminability of Welfare Plans...............................................54
                           ------------------------------
                  8.14.3.  Guaranteed Pension Plans.....................................................54
                           ------------------------
                  8.14.4.  Multiemployer Plans..........................................................54
                           -------------------
                  8.14.5.  Canadian Plans...............................................................55
                           --------------
         8.15.  Use of Proceeds.........................................................................55
                ---------------
                  8.15.1.  General......................................................................55
                           -------
                  8.15.2.  Regulations U and X..........................................................55
                           -------------------
                  8.15.3.  Ineligible Securities........................................................55
                           ---------------------
         8.16.  Disclosure..............................................................................55
                ----------
         8.17.  Environmental Compliance................................................................56
                ------------------------
         8.18.  Subsidiaries, etc.......................................................................57
                -----------------
         8.19.  Leases..................................................................................57
                ------
         8.20.  Solvency................................................................................57
                --------
         8.21.  Certain Transactions....................................................................57
                --------------------
         8.22.  Bank Accounts...........................................................................58
                -------------
         8.23.  Foreign Assets Control Regulations, Etc.................................................58
                ----------------------------------------
         8.24.  Units...................................................................................58
                -----
         8.25.  Franchise Agreements....................................................................58
                --------------------
         8.26.  Status of Loans as Senior Debt..........................................................58
                ------------------------------
         8.27.  No Other Senior Debt....................................................................58
                --------------------
         8.28.  Labor Relations.........................................................................58
                ---------------
9.  AFFIRMATIVE COVENANTS...............................................................................60
    ---------------------
         9.1.  Punctual Payment.........................................................................60
               ----------------
         9.2.  Maintenance of Office....................................................................60
               ---------------------
         9.3.  Records and Accounts.....................................................................60
               --------------------
         9.4.  Financial Statements, Certificates and Information.......................................60
               --------------------------------------------------
         9.5.  Notices..................................................................................61
               -------
                  9.5.1.  Defaults......................................................................61
                          --------

                  9.5.2.  Environmental Events..........................................................62
                          --------------------
                  9.5.3.  Notification of Claim against Collateral......................................62
                          ----------------------------------------
                  9.5.4.  Notice of Litigation and Judgments............................................62
                          ----------------------------------
                  9.5.5.  Notice of Franchise Agreements................................................62
                          ------------------------------
                  9.5.6.  Notices Concerning Tax Treatment..............................................62
                          --------------------------------
         9.6.  Corporate Existence; Maintenance of Properties...........................................62
               ----------------------------------------------
         9.7.  Insurance................................................................................63
               ---------
                  9.7.1.  Required Insurance............................................................63
                          ------------------
                  9.7.2.  Insurance Proceeds............................................................63
                          ------------------
                  9.7.3.  Notice of Cancellation........................................................64
                          ----------------------
         9.8.  Taxes....................................................................................64
               -----
         9.9.  Inspection of Properties and Books, etc..................................................64
               ---------------------------------------
                  9.9.1.  General.......................................................................64
                          -------
                  9.9.2.  Environmental Assessments.....................................................65
                          -------------------------
                  9.9.3.  Communications with Accountants...............................................65
                          -------------------------------
         9.10.  Compliance with Laws, Contracts, Licenses, and Permits..................................65
                ------------------------------------------------------
         9.11.  Use of Proceeds.........................................................................65
                ---------------
         9.12.  Additional Mortgaged Property; Notice of Leases; Surveys and Title Insurance............65
                ----------------------------------------------------------------------------
         9.13.  Further Assurances......................................................................66
                ------------------
         9.14.  Conduct of Business; Units..............................................................66
                --------------------------
         9.15.  Bank Accounts...........................................................................66
                -------------
         9.16.  New Subsidiaries........................................................................67
                ----------------
10.  CERTAIN NEGATIVE COVENANTS.........................................................................67
     --------------------------
         10.1.  Restrictions on Indebtedness............................................................67
                ----------------------------
         10.2.  Restrictions on Liens and Negative Pledges..............................................68
                ------------------------------------------
                  10.2.1.  Restrictions on Liens........................................................68
                           ---------------------
                  10.2.2.  Restrictions on Negative Pledges and Upstream Limitations....................69
                           ---------------------------------------------------------
         10.3.  Restrictions on Investments.............................................................70
                ---------------------------
         10.4.  Distributions and other Restricted Payments.............................................71
                -------------------------------------------
         10.5.  Mergers and Consolidations, Dispositions of Assets, Acquisitions........................71
                ----------------------------------------------------------------
                  10.5.1.  Mergers and Consolidations...................................................71
                           --------------------------
                  10.5.2.  Dispositions of Assets.......................................................71
                           ----------------------
                  10.5.3.  Acquisitions.................................................................72
                           ------------
         10.6.  Sale and Leaseback......................................................................72
                ------------------
         10.7.  Compliance with Environmental Laws......................................................72
                ----------------------------------
         10.8.  Employee Benefit Plans..................................................................73
                ----------------------
         10.9.  Change in Fiscal Year...................................................................73
                ---------------------
         10.10.  Transactions with Affiliates...........................................................73
                 ----------------------------
         10.11.  Bank Accounts..........................................................................73
                 -------------
         10.12.  Franchises.............................................................................74
                 ----------
         10.13.  Subordinated Debt......................................................................74
                 -----------------
         10.14.  Senior Debt............................................................................74
                 -----------
11.  FINANCIAL COVENANTS OF THE BORROWERS...............................................................74
     ------------------------------------
         11.1.  Leverage Ratio..........................................................................74
                --------------
         11.2.  Fixed Charge Coverage Ratio.............................................................74
                ---------------------------

         11.3.  Consolidated Tangible Net Worth.........................................................75
                -------------------------------
         11.4.  New Unit Capital Expenditures; New Leases...............................................75
                -----------------------------------------
         11.5.  Minimum Consolidated Adjusted EBITDA....................................................75
                ------------------------------------
12.  CLOSING CONDITIONS.................................................................................75
     ------------------
         12.1.  Loan Documents, etc.....................................................................75
                -------------------
         12.2.  Certified Copies of Charter Documents...................................................75
                -------------------------------------
         12.3.  Corporate Action........................................................................75
                ----------------
         12.4.  Incumbency Certificate..................................................................76
                ----------------------
         12.5.  Validity of Liens.......................................................................76
                -----------------
         12.6.  Perfection Certificates, UCC and PPSA Search Results....................................76
                ----------------------------------------------------
         12.7.  Survey and Taxes........................................................................76
                ----------------
         12.8.  Title Insurance.........................................................................76
                ---------------
         12.9.  Landlord Consents.......................................................................76
                -----------------
         12.10.  Hazardous Waste Assessments............................................................77
                 ---------------------------
         12.11.  Certificates of Insurance..............................................................77
                 -------------------------
         12.12.  Solvency Certificate...................................................................77
                 --------------------
         12.13.  Opinion of Counsel.....................................................................77
                 ------------------
         12.14.  Payment of Fees and Expenses...........................................................77
                 ----------------------------
         12.15.  Consents and Approvals.................................................................78
                 ----------------------
         12.16.  Disbursement Instructions..............................................................78
                 -------------------------
         12.17.  No Material Adverse Change.............................................................78
                 --------------------------
         12.18.  Financial Statements and Projections...................................................78
                 ------------------------------------
         12.19.  No Litigation..........................................................................78
                 -------------
         12.20.  Absence of Default under other Agreements..............................................78
                 -----------------------------------------
         12.21.  Other Documentation....................................................................79
                 -------------------
         12.22.  Closing Certificate....................................................................79
                 -------------------
         12.23.  Minimum Revolver Availability..........................................................79
                 -----------------------------
13.  CONDITIONS TO ALL BORROWINGS.......................................................................79
     ----------------------------
         13.1.  Representations True; No Event of Default...............................................79
                -----------------------------------------
         13.3.  No Legal Impediment or Material Market Change...........................................79
                ---------------------------------------------
         13.4.  Governmental Regulation.................................................................80
                -----------------------
         13.5.  Proceedings and Documents...............................................................80
                -------------------------
14.  EVENTS OF DEFAULT; ACCELERATION; ETC...............................................................80
     ------------------------------------
         14.1.  Events of Default and Acceleration......................................................80
                ----------------------------------
         14.2.  Termination of Commitments..............................................................82
                --------------------------
         14.3.  Remedies................................................................................82
                --------
         14.4.  Distribution of Collateral Proceeds.....................................................83
                -----------------------------------
15.  SETOFF.............................................................................................83
     ------
16.  THE AGENT..........................................................................................84
     ---------
         16.1.  Authorization...........................................................................84
                -------------
         16.2.  Employees and the Agent.................................................................85
                -----------------------
         16.3.  No Liability............................................................................85
                ------------
         16.4.  No Representations......................................................................85
                ------------------
                  16.4.1.  General......................................................................85
                           -------
                  16.4.2.  Closing Documentation, etc...................................................86
                           --------------------------
         16.5.  Payments................................................................................86
                --------

                  16.5.1.  Payments to Agent............................................................86
                           -----------------
                  16.5.2.  Distribution by Agent........................................................86
                           ---------------------
                  16.5.3.  Delinquent Lenders...........................................................86
                           ------------------
         16.6.  Holders of Notes........................................................................87
                ----------------
         16.7.  Indemnity...............................................................................87
                ---------
         16.8.  Agent as Lender.........................................................................87
                ---------------
         16.9.  Resignation.............................................................................87
                -----------
         16.10.  Notification of Defaults and Events of Default; Other Notices..........................88
                 -------------------------------------------------------------
         16.11.  Duties in the Case of Enforcement......................................................88
                 ---------------------------------
         16.12.  Agent May File Proofs of Claim.........................................................88
                 ------------------------------
17.  TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION......................................................89
     ---------------------------------------------
         17.1.  Confidentiality.........................................................................89
                ---------------
         17.2.  Prior Notification......................................................................89
                ------------------
         17.3.  Other...................................................................................90
                -----
18.  EXPENSES AND INDEMNIFICATION.......................................................................90
     ----------------------------
         18.1.  Expenses................................................................................90
                --------
         18.2.  Indemnification.........................................................................90
                ---------------
         18.3.  Survival................................................................................91
                --------
19.  SURVIVAL OF COVENANTS, ETC.........................................................................91
     --------------------------
20.  ASSIGNMENT AND PARTICIPATION.......................................................................92
     ----------------------------
         20.1.  General Conditions......................................................................92
                ------------------
         20.2.  Assignments.............................................................................92
                -----------
         20.3.  Register................................................................................93
                --------
         20.4.  New Notes...............................................................................93
                ---------
         20.5.  Participations..........................................................................94
                --------------
         20.6.  Payments to Participants................................................................94
                ------------------------
         20.7.  Miscellaneous Assignment Provisions.....................................................94
                -----------------------------------
         20.8.  Assignee or Participant Affiliated with the Borrowers...................................95
                -----------------------------------------------------
         20.9.  Syndication.............................................................................95
                -----------
         20.10.  Lender Merger Etc......................................................................95
                 ------ ------ ----
         20.11.  Special Purpose Funding Vehicle........................................................95
                 -------------------------------
21.  NOTICES, ETC.......................................................................................96
     ------------
         21.1.  Notices Generally.......................................................................96
                -----------------
         21.2.  Electronic Communications...............................................................97
                -------------------------
22.  GOVERNING LAW......................................................................................97
     -------------
23.  HEADINGS...........................................................................................98
     --------
24.  COUNTERPARTS.......................................................................................98
     ------------
25.  ENTIRE AGREEMENT, ETC..............................................................................98
     ---------------------
26.  WAIVER OF JURY TRIAL...............................................................................98
     --------------------
27.  CONSENTS, AMENDMENTS, WAIVERS, ETC.................................................................98
     ----------------------------------
28.  SEVERABILITY.......................................................................................99
     ------------
29.  RIGHT TO PUBLICIZE.................................................................................99
     ------------------
30.  USURY.............................................................................................100
     -----
31.  DOCUMENTATION AGENT...............................................................................100
     -------------------
32.  TRANSITIONAL ARRANGEMENTS.........................................................................100
     -------------------------
         32.1.  Former Credit Agreement Superseded.....................................................100
                ----------------------------------

         32.2.  Return and Cancellation of Prior Notes.................................................101
                --------------------------------------
         32.3.  Interest and Fees under Superseded Agreement...........................................101
                --------------------------------------------
33.  PARI PASSU TREATMENT..............................................................................101
     --------------------

                             SCHEDULES AND EXHIBITS

                  Schedule 1            Domestic Lenders; Domestic Revolving Credit Commitments; Domestic Revolving
                  ----------            Credit Commitment Percentages; Term A Commitments; Term A Commitment Percentages

                  Schedule 2            Canadian Lenders; Canadian Commitments; Canadian Commitment Percentages
                  ----------
                  Schedule 3            Existing Letters of Credit
                  ----------
                  Schedule 4            Existing Mortgages
                  ----------
                  Schedule 8.3          Title to Properties; Leases
                  ------------
                  Schedule 8.5          Material Changes, Etc.
                  ------------
                  Schedule 8.6.1        Liquor License Matters
                  --------------
                  Schedule 8.6.2        Intellectual Property Matters
                  --------------
                  Schedule 8.7          Litigation
                  ------------
                  Schedule 8.14.2       Terminability of Welfare Plans
                  ---------------
                  Schedule 8.17         Environmental Matters
                  -------------
                  Schedule 8.18         Subsidiaries; Joint Ventures
                  -------------
                  Schedule 8.22         Bank Accounts
                  -------------
                  Schedule 8.24         Units
                  -------------
                  Schedule 10.1         Existing Indebtedness
                  -------------
                  Schedule 10.2         Existing Liens
                  -------------
                  Schedule 10.3         Existing Investments
                  -------------
                  Schedule 12.9         Landlord Consents
                  -------------

                  Exhibit A-1           Form of Domestic Revolving Credit Note
                  -----------
                  Exhibit A-2           Form of Canadian Note
                  -----------
                  Exhibit B-1           Form of Domestic Revolving Credit Loan Request
                  -----------
                  Exhibit B-2           Form of Canadian Loan Request
                  -----------
                  Exhibit C             Form of Term A Note
                  ---------
                  Exhibit D             Form of Compliance Certificate
                  ---------
                  Exhibit E             Form of Assignment and Acceptance
                  ---------
                  Exhibit F             Form of Monthly Financial Statements
                  ---------

          AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

         This AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of October 29, 2003, by and among, (a) DAVE & BUSTER'S, INC., a Missouri corporation ("DBI"), DAVE & BUSTER'S I, L.P., a Texas limited partnership, DAVE & BUSTER'S OF ILLINOIS, INC., an Illinois corporation, DAVE & BUSTER'S OF GEORGIA, INC., a Georgia corporation, DAVE & BUSTER'S OF PENNSYLVANIA, INC., a Pennsylvania corporation, DANB TEXAS, INC., a Texas corporation, DAVE & BUSTER'S OF MARYLAND, INC., a Maryland corporation, DAVE & BUSTER'S OF CALIFORNIA, INC., a California corporation, DAVE & BUSTER'S OF COLORADO, INC., a Colorado corporation, DAVE & BUSTER'S OF NEW YORK, INC., a New York corporation, DAVE & BUSTER'S OF FLORIDA, INC., a Florida corporation, DAVE & BUSTER'S OF PITTSBURGH, INC., a Pennsylvania corporation, D&B REALTY HOLDING, INC., a Missouri corporation, DAVE & BUSTER'S OF HAWAII, INC., a Hawaii corporation, D&B LEASING, INC., a Texas corporation and each of the other Subsidiaries of DBI which shall from time to time hereafter become a party to hereto pursuant to Section 9.16 hereof (collectively, the "Domestic Borrowers"), (b) 6131646 CANADA INC., a Canadian orporation (the "Canadian Borrower"), (c) FLEET NATIONAL BANK ("Fleet"), a national banking association and the other lending institutions listed on Schedules 1 and 2, (d) FLEET NATIONAL BANK as agent, administrative agent and collateral agent for itself and such other lending institutions, and
(e) BANK ONE, NA as documentation agent (the "Documentation Agent") pursuant to which the parties agree as follows.

         WHEREAS, pursuant to that certain Revolving Credit and Term Loan Agreement, dated as of June 30, 2000 (as heretofore amended, the "Former Credit Agreement"), certain Lenders have made loans to the Borrowers for the purposes described therein; and

         WHEREAS, the Borrowers have requested that the Lenders and the Agent amend and restate the Former Credit Agreement in its entirety to, among other things:

         (a)      reduce the Total Commitment to $60,000,000;

         (b)      increase the Total Revolving Credit Commitment to $45,000,000;

         (c)      reduce the Total Term A Commitment to $15,000,000;

         (d)      eliminate the Term Loan B;

         (e) add a Canadian Dollar revolving credit facility in the aggregate amount of $4,500,000;

         (f) convert the loans and the Existing Letters of Credit under the Former Credit Agreement into Loans and Letters of Credit hereunder; and

         (g) make certain other changes to the terms and provisions of the Former Credit Agreement.

         NOW THEREFORE, the Borrowers, the Lenders and the Agent hereby agree that, subject to Section 32 hereof, the Former Credit Agreement (including all the schedules and exhibits thereto) is hereby amended and restated in its entirety as set forth herein:

                   1. DEFINITIONS AND RULES OF INTERPRETATION.

         1.1. DEFINITIONS. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Credit Agreement referred to below:

         Adjustment Date. The first day of the month immediately following the month in which a Compliance Certificate is delivered by the Borrowers pursuant to Section 9.4(d).

         Administrative Questionnaire. An Administrative Questionnaire in a form supplied by the Agent.

         Affiliate. Any Person that would be considered to be an affiliate of any other Person under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if such other Person were issuing securities.

         Agency Account Agreement.  See Section 9.15.

         Agent. Fleet acting as agent, administrative agent and collateral agent for the Lenders, or such successor Agent as may be appointed pursuant to Section
16.9 hereof.

         Agent's Office. The Agent's office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time.

         Agent's Special Counsel. Bingham McCutchen LLP or such other counsel as may be approved by the Agent.

         Applicable Canadian Pension Legislation. At any time, any pension or retirement benefits legislation (be it federal, provincial, territorial, or otherwise) then applicable to the Canadian Borrower, including the Pension Benefits Act (Ontario), the Income Tax Act (Canada), and all regulations made thereunder.

         Applicable Margin. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin with respect to Domestic Revolving Credit Loans, Term Loan A and Canadian Loans (in each case, for Base Rate Loans, Eurodollar Rate Loans, Canadian Prime Rate Loans and Canadian Cost of Funds Loans, as applicable) and for the Letters of Credit and the Commitment Fees shall be the applicable percentage set forth below with respect to each such Loan, Letter of Credit or Commitment Fee, as the case may be, corresponding to the Borrowers' Leverage Ratio, as determined for the most recent period of four consecutive fiscal quarters of the Borrowers ending immediately prior to the applicable Rate Adjustment Period:


--------------------------------------------------------------------------------------------------------------------
                            DOMESTIC REVOLVING CREDIT                                    LETTERS
                                    LOANS OF
                                 AND TERM LOAN A                 CANADIAN LOANS           CREDIT    COMMITMENT FEE

--------------------------------------------------------------------------------------------------------------------
LEVEL        LEVERAGE       BASE RATE      EURODOLLAR       CANADIAN       CANADIAN
                                                           PRIME RATE       COST OF
               RATIO          LOANS        RATE LOANS         LOANS       FUNDS LOANS
--------------------------------------------------------------------------------------------------------------------
I          <1.00:1.00         1.00%           2.25%           1.00%          2.25%        2.25%          0.75%
--------------------------------------------------------------------------------------------------------------------
II       >/=1.00:1.00         1.50%           2.75%           1.50%          2.75%        2.75%          1.00%
--------------------------------------------------------------------------------------------------------------------

         Notwithstanding the foregoing, (a) for the period from and including the Closing Date until the delivery by the Borrowers to the Agent of the Compliance Certificate pursuant to Section 9.4(d) for the period ending February 1, 2004, the Applicable Margin shall be that percentage corresponding to Level II in the table above; and (b) if at any time the Borrowers fail to deliver any Compliance Certificate as required pursuant to Section 9.4(d) hereof, then for the period commencing on the date after the day on which such Compliance Certificate was due through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be that percentage corresponding to Level II in the table above.

         Applicable Percentage. With respect to each Lender, the percentage represented by (x) a numerator comprised of the aggregate outstanding principal amount of the Notes and other Obligations held by each Lender, divided by (y) a denominator comprised of the total Outstanding Obligations under the Credit Agreement.

         Approved Fund. Any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         Arranger. Fleet Securities, Inc., in its capacity as exclusive syndication agent and arranger for the credit facilities provided hereunder.

         Assignment and Acceptance. An assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 20.2), and accepted by the Agent, in substantially the form of Exhibit E or any other form approved by the Agent.

         Balance Sheet Date.  February 2, 2003.

         Base Rate. The higher of (a) the variable annual rate of interest so designated from time to time by Fleet as its "prime rate", such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer, and (b) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent. Changes in the Base Rate resulting from any changes in Fleet's "prime rate" shall take place immediately without notice or demand of any kind.

         Base Rate Loans. Domestic Loans bearing interest calculated by reference to the Base Rate.

         Borrowers. The Domestic Borrowers, jointly and severally, with respect to Domestic Loans and Letters of Credit, and the Canadian Borrower with respect to Canadian Loans.

         Business Day. Any day on which banking institutions in Boston, Massachusetts, are open for the transaction of banking business and, in the case of (a) Eurodollar Rate Loans, also a day which is a Eurodollar Business Day and
(b) Canadian Loans, also a day which is a Canadian Business Day.

         Canadian Agency Account Agreements. An Agency Account Agreement relating to an Account of the Canadian Borrower.


         Canadian Borrower.  As defined in the preamble hereto.

         Canadian Business Day. Any day, other than a Saturday, Sunday or any day on which banking institutions in Toronto, Ontario are authorized by law to close.

         Canadian Commitment. With respect to each Canadian Lender, the amount set forth on Schedule 2 hereto as the amount of such Canadian Lender's commitment to make Canadian Loans to the Canadian Borrower as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

         Canadian Commitment Fee.  See Section 2.2.2.

         Canadian Commitment Percentage. With respect to each Canadian Lender, the percentage initially set forth next to each such Canadian Lender on Schedule 2 hereto as such Canadian Lender's percentage of the aggregate Canadian Commitments of all of the Canadian Lenders.

         Canadian Concentration Accounts. The accounts with The Toronto-Dominion Bank, Bank One, NA, Canada Branch or any other depository account that are (a) in the name of the Canadian Borrower, (b) under the control of the Agent for the benefit of the Canadian Lenders and the Agent, and (c) with a financial institution reasonably acceptable to the Agent that has entered into a Canadian Agency Account Agreement with the Agent and the Canadian Borrower.

         Canadian Cost of Funds Rate. The fixed rate of interest determined by Bank One, NA, Canada Branch at or about 10:00 a.m., Boston time, on the first day of an Interest Period in respect of a Canadian Cost of Funds Loan as being sufficient to compensate Bank One, NA, Canada Branch for its cost of funds for funding a Canadian Cost of Funds Loan in an aggregate amount equal to the Canadian Cost of Funds Loan and having a maturity comparable to the Interest Period relating to said Canadian Cost of Funds Loan.

         Canadian Cost of Funds Loans. A Canadian Loan funded in Canadian Dollars, bearing interest calculated by reference to the Canadian Cost of Funds Rate.

         Canadian Dollar Equivalent. With respect to an amount of U.S. Dollars on any date, the amount of Canadian Dollars that may be purchased with such amount of U.S. Dollars at the Exchange Rate with respect to U.S. Dollars on such date.

         Canadian Dollars or C$. Dollars designated as lawful currency of Canada.

         Canadian Lenders. The lenders set forth on Schedule 2 and any other Eligible Canadian Assignee who becomes an assignee of any rights and obligations of a Canadian Lender pursuant to Section 20, acting in their role as makers of Canadian Loans, none of which lenders shall be a non-resident of Canada for purposes of the Income Tax Act (Canada), except as otherwise provided under the definition of Eligible Canadian Assignee.

         Canadian Lending Office. Initially, the office of each Canadian Lender designated as such by notice to the Canadian Borrower and the Agent; thereafter, such other office of such Canadian Lender, if any, that shall be making or maintaining Canadian Loans, notice of which change shall have been given to the Canadian Borrower and the Agent.

         Canadian Loan Request.  See Section 2.6.

         Canadian Loans. Canadian Cost of Funds Loans and Canadian Prime Rate Loans advanced pursuant to Section 2.

         Canadian Mortgages. The mortgages and deeds of trust described on
Schedule 4 hereto, as amended as of the Closing Date, and each of the mortgages and deeds of trust which may be delivered after the Closing Date in accordance with Section 9.12, from the Canadian Borrower to the Agent with respect to the interests of the Canadian Borrower in certain parcels of the Real Estate consisting of fee properties and ground leases and in form and substance satisfactory to the Agent.

         Canadian Notes.  See Section 2.4.2.

         Canadian Obligations. All indebtedness, obligations and liabilities of the Canadian Borrower to the Canadian Lenders or the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents to which the Canadian Borrower is party, or in respect of any of the Canadian Loans made, the Canadian Notes or any other instrument at any time evidencing any thereof or arising or incurred under any Rate Protection Agreements entered into by the Canadian Borrower with any of the Lenders.

         Canadian Plans. All the employee benefit, fringe benefit, supplemental unemployment benefit, bonus, incentive, profit sharing, termination, change of control, pension, retirement, stock option, stock purchase, stock appreciation, health, welfare, medical, dental, disability, life insurance and similar plans, programmes, arrangements or practices relating to the current or former employees, officers or directors of the Canadian Borrower and its Subsidiaries maintained, sponsored or funded by the Canadian Borrower or its Subsidiaries (as the case may be), whether written or oral, funded or unfunded, insured or self-insured, registered or unregistered.

         Canadian Prime Rate. The higher of (a) the annual rate of interest announced from time to time by Bank One, NA, Canada Branch at its head office as its "prime rate" for C$ denominated commercial loans to borrowers in Canada (it being understood that such rate is a reference rate and not necessarily the lowest rate of interest charged by Bank One, NA, Canada Branch) or (b) the sum of (i) the CDOR Rate and (ii) 1% per annum.

         Canadian Prime Rate Loan. A Canadian Loan funded in Canadian Dollars that accrues interest calculated by reference to the Canadian Prime Rate.

         Canadian Security Agreement. The security agreement dated on or prior to the Closing Date among the Canadian Borrower and the Agent (in its capacity as collateral agent for the Canadian Lenders) securing the Canadian Obligations and in form and substance satisfactory to the Canadian Lenders and the Agent.

         Canadian Security Documents. The Canadian Security Agreement, the Securities Pledge Agreement, the Canadian Mortgages, the Canadian Agency Account Agreements, the Guaranty, the Debenture, the Debenture Pledge Agreement and all other instruments and documents, including financing or other registration statements and any equivalent under the laws of any foreign jurisdiction, required to be executed and delivered pursuant to any Canadian Security Document and any security document entered into as security for the Canadian Obligations after the Closing Date in compliance with Section 9.16.

         Capital Assets. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with GAAP.

         Capital Expenditures. Amounts paid or Indebtedness incurred by the Borrowers or any of their Subsidiaries in connection with (i) the purchase or lease by the Borrowers or any of their Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP, (ii) New Unit Capital Expenditures, or (iii) the lease of any assets by the Borrowers or any of their Subsidiaries as lessee under any synthetic lease referred to in clause (vi) of the definition of the term "Indebtedness" to the extent that such assets would have been Capital Assets had the synthetic lease been treated for accounting purposes as a Capitalized Lease.

         Capitalized Leases. Leases under which any Borrower or any of their respective Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

         CDOR Rate. The annual rate of interest equal to the sum of (a) the average 30 day rate applicable to Canadian bankers' acceptances appearing on the "Reuters Screen CDOR Page" (as defined in the International Swaps and Derivatives Association, Inc. 1991 ISDA definitions, as modified and amended from time to time) as of 10:00 am. (Boston time) on such day, or if such day is not a Canadian Business Day, then on the immediately preceding Canadian Business Day plus (b) 0.1%; provided that if such rate does not appear on the Reuters' Screen CDOR Page as contemplated, then the CDOR Rate on any day shall be calculated as the sum of (a) the arithmetic mean of the 30 day rates applicable to Canadian bankers' acceptances quoted by the Canadian banks which are listed in Schedule I to the Bank Act (Canada) as of 10:00 a.m. (Boston time) on such day, or if such day is not a Canadian Business Day, then on the immediately preceding Canadian Business Day plus (b) 0.1%.

         CERCLA.  See Section 8.17(a).

         Change of Control. At any time, the occurrence or existence of one or more of the following events: (i) DBI shall cease to own directly or indirectly at least 100% of the Voting Stock and economic interests of each Borrower (other than DBI), (ii) any Person shall own more than 51% of the Voting Stock and economic interests of DBI or (iii) the replacement of a majority of the board of directors of any Borrower over a two-year period from the directors who constituted the board of directors of such Borrower, as applicable, at the beginning of such period, and such replacement shall not (1) have been approved by a vote of at least a majority of the board of directors of such Borrower, as applicable, then still in office who either were members of such board of directors at the beginning of such period or whose election as a member of such board of directors was previously so approved, or (2) in the case of each Borrower other than DBI, have been elected or nominated for election by DBI.

         Closing Date. The first date on which the conditions set forth in Sections 12 and 13 have been satisfied and any Loans are to be converted or made or any Letter of Credit is to be converted or issued hereunder.

         Code.  The Internal Revenue Code of 1986.

         Collateral. All of the property, rights and interests of the Borrowers and their Subsidiaries that are or are intended to be subject to the security interests and mortgages created by the Security Documents.

         Collateral Notes.  See Section 7.3.

         Commitment Fee. Individually and collectively, the Domestic Commitment Fee and the Canadian Commitment Fee.

         Compliance Certificate.  See Section 9.4(d).

         Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrowers and all of their Subsidiaries, consolidated in accordance with GAAP.

         Consolidated Cash Flow. For any period, Consolidated EBITDA of the Borrowers and their Subsidiaries for such period, (A) minus cash taxes paid during such period by the Borrowers and their Subsidiaries on a consolidated basis, (B) minus the greater of (i) the aggregate amount of Maintenance Capital Expenditures made during such period by the Borrowers and their Subsidiaries and
(ii) an aggregate amount equal to the sum of an amount calculated for each Unit in operation on the last day of such period equal to $350,000 multiplied by the number of days in such period during which such Unit was in operation divided by 365, (C) plus Unit Operating Lease Expense for such period.

         Consolidated EBITDA. For any period, the sum of (A) the Consolidated Pre-Tax Income of the Borrowers and their Subsidiaries for such period, plus (B) to the extent deducted in the calculation of Consolidated Pre-Tax Income of the Borrowers and their Subsidiaries, (i) Consolidated Total Interest Expense for such period, plus (ii) Consolidated Start-Up Costs and depreciation and amortization expenses of the Borrowers and their Subsidiaries for such period, plus (iii) other non-cash charges of the Borrowers and their Subsidiaries for such period, plus (iv) extraordinary, non-recurring losses (including, without limitation, losses from asset dispositions) minus (C) to the extent included in the calculation of Consolidated Pre-Tax Income of the Borrowers and their Subsidiaries, all extraordinary, non-recurring gains (including, without limitation, gains from asset dispositions).

         Consolidated Fixed Charges. For any period, the sum of (a) all scheduled payments of principal on Indebtedness of the Borrowers and their Subsidiaries, including Capitalized Leases and including synthetic leases referred to in clause (vi) of the definition of the term "Indebtedness" during such period, plus (b) Consolidated Total Interest Expense during such period, plus (c) Unit Operating Lease Expense during such period. Demand obligations shall be deemed to be due and payable during any period during which such obligations are outstanding.

         Consolidated Funded Indebtedness. At any time, the sum of (a) the aggregate amount of Indebtedness of the Borrowers and their Subsidiaries, on a consolidated basis, relating to the borrowing of money or the obtaining of credit or in respect of Capitalized Leases, plus (b) without duplication, the aggregate maximum drawing amount of all letters of credit issued for the account of any Borrower or any of its Subsidiaries (including, without limitation, the Maximum Drawing Amount), plus (c) without duplication, all Indebtedness of the type described in clauses (a) and (b) above guaranteed by any Borrower or any of its Subsidiaries. For clarity purposes, the parties confirm that Consolidated Funded Indebtedness does not include Indebtedness of the type described in clause (ix) of the definition of Indebtedness.

         Consolidated Net Income (or Deficit). The consolidated net income (or deficit) of the Borrowers and their Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP.

         Consolidated Pre-Tax Income. For any period, Consolidated Net Income for such period plus, to the extent deducted from the calculation of Consolidated Net Income, income tax paid or payable for such period, determined in accordance with GAAP.

         Consolidated Start-Up Costs. Consolidated "start-up costs" of the Borrowers and their Subsidiaries (such term used herein as defined in SOP 98-5 published by the American Institute of Certified Public Accountants) related to the acquisition, opening and organizing of new Units, including as part of such "start-up costs", without limitation, the cost of feasibility studies, staff-training, and recruiting and travel costs for employees engaged in such start-up activities, in each case net of landlord reimbursements for such costs.

         Consolidated Tangible Net Worth. The excess of Consolidated Total Assets over Consolidated Total Liabilities, and less the sum of:

                  (a) the total book value of all assets of the Borrowers and their Subsidiaries properly classified as intangible assets under GAAP, including such items as goodwill, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; plus

                  (b) all amounts representing any write-up in the book value of any assets of any Borrower or its Subsidiaries resulting from a revaluation thereof subsequent to the Balance Sheet Date; plus

                  (c) to the extent otherwise includable in the computation of Consolidated Tangible Net Worth, any subscriptions receivable.

         Consolidated Total Assets. The sum of (i) all assets ("consolidated balance sheet assets") of the Borrowers and their Subsidiaries determined on a consolidated basis in accordance with GAAP, plus (ii) without duplication, all assets leased by the Borrowers or any of their Subsidiaries as lessee under any synthetic lease referred to in clause (vi) of the definition of the term "Indebtedness" to the extent that such assets would have been consolidated balance sheet assets had the synthetic lease been treated for accounting purposes as a Capitalized Lease, plus (iii) without duplication, all sold receivables referred to in clause (vii) of the definition of the term "Indebtedness" to the extent that such receivables would have been consolidated balance sheet assets had they not been sold.

         Consolidated Total Interest Expense. For any period, the aggregate amount of interest required to be paid or accrued by the Borrowers and their Subsidiaries during such period on all Indebtedness of the Borrowers and their Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capitalized Leases, or any synthetic lease referred to in clause (vi) of the definition of the term "Indebtedness," and including Commitment Fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with any Indebtedness other than any up-front fees paid to the Lenders or the Agent on the Closing Date in connection with the financing provided hereunder (including the amortization thereof).

         Consolidated Total Liabilities. All liabilities of the Borrowers and their Subsidiaries determined on a consolidated basis in accordance with GAAP and all other Indebtedness of the Borrowers and their Subsidiaries, whether or not so classified.

         Conversion Request. A notice given by the Borrowers to the Agent of the Borrowers' election to convert or continue a Loan in accordance with Section 2.7 or Section 4.6, as applicable.

         Convertible Subordinated Debt. Unsecured Indebtedness of DBI evidenced by the Subordinated Indenture and the Subordinated Notes.

         Cost of Funds Rate Acceptance:  See Section 2.6.2.

         Credit Agreement. This Amended and Restated Revolving Credit and Term Loan Agreement, including the Schedules and Exhibits hereto.

         D&B License Agreements. License agreements to which one of the Borrowers or its Subsidiaries is party pursuant to which such Borrower or Subsidiary licenses to any other Person any know-how, intellectual property or other assets related to the business of the Borrowers.

         DBI.  As defined in the preamble hereto.

         Debenture. Demand debenture dated on or prior to the Closing Date given by the Canadian Borrower in favor of the Agent and subsequent holders of the Debenture and securing the Canadian Obligations and in form and substance satisfactory to the Canadian Lenders and the Agent.

         Debenture Pledge Agreement. Debenture pledge agreement dated on or prior to the Closing Date between the Agent and the Canadian Borrower in respect of the Debenture in form and substance satisfactory to the Canadian Lenders and the Agent.

         Default.  See Section 14.1.

         Delinquent Lender.  See Section 16.5.3.

         Distribution. The declaration or payment of any dividend or other distribution on or in respect of any Equity Interests of a Person other than dividends or distributions payable solely in Equity Interests of such Person of the same class; the purchase, redemption, or other retirement of any Equity Interests of a Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by a Person to the holders of its Equity Interests as such; or any other distribution on or in respect of any Equity Interests of a Person.

         Domestic Agency Account Agreements. An Agency Account Agreement relating to an account of a Domestic Borrower.

         Domestic Borrowers.  As defined in the preamble hereto.

         Domestic Commitment Fee.  See Section 2.2.1.

         Domestic Concentration Accounts. The accounts with JPMorgan Chase Bank, Bank One, Texas, N.A., SunTrust Bank, Wells Fargo Bank, N.A., Bank of Hawaii, Commerce Bank, N.A. and Fleet or any other depository account that are (a) in the name of one or more of the Domestic Borrowers, (b) under the control of the Agent for the benefit of the Domestic Lenders and the Agent, and (c) with a financial institution reasonably acceptable to the Agent that has entered into an Agency Account Agreement with the Agent and the Domestic Borrowers.

         Domestic Lenders. Fleet and the other lending institutions listed on
Schedule 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Domestic Lender pursuant to Section 20.

         Domestic Lending Office. Initially, the office of each Domestic Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Domestic Lender, if any, located within the United

States of America that will be making or maintaining Base Rate Loans, notice of which change shall have been given to the Domestic Borrowers and the Agent.

         Domestic Loans. The Domestic Revolving Credit Loans and the Term Loan
A.

         Domestic Mortgages. The mortgages and deeds of trust described on
Schedule 4 hereto, as amended as of the Closing Date, and each of the mortgages and deeds of trust which may be delivered after the Closing Date in accordance with Section 9.12, from one of the Domestic Borrowers to the Agent with respect to the interests of the Domestic Borrowers in certain parcels of the Real Estate consisting of fee properties and ground leases and in form and substance satisfactory to the Agent.

         Domestic Obligations.  All Obligations other than Canadian Obligations.

         Domestic Revolving Credit Commitment. With respect to each Domestic Lender, the amount set forth on Schedule 1 hereto as the amount of such Domestic Lender's commitment to make Domestic Revolving Credit Loans to the Domestic Borrowers, as the same may be adjusted from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

         Domestic Revolving Credit Commitment Percentage. With respect to each Domestic Lender, the percentage set forth on Schedule 1 hereto as such Domestic Lender's percentage of the aggregate Domestic Revolving Credit Commitments of all of the Domestic Lenders.

         Domestic Revolving Credit Loans. Revolving credit loans made or to be made by the Domestic Lenders to the Domestic Borrowers pursuant to Section 2.

         Domestic Revolving Credit Note(s).  See Section 2.4.1.

         Domestic Security Agreement. The Amended and Restated Domestic Security Agreement, dated or to be dated on or prior to the Closing Date, among the Domestic Borrowers and the Agent, and in form and substance satisfactory to the Domestic Lenders and the Agent.

         Domestic Security Documents. The Domestic Security Agreement, the Domestic Mortgages, the Domestic Trademark Security Agreement, the Securities Pledge Agreement, the Domestic Agency Account Agreements, and all other instruments and documents, including, without limitation, Uniform Commercial Code financing statements, required to be executed or delivered pursuant to any Domestic Security Document and any other security documents entered into as security for the Obligations after the Closing Date in compliance with Section 9.16.

         Domestic Trademark Security Agreement. The Amended and Restated Domestic Trademark Collateral Security and Pledge Agreement, dated or to be dated on or prior to the Closing Date, among the Domestic Borrowers and the Agent, and in form and substance satisfactory to the Lenders and the Agent.

         Drawdown Date. The date on which any Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with Section 2.7, or all or any portion of the Term Loan A is converted or continued in accordance with Section 4.6, or the date that any draft or other form of demand for payment is honored with respect to a Letter of Credit.

         Eligible Assignee. Any of (a) a commercial bank or finance company organized under the laws of the United States of America, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States of America, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with GAAP; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; (e) any mutual fund, insurance company, or investment fund that is an "accredited investor" (as defined in Regulation D of the Securities Act of 1933, as amended); (f) an Affiliate of a Lender; (g) an Approved Fund; (h) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld; and (i) any Lender which is already a party to the Credit Agreement at the time of such assignment.

         Eligible Canadian Assignee. Any institutional lender which is (i) a lender named in Schedule I, Schedule II or Schedule III to the Bank Act (Canada) having total assets in excess of C$500,000,000, (ii) any other lender approved by the Agent, DBI and the Canadian Borrower, which approval shall not be unreasonably withheld or (iii) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.

         Employee Benefit Plan. Any employee benefit plan within the meaning of
Section 3(3) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate other than a Multiemployer Plan or a Canadian Plan (unless such Canadian Plan is subject to ERISA).

         Environmental Laws.  See Section 8.17(a).

         EPA.  See Section 8.17(b).

         Equity Interests. All equity interests of a Person, including, without limitation any (a) common or preferred stock, (b) limited or general partnership interests, (c) limited liability company membership interests, (d) options, warrants, or other rights to purchase or acquire any Equity Interest, or (e) securities convertible into any Equity Interest.

         ERISA.  The Employee Retirement Income Security Act of 1974.

         ERISA Affiliate. Any Person which is treated as a single employer with any of the Borrowers under Section 414 of the Code.

         Eurocurrency Reserve Rate. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any of the Lenders subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

         Eurodollar Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

         Eurodollar Lending Office. Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining Eurodollar Rate Loans, notice of which change shall have been given to the Domestic Borrowers and the Agent.

         Eurodollar Rate. For any Interest Period with respect to a Eurodollar Rate Loan, the rate of interest equal to (a) the rate determined by the Agent at which Dollar deposits for such Interest Period are offered based on information presented on Moneyline Telerate Markets Page 3750 as of 10:00 a.m. (Boston time) two Eurodollar Business Days prior to the beginning of such Interest Period, divided by a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable, or (b) if such information on such Moneyline Telerate Markets Page is not available, the rate at which the Agent's Eurodollar Lending Office is offered Dollar deposits at 10:00 a.m. (Boston time) two Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of Fleet to which such Interest Period applies, divided by a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

         Eurodollar Rate Loans. Domestic Loans bearing interest calculated by reference to the Eurodollar Rate.

         Event of Default.  See Section 14.1.

         Exchange Rate. On any day, (a) with respect to Canadian Dollars in relation to U.S. Dollars, the spot rate as quoted by the Bank of Canada as its noon spot rate at which U.S. Dollars are offered on such day for Canadian Dollars, and (b) with respect to U.S. Dollars in relation to Canadian Dollars, the spot rate as quoted by the Bank of Canada as its noon spot rate at which Canadian Dollars are offered on such day for U.S. Dollars.

         Existing Letters of Credit. Those letters of credit issued by the Agent for the account of the Domestic Borrowers or any of their Subsidiaries prior to the Closing Date and listed on Schedule 3 hereto.

         Existing Unit Permitted Sale-Leaseback. A Permitted Sale-Leaseback that is not a New Unit Permitted Sale-Leaseback.

         Fee Letter. The fee letter agreement dated as of September 8, 2003 among Fleet, the Arranger and the Borrowers.

         Financial Affiliate. A Subsidiary of the bank holding company controlling any Lender, which Subsidiary is engaging in any of the activities permitted by Section 4(e) of the Bank Holding Company Act of 1956 (12 U.S.C.
Section 1843).

         Fiscal Year.  See Section 8.4.1.

         Fixed Charge Coverage Ratio. As at the end of any fiscal quarter of the Borrowers, the ratio of (a) Consolidated Cash Flow for the period of the four
(4) consecutive fiscal quarters then ending to (b) Consolidated Fixed Charges for the period of the four (4) consecutive fiscal quarters then ending.

         Fleet.  As defined in the preamble hereto.

         Former Credit Agreement.  See preamble.

         Fronting Fee.  See Section 5.6.

         Fund. Any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         generally accepted accounting principles or GAAP. (a) When used in
Section 11, whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and
(ii) to the extent consistent with such principles, the accounting practice of the Borrowers reflected in its financial statements for the year ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Borrowers adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

         Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

         Guaranty. The Guaranty dated or to be dated on or prior to the Closing Date made by the Domestic Borrowers in favor of the Canadian Lenders and the Agent for the benefit of the Canadian Lenders pursuant to which each of the Domestic Borrowers guaranties to the Canadian Lenders and the Agent for the benefit of the Canadian Lenders the payment and performance of the Canadian Obligations, in form and substance satisfactory to the Canadian Lenders and the Agent.

         Hazardous Substances.  See Section 8.17(b).

         Incurrence Ratio. During any fiscal quarter of the Borrowers, the minimum permitted Fixed Charge Coverage Ratio as at the end of the most recently ended fiscal quarter as set forth in Section 11.2, after increasing the numerator of such ratio by 0.15.

         Indebtedness. As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

                  (i)  every obligation of such Person for money borrowed,

                  (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

                  (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

                  (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),

                  (v) every obligation of such Person under any Capitalized
         Lease,

                  (vi) every obligation of such Person under any lease (a "synthetic lease") treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes,

                  (vii) all sales by such Person of (A) accounts or general intangibles for money due or to become due, (B) chattel paper, instruments or documents creating or evidencing a right to payment of money or (C) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

                  (viii) every obligation of such Person (an "equity related purchase obligation") to purchase, redeem, retire or otherwise acquire for value any shares of capital stock of any class issued by such Person, any warrants, options or other rights to acquire any such shares, or any rights measured by the value of such shares, warrants, options or other rights,

                  (ix) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "derivative contract"),

                  (x) every obligation in respect of Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such other Person, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

                  (xi) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses (i) through (x) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (A) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (B) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (C) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

         The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (t) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (u) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (v) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than any of the Borrowers or any of their wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (w) any synthetic lease shall be the stipulated loss value, termination value or other equivalent amount, (x) any derivative contract shall be the maximum amount of any termination or loss payment that would be required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred, (y) any equity-related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price and (z) any guaranty or other contingent liability referred to in clause (xi) shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty or other contingent obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         Ineligible Securities. Securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1993 (12 U.S.C. Section 24, Seventh), as amended.

         Interest Payment Date. (a) As to any Base Rate Loan or Canadian Prime Rate Loan, the last day of each calendar quarter with respect to interest accrued during such calendar quarter, including, without limitation, the calendar quarter which includes the Drawdown Date of such Base Rate Loan or Canadian Prime Rate Loan, as the case may be; (b) as to any Eurodollar Rate Loan in respect of which the Interest Period is (i) 3 months or less, the last day of such Interest Period, and (ii) more than 3 months, the date that is 3 months from the first day of such Interest Period and, in addition, the last day of such Interest Period, and (c) as to any Canadian Cost of Funds Loan, in respect of which the Interest Period is (i) 90 days or less, the last day of such Interest Period, and (ii) more than 90 days, the date that is 3 months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

         Interest Period. With respect to each Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the applicable Borrowers in a Revolving Credit Loan Request, Canadian Loan Request or in a notice given with respect to the Term Loan A (i) for any Base Rate Loan, the last day of the calendar month; (ii) for any Canadian Prime Rate Loan, the last day of the calendar month; (iii) for any Canadian Cost of Funds Loan, 30, 60, 90, or 180 days as selected by the Canadian Borrower in a Canadian Loan Request or as otherwise required by the terms of this Credit Agreement and (iv) for any Eurodollar Rate Loan, 1, 2, 3 or 6 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan or all or such portion of the Term Loan A and ending on the last day of one of the periods set forth above, as selected by the Borrowers in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (a) if any Interest Period with respect to a Canadian Cost of Funds Loan or a Eurodollar Rate Loan would otherwise end on a day that is not a Canadian Business Day or Eurodollar Business Day as applicable, that Interest Period shall be extended to the next succeeding Canadian Business Day or Eurodollar Business Day, as applicable, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Canadian Business Day or Eurodollar Business Day, as applicable;

                  (b) if any Interest Period with respect to a Base Rate Loan or a Canadian Prime Rate Loan would end on a day that is not a Business Day or Canadian Business Day, as the case may be, that Interest Period shall end on the next succeeding Business Day or Canadian Business Day, as the case may be;

                  (c) if the Borrowers shall fail to give notice as provided in
         Section 2.7 or Section 4.6, as applicable, the Borrowers shall be deemed to have requested a conversion of (i) the affected Eurodollar Rate Loan to a Base Rate Loan and (ii) the affected Canadian Cost of Funds Loan to a Canadian Prime Rate Loan and the continuance of (A) all Base Rate Loans as Base Rate Loans and (B) all Canadian Prime Rate Loans as Canadian Prime Rate Loans on the last day of the then current Interest Period with respect thereto;

                  (d) any Interest Period relating to any Eurodollar Rate Loan or Canadian Cost of Funds Loan that begins on the last Eurodollar Business Day or Canadian Business Day, as the case may be, of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day or Canadian Business Day, as the case may be, of a calendar month; and

                  (e) any Interest Period that would otherwise extend beyond the Revolving Credit Loan Maturity Date (if comprising a Revolving Credit
         Loan) or the Term Loan A Maturity Date (if comprising Term Loan A or a portion thereof) shall end on, respectively, the Revolving Credit Loan Maturity Date or the Term Loan A Maturity Date.

         International Standby Practices. With respect to any standby Letter of Credit, International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Agent in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

         Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments described under Indebtedness) or obligations of any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

         Lender Affiliate. With respect to any Lender, (a) an Affiliate of such Lender or (b) any Approved Fund.

         Lenders.  Collectively, the Canadian Lenders and the Domestic Lenders.

         Letters of Credit.  See Section 5.1.1.

         Letter of Credit Application.  See Section 5.1.1.

         Letter of Credit Fee.  See Section 5.6.

         Letter of Credit Participation.  See Section 5.1.4.

         Leverage Ratio. As at the end of any fiscal quarter of the Borrowers, the ratio of (a) Consolidated Funded Indebtedness at such date to (b) Consolidated EBITDA for the period of the four (4) consecutive fiscal quarters then ending minus with respect to any Unit which was the subject of a Permitted Sale-Leaseback during such period, the difference between (i) the amount of rental expense which would have been incurred in respect of such Unit if such Permitted Sale-Leaseback had occurred immediately prior to the beginning of such four-quarter period (assuming the monthly rental rate for such Unit throughout such four-quarter period equaled the monthly rental rate in effect at the end of such period and (ii) the amount of rental expense actually incurred in respect of such Unit during such four-quarter period and already deducted in calculating Consolidated EBITDA for such period.

         Loan Documents. This Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit, the Fee Letter, and the Security Documents.

         Loans. Collectively, the Domestic Loans made by the Domestic Lenders and the Canadian Loans made by the Canadian Lenders.

         Maintenance Capital Expenditures. Capital Expenditures that are not New Unit Capital Expenditures.

         Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

         Mortgaged Property.  Any Real Estate which is subject to a mortgage.

         Multiemployer Plan. Any multiemployer plan within the meaning of
Section 3(37) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate that is subject to Title IV of ERISA.

         Net Cash Proceeds. In connection with any sale or other disposition of assets or any issuance of equity or incurrence of Consolidated Funded Indebtedness after the Closing Date, the cash proceeds received from such sale or other disposition or such issuance or incurrence, net of all costs of sale, underwriting or brokerage costs, and taxes paid or payable as a result thereof by the Borrowers or any of their Subsidiaries.

         New Unit Capital Expenditures. Capital Expenditures related to the construction, acquisition or opening of new Units net of landlord reimbursements.

         New Unit Permitted Sale-Leaseback. A Permitted Sale-Leaseback involving the sale or transfer of any Unit which commences operations after the Closing Date (regardless of when the Real Estate on which such Unit is located was acquired) or any fee or leasehold interest in Real Estate acquired after the Closing Date.

         Note(s). The Domestic Revolving Credit Notes, the Term A Notes, the Collateral Notes and the Canadian Notes.

         Obligations. All indebtedness, obligations and liabilities of any of the Borrowers and their Subsidiaries to any of the Lenders, the Agent, and the Arranger, individually or collectively, existing or arising on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Applications, Letters of Credit or other instruments at any time evidencing any thereof or arising or incurred under any Rate Protection Agreements entered into by any of the Borrowers or their Subsidiaries with any of the Lenders or the Arranger.

         Other Accounts.  See Section 9.15.

         Outstanding or outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

         PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

         Permitted Acquisition.  See Section 10.5.3.

         Permitted Liens. Liens, security interests and other encumbrances permitted by Section 10.2.

         Permitted Sale-Leaseback.  See Section 10.6.

         Person. Any individual, corporation, partnership, trust, unincorporated association, limited or unlimited liability company, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

         Per-Unit Start-Up Cost Cap. With respect to each Unit opening after the Closing Date, an amount equal to $1,200,000.

         PPSA.  The Personal Property Security Act (Ontario).

         Pro Forma Basis. In connection with any proposed or actual Permitted Acquisition, (i) the calculation of compliance with the financial covenants described in Section 10.5.3(b) hereof by the Borrowers and their Subsidiaries (including the business, business division or Person to be acquired as though such business, business division or Person were a Subsidiary of a Borrower) with reference to the audited historical financial results, if available, or such other management reports as approved by the Agent, of such acquired business, business division or Person and the Borrowers and its Subsidiaries for the applicable Test Period after giving effect on a pro forma basis to such Permitted Acquisition as at the beginning of the applicable Test Period with the adjustments described in (a), (b) and (c) below; and, (ii) following a Permitted Acquisition, the calculation of compliance with the covenants set forth in
Section 11 for Test Periods ending on the last day of the fiscal quarter in which such Permitted Acquisition occurred and each Test Period ending on the last day of the three fiscal quarters immediately following such Permitted Acquisition with reference to the audited historical financial results, if available, or such other management reports as approved by the Agent of the business, business division or Person so acquired and the Borrowers and their Subsidiaries for the portion of the applicable Test Period prior to such Permitted Acquisition with the adjustments described in (a), (b) and (c) below:

                  (a) all Indebtedness (whether under this Credit Agreement or otherwise) and any other balance sheet adjustments incurred, made or assumed or to be incurred, made or assumed in connection with the Permitted Acquisition shall be deemed to have been incurred, made or assumed on the first day of the relevant Test Period, and all Indebtedness of the Person acquired or to be acquired in such Permitted Acquisition or which is attributable to the business or business division acquired or to be acquired which was or will have been repaid in connection with the consummation of the Permitted Acquisition shall be deemed to have been repaid on the first day of the relevant Test Period;

                  (b) all Indebtedness assumed to have been incurred pursuant to the preceding clause (a) shall be deemed to have borne interest at (i) the arithmetic mean of (A) the Eurodollar Rate for Eurodollar Rate Loans having an Interest Period of one month in effect on the first day of the Test Period and (B) the Eurodollar Rate for Eurodollar Rate Loans having an Interest Period of one month in effect on the last day of the relevant Test Period plus (ii) the Applicable Margin with respect to Revolving Credit Loans which are Eurodollar Rate Loans then in effect (after giving effect to the Permitted Acquisition on a pro forma basis); and

                  (c) for purposes of calculating Consolidated EBITDA and Consolidated Cash Flow for the relevant Test Period, other reasonable cost savings, expenses and other income statement or operating statement adjustments which are attributable to the change in ownership and/or management resulting from such Permitted Acquisition as may be approved by the Agent in writing (which approval shall not be unreasonably withheld) shall be deemed to have been realized on the first day of the relevant Test Period.

         Rate Protection Agreement. Any interest rate swap, cap, collar, futures contract, option agreement, exchange agreement, forward currency exchange agreement, forward rate currency agreement or other similar agreement or arrangement entered into, from time to time, by any of the Borrowers or their Subsidiaries and any of the Lenders or any of their respective affiliates to protect such Borrower or such Subsidiary against fluctuations in interest rates, exchange rates or forward rates.

         Rate Request:  See Section 2.6.2.

         RCRA.  See Section 8.17(a).

         Real Estate. All real property at any time owned or leased (as lessee or sublessee) by any of the Borrowers or their Subsidiaries.

         Real Estate Leases. Leases, including ground leases and space leases, pursuant to which any Borrower or Subsidiary thereof leases Real Estate.

         Record. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan referred to in such Note.

         Register.  See Section 20.3.

         Reimbursement Obligation. The Domestic Borrowers' obligation to reimburse the Agent and the Domestic Lenders on account of any drawing under any Letter of Credit as provided in Section 5.2.

         Related Parties. With respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         Repurchase Event. As such term is defined in the Subordinated
Indenture.

         Required Lenders. As of any date, any combination of Lenders the sum (expressed in U.S. Dollars or U.S. Dollar Equivalents) of whose aggregate Revolving Credit Commitments and outstanding principal amounts under the Term Loan A constitute at least sixty-six and two-thirds percent (66 2/3%) of the sum of the Total Revolving Credit Commitment and the total outstanding principal amounts under the Term Loan A, or, if the Total Revolving Credit Commitment has been terminated or if the Revolving Credit Loan Maturity Date has occurred, any combination of Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the total outstanding principal amount of the Loans and Letter of Credit Participations on such date.

         Reset Date.  See Section 6.12.1(a).

         Restricted Payments. Collectively, Distributions, payments in respect of any subordinated debt, payments of management, consulting or similar fees to affiliates of any Borrower and derivatives or other transactions with any financial institution, commodities or stock exchange or clearinghouse (a "Derivatives Counterparty") obligating any Borrower or any Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any capital stock of such Borrower or such Subsidiary.

         Revolving Credit Commitment. With respect to each Lender, the sum of each Lender's Domestic Revolving Credit Commitments and its Canadian Commitment.

         Revolving Credit Loan Maturity Date.  April 29, 2008.

         Revolving Credit Loan Request.  See Section 2.6.

         Revolving Credit Loans. The Domestic Revolving Credit Loans and the Canadian Loans.

         Revolving Credit Note Record. A Record with respect to a Revolving Credit Note.

         Revolving Credit Note(s). Individually or collectively, the Domestic Revolving Credit Notes and the Canadian Notes.

         Sale-Leaseback.  See Section 10.6.

         SARA.  See Section 8.17(a).

         Securities Pledge Agreement. The Amended and Restated Securities Pledge Agreement, dated or to be dated on or prior to the Closing Date, among certain of the Borrowers and the Agent, and in form and substance satisfactory to the Lenders and the Agent.

         Security Documents. The Domestic Security Documents and the Canadian Security Documents.

         Subordinated Debt Documents. Collectively, the Subordinated Purchase Agreement, the Subordinated Indenture, the Subordinated Registration Rights Agreement, the Subordinated Notes, the Warrants and the other documents and agreements executed and delivered in connection therewith.

         Subordinated Indenture. The Indenture dated as of August 7, 2003 between DBI and the Indenture Trustee (as defined therein) relating to the Subordinated Notes.

         Subordinated Notes. The 5% Convertible Subordinated Notes due 2008 in the aggregate principal amount of $30,000,000 issued pursuant to the Subordinated Indenture.

         Subordinated Purchase Agreement. The Securities Purchase Agreement, dated as of August 7, 2003, among DBI and certain other parties thereto as initial purchasers, relating to the issuance and sale by DBI of the Subordinated Notes and the Warrants.

         Subordinated Registration Rights Agreement. The Registration Rights Agreement, dated as of August 7, 2003, among DBI, U.S. Bancorp Piper Jaffray Inc., and certain other parties thereto as initial purchasers of the Subordinated Notes and Warrants.

         Subsidiary. Any corporation, partnership, association, trust, limited or unlimited liability company or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

         Survey. In relation to each Mortgaged Property, a current instrument survey of such Mortgaged Property that (a) is prepared in accordance with the "Minimum Standard Detail Requirements for Land Title Surveys" established by ALTA and ACSM in 1997 and meets the accuracy requirements of a Class A or Urban survey, (b) contains a signed and sealed Surveyor Certificate in favor of the Agent, the Borrowers and the Title Insurance Company and (c) is otherwise in form and substance satisfactory to the Agent.

         Surveyor Certificate. In relation to each Mortgaged Property for which a Survey has been conducted, a certificate executed by the surveyor who prepared such Survey dated as of a recent date and containing such information relating to such Mortgaged Property as the Agent or the Title Insurance Company may require, such certificate to be satisfactory to the Agent in form and substance.

         Term A Commitment. With respect to each Domestic Lender, the amount set forth on Schedule 1 hereto as the amount of such Lender's commitment to make a portion of Term Loan A to the Domestic Borrowers.

         Term A Commitment Percentage. With respect to each Domestic Lender, the percentage set forth on Schedule 1 hereto as such Lender's percentage of the aggregate Term A Commitments of all the Domestic Lenders.

         Term A Note(s).  See Section 4.2.

         Term Loan A. The term loan to be made to the Domestic Borrowers by the Domestic Lenders pursuant to Section 4.1.

         Term Loan A Maturity Date.  April 29, 2008.

         Term Note Record.  A Record with respect to a Term A Note.

         Test Period. (a) In connection with the calculation of financial covenant compliance on a Pro Forma Basis as required by Section 10.5.3(b) with respect to any proposed Permitted Acquisition, the period of four fiscal quarters most recently ended prior to such Permitted Acquisition for which financial information is available, and (b) in connection with the calculation of the covenants set forth in Section 11 hereof following any Permitted Acquisition, the period of four consecutive fiscal quarters for which the covenant is being tested.

         Title Insurance Company. Chicago Title Insurance Company, and, with respect to the Mortgaged Property of the Canadian Borrower, First American Title Insurance Company (doing business in Canada as First Canadian Title).

         Title Policy. In relation to each Mortgaged Property, an ALTA 1992 standard form title insurance policy issued by the Title Insurance Company (with such reinsurance or co-insurance as the Agent may require, any such reinsurance to be with direct access endorsements) in such amount as may be determined by the Agent insuring the priority of the Mortgage of such Mortgaged Property and that one of the Borrowers or one of their Subsidiaries holds marketable fee simple or, as the case may be, leasehold title to such Mortgaged Property, subject only to the encumbrances permitted by such Mortgage and which shall not contain exceptions for mechanics liens, persons in occupancy or matters which would be shown by a survey (except as may be permitted by such Mortgage), shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its sole discretion, and shall contain such endorsements and affirmative insurance as the Agent in its discretion may require, including but not limited to (i) comprehensive endorsement #1, (ii) same-as survey endorsement, (iii) access endorsement, (iv) contiguity endorsement, (v) doing business endorsement, (vi) variable rate mortgage endorsement (vii) zoning endorsement, (viii) encroachment endorsement, (ix) ALTA form 8.1 endorsement and (x) deletion of creditors' rights endorsement (in each case to the extent available in the applicable jurisdiction).

         Total Canadian Commitment. The sum of the Canadian Commitments of the Canadian Lenders, as in effect from time to time. On the Closing Date, the Total Canadian Commitment is $4,500,000.

         Total Commitment. The sum of the Total Revolving Credit Commitment and the Total Term A Commitment as in effect from time to time.

         Total Domestic Revolving Commitment. The sum of the Domestic Revolving Credit Commitments of the Domestic Lenders, as in effect from time to time. On the Closing Date, the Total Domestic Revolving Commitment is $40,500,000.

         Total Revolving Credit Commitment. The sum of the Total Domestic Revolving Commitments and the Total Canadian Commitments, as in effect from time to time.

         Total Term A Commitment. The sum of the Term A Commitments of the Domestic Lenders, as in effect from time to time. On the Closing Date, the Total Term A Commitment is $15,000,000.

         Type. As to any Domestic Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan; and as to any Canadian Loan, its nature as a Canadian Prime Rate Loan or a Canadian Cost of Funds Loan.

         Uniform Customs. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

         Unit. A particular restaurant and/or entertainment center at a particular location that is owned or operated by a Borrower or a Borrower's Subsidiary or that is operated by a franchisee of a Borrower or a Borrower's Subsidiary.

         Unit Operating Lease Expense. For any period, operating lease expense of the Borrowers and their Subsidiaries payable during such period for the lease of Units or Real Estate on which Units are located, provided that any such operating lease expense shall not include any amounts payable to the extent such amounts are determined by reference to revenues, profits or performance of such Unit.


         Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the Domestic Borrowers do not reimburse the Agent and the Domestic Lenders on the date specified in, and in accordance with, Section 5.2.

         U.S. Dollars or $. Dollars in lawful currency of the United States of America.

         U.S. Dollar Equivalent. With respect to an amount of Canadian Dollars, on any date, the amount of U.S. Dollars that may be purchased with such amount of Canadian Dollars at the Exchange Rate with respect to Canadian Dollars on such date.

         Voting Stock. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of the directors (or persons performing similar functions) of the corporation, partnership, association, limited or unlimited liability company, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

         Warrants. The warrants to purchase shares of common stock issued pursuant to the Subordinated Purchase Agreement and all warrants issued in exchange, transfer or replacement thereof in form and substance satisfactory to the Agent.

         1.2.  RULES OF INTERPRETATION.

                  (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

                  (b) The singular includes the plural and the plural includes the singular.

                  (c) A reference to any law includes any amendment or modification to such law.

                  (d) A reference to any Person includes its permitted successors and permitted assigns.

                  (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

                  (f) The words "include", "includes" and "including" are not limiting.

                  (g) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts or the PPSA, as applicable, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

                  (h) Reference to a particular "Section" refers to that section of this Credit Agreement unless otherwise indicated.

                  (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

                  (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

                  (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

                  (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Agent and the Borrowers and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Agent or any of the Lenders merely on account of the Agent's or any Lender's involvement in the preparation of such documents.

                  (m) Unless otherwise expressly stated herein, all computations of outstanding Loans, commitment availability, mandatory prepayments, or other matters hereunder shall be made in U.S. Dollars or U.S. Dollar Equivalents.

                       2. THE REVOLVING CREDIT FACILITIES.

         2.1.  COMMITMENT TO LEND.

                  2.1.1. DOMESTIC REVOLVING CREDIT LOANS. Subject to the terms and conditions set forth in this Credit Agreement, each of the Domestic Lenders severally agrees to lend to the Domestic Borrowers and the Domestic Borrowers may borrow, repay, and reborrow on a joint and several basis from time to time from the Closing Date up to and including the Revolving Credit Loan Maturity Date, upon notice by the Domestic Borrowers to the Agent given in accordance with Section 2.6, such sums as are requested by the Domestic Borrowers up to a maximum aggregate amount Outstanding (after giving effect to all amounts requested) at any one time equal to such Domestic Lender's Revolving Credit Commitment, minus such Lender's Domestic Revolving Credit Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations provided that the Outstanding amount of the Domestic Revolving Credit Loans (after giving effect to all amounts requested), plus the Maximum Drawing Amount, plus all Unpaid Reimbursement Obligations shall not at any time exceed the Total Domestic Revolving Commitment, as such amount may be adjusted pursuant to the provisions of Section 2.3 hereof. The Domestic Revolving Credit Loans shall be made pro rata in accordance with each Domestic Lender's Domestic Revolving Credit Commitment Percentage.

                  2.1.2. CANADIAN LOANS. Subject to the terms and conditions set forth in this Credit Agreement and upon the request of the Canadian Borrower, each of the Canadian Lenders severally agrees to lend to the Canadian Borrower in Canadian Dollars, and the Canadian Borrower may borrow, repay, and reborrow from time to time between the Closing Date and the Revolving Credit Loan Maturity Date, upon notice by the Canadian Borrower to the Agent given in accordance with Section 2.6.2, its Canadian Commitment Percentage of the Canadian Loans as are requested by the Canadian Borrower; provided that the U.S. Dollar Equivalent of the sum of the outstanding principal amount of the Canadian Loans shall not exceed the Total Canadian Commitment as such amount may be reduced pursuant to Section 2.3 hereof.

                  2.1.3. GENERAL CONDITIONS. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the applicable Borrowers that the conditions set forth in Section 12 and Section 13, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and
Section 13, in the case of all other Revolving Credit Loans have been satisfied on the date of such request.

         2.2.  COMMITMENT FEE.

                  2.2.1. DOMESTIC COMMITMENT FEE. The Domestic Borrowers jointly and severally agree to pay to the Agent for the accounts of the Domestic Lenders in accordance with their respective Domestic Revolving Credit Commitment Percentages a commitment fee (such fee, a "Domestic Commitment Fee") calculated at the rate per annum equal to the Applicable Margin for the Commitment Fee on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date by which the Total Domestic Revolving Credit Commitment exceeds the sum of (a) the Outstanding amount of Domestic Revolving Credit Loans plus (b) the Maximum Drawing Amount, plus (c) all Unpaid Reimbursement Obligations during such calendar quarter.

                  2.2.2. CANADIAN COMMITMENT FEE. The Canadian Borrower agrees to pay to the Canadian Lenders in accordance with their respective Canadian Commitment Percentages a commitment fee (such fee, a "Canadian Commitment Fee") calculated at the rate per annum equal to the Applicable Margin for the Commitment Fee on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date by which the Total Canadian Commitment exceeds the U.S. Dollar Equivalent of the Outstanding amount of Canadian Loans.

                  2.2.3. PAYMENT TERMS. The Commitment Fees shall be payable quarterly in arrears on the last day of each calendar quarter for the calendar quarter then ending, commencing on the first such date after the Closing Date, with a final payment on the Revolving Credit Loan Maturity Date or any earlier date on which the Revolving Credit Commitments shall terminate.

         2.3.  ADJUSTMENTS OF TOTAL REVOLVING CREDIT COMMITMENT.

                  2.3.1. OPTIONAL REDUCTION OF TOTAL REVOLVING CREDIT COMMITMENT. Subject to Section 6.9, the Borrowers shall have the right at any time and from time to time upon three (3) Business Days prior written notice (confirmed telephonically on the date of delivery of such written notice) or telephonic notice (confirmed in writing on the date of such telephonic notice) to the Agent to reduce by $1,000,000 or an integral multiple of $500,000 in excess thereof, or, terminate entirely, the Total Domestic Revolving Credit Commitment and/or the Total Canadian Commitment, whereupon, subject to Section
2.3.2 hereof, the Domestic Revolving Credit Commitments of the Domestic Lenders and/or the Canadian Commitments of the Canadian Lenders, as applicable, shall be reduced pro rata in accordance with their respective Domestic Revolving Credit Commitment Percentages or Canadian Commitment Percentage, as the case may be, of the amount specified in such notice or, as the case may be, terminated. At no time may (i) the Total Domestic Revolving Credit Commitment be reduced to an amount less than the sum of (A) the Maximum Drawing Amount of all Letters of Credit, (B) all Domestic Revolving Credit Loans then outstanding, and (C) all Unpaid Reimbursement Obligations, or (ii) the Total Canadian Commitment be reduced to an amount less than the U.S. Dollar Equivalent of all Canadian Loans then Outstanding. Promptly after receiving any notice of the Borrowers delivered pursuant to this Section 2.3.1, the Agent will notify the relevant Lenders of the substance thereof. Upon the effective date of any such reduction or termination, the applicable Borrowers shall pay to the Agent for the respective accounts of the relevant Lenders, in accordance with their applicable Revolving Credit Commitment Percentages, the full amount of any Commitment Fee then accrued on the amount of the reduction. Subject to
Section 2.3.2 hereof, no reduction or termination of the Revolving Credit Commitments may be reinstated.

                  2.3.2. INCREASE IN TOTAL DOMESTIC REVOLVING COMMITMENT UPON REDUCTION OF CANADIAN COMMITMENT. Upon (i) an optional reduction of the Total Canadian Commitment under Section 2.3.1 or (ii) a mandatory reduction of the Total Canadian Commitment as a result of a prepayment of the Canadian Loans under Section 3.4 or Section 4.4.2.2 or Section 4.4.2.3, the Canadian Lenders shall automatically reallocate the portion of their Canadian Commitments so reduced to their Domestic Lender affiliate's Domestic Revolving Credit Commitments, which commitment shall be increased by the U.S. Dollar Equivalent of the amount of such reduction. The Total Canadian Commitment shall be permanently reduced by the amount of such reallocation, and the Total Domestic Revolving Commitment shall be increased by the same amount but in no event shall exceed $44,500,000. Each of the Lenders and the Borrowers further agrees that the Agent may make such conforming changes to this Credit Agreement as the Agent may determine are necessary to accomplish the reallocations authorized herein, including, without limitation, revisions to Schedule 1 and 2 hereto, provided that prior to giving effect to any such changes, the Agent shall have provided written notice to the applicable Lenders and the Borrowers of such changes. If requested by the Agent, or any affected Lender, the Borrowers hereby agree to issue new Notes, and the applicable Lenders agree to cancel and return any old Notes that are replaced by such new Notes, as applicable in connection with any such reallocations.

         2.4.  THE REVOLVING CREDIT NOTES.

                  2.4.1. DOMESTIC REVOLVING CREDIT NOTES. The Domestic Revolving Credit Loans shall be evidenced by separate joint and several promissory notes of the Domestic Borrowers in substantially the form of Exhibit A-1 hereto (each a "Domestic Revolving Credit Note"), dated as of the Closing Date (or such other date on which a Domestic Lender may become a party hereto in accordance with
Section 20 hereof) and completed with appropriate insertions. One Domestic Revolving Credit Note shall be payable to the order of each Domestic Lender in a principal amount equal to such Domestic Lender's Domestic Revolving Credit Commitment or, if less, the Outstanding amount of all Domestic Revolving Credit Loans made by such Domestic Lender, plus interest accrued thereon, as set forth below.

                  2.4.2. CANADIAN NOTES. The Canadian Loans shall be evidenced by either (a) separate promissory notes of the Canadian Borrower in substantially the form of Exhibit A-2 hereto (each, a "Canadian Note"), dated as of the date such facility is activated and completed with appropriate insertions, or (b) this Credit Agreement and by individual loan accounts maintained by the Agent on its books for each of the Canadian Lenders, it being the intention of the parties hereto that, unless a Canadian Note is requested by a Canadian Lender, the Canadian Borrower's obligations with respect to Canadian Loans are to be evidenced only as stated herein and not by separate promissory notes. If a Canadian Lender requests a Canadian Note, one Canadian Note shall be payable to the order of such Canadian Lender in an amount equal to its Canadian Commitment, and shall represent the obligation of the Canadian Borrower to pay such Canadian Lender such principal amount or, if less, the outstanding principal amount of all Canadian Loans made by such Canadian Lender, plus interest accrued thereon, as set forth herein.

                  2.4.3. REVOLVING CREDIT NOTE RECORDS. Each of the Borrowers irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Domestic Revolving Credit Loan or Canadian Loan, as the case may be, or at the time of receipt of any payment of principal on any such Note, an appropriate notation on such Lender's Revolving Credit Note Record reflecting the making of such Loan or (as the case may be) the receipt of such payment. The Outstanding amount of the Revolving Credit Loans set forth on such Lender's Revolving Credit Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrowers hereunder or under any such Notes to make payments of principal of or interest on any Note when due.

         2.5. INTEREST ON REVOLVING CREDIT LOANS. Except as otherwise provided in Section 6.10,

                  (a) Each Domestic Revolving Credit Loan that is a Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto and thereafter during each subsequent Interest Period with respect thereto at an annual rate equal to the sum of (i) the Base Rate plus (ii) the Applicable Margin with respect to Revolving Credit Loans which are Base Rate Loans, as in effect from time to time while such Base Rate Loan is Outstanding.

                  (b) Each Domestic Revolving Credit Loan that is a Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto and thereafter during each subsequent Interest Period at an annual rate equal to the sum of (i) the Eurodollar Rate plus (ii) the Applicable Margin with respect to Revolving Credit Loans which are Eurodollar Rate Loans, as in effect from time to time while such Eurodollar Rate Loan is Outstanding.

                  (c) Each Canadian Loan that is a Canadian Prime Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto and thereafter during each subsequent Interest Period at an annual rate equal to the sum of (i) the Canadian Prime Rate plus (ii) the Applicable Margin with respect to Revolving Credit Loans which are Canadian Prime Rate Loans, as in effect from time to time while such Canadian Prime Rate Loan is Outstanding.

                  (d) Each Canadian Loan that is a Canadian Cost of Funds Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto and thereafter during each subsequent Interest Period at an annual rate equal to the sum of (i) the Canadian Cost of Funds Rate plus (ii) the Applicable Margin with respect to Revolving Credit Loans which are Canadian Cost of Funds Loans, as in effect from time to time while such Canadian Cost of Funds Loan is Outstanding.

                  (e) The Domestic Borrowers jointly and severally promise to pay interest on each Domestic Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto. The Canadian Borrower promises to pay interest on each Canadian Loan in arrears on each Interest Payment Date with respect thereto.

         2.6.  REQUESTS FOR REVOLVING CREDIT LOANS.

                  2.6.1. REQUESTS FOR DOMESTIC REVOLVING CREDIT LOANS. The Domestic Borrowers shall give to the Agent telephonic and written notice (such written notice to be in the form of

Exhibit B-1 hereto) of each Domestic Revolving Credit Loan requested hereunder (a "Domestic Revolving Credit Loan Request") (a) prior to 1:00 p.m. (Boston time) on the proposed Drawdown Date of any Base Rate Loan and (b) prior to 1:00 p.m. (Boston time) on the third Eurodollar Business Day prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such written notice shall specify (w) the principal amount of the Domestic Revolving Credit Loan requested, (x) the proposed Drawdown Date of such Domestic Revolving Credit Loan, (y) if a Eurodollar Rate Loan, the Interest Period for such Domestic Revolving Credit Loan and (z) the Type of such Domestic Revolving Credit Loan. Upon receipt of any such notices, the Agent shall promptly notify each of the Domestic Lenders thereof. Each Revolving Credit Loan Request shall be irrevocable and binding on the Domestic Borrowers and shall obligate the Domestic Borrowers to accept the Domestic Revolving Credit Loan requested from the Domestic Lenders on the proposed Drawdown Date. Each Revolving Credit Loan Request shall be in a minimum aggregate amount of $250,000 or an integral multiple thereof.

                  2.6.2. REQUESTS FOR CANADIAN LOANS. The Canadian Borrower shall give to the Agent and each of the Canadian Lenders telephonic and written notice (such written notice to be in the form of Exhibit B-2 hereto) of each Canadian Loan requested hereunder (a "Canadian Loan Request") prior to 1:00 p.m. (Boston time) on the third Canadian Business Day prior to the proposed Drawdown Date of any Canadian Prime Rate Loan or Canadian Cost of Funds Loan. Each such written notice shall specify (w) the principal amount of the Canadian Loan requested and the aggregate Outstanding principal amount of the Canadian Loans on such date, (x) the proposed Drawdown Date of such Canadian Loan, (y) if such Canadian Loan is to be a Canadian Cost of Funds Loan, the Interest Period for such Canadian Loan and (z) the Type of such Canadian Loan. Each Canadian Loan Request shall be irrevocable and binding on the Canadian Borrower and shall obligate the Canadian Borrower to accept the Canadian Loan requested from the Canadian Lenders on the proposed Drawdown Date. Each Canadian Loan Request shall be in a minimum aggregate amount of C$500,000 or an integral multiple of C$100,000 thereof. Notwithstanding the notice and minimum amount requirements set forth in this Section 2.6.2 but otherwise in accordance with the terms and conditions of this Credit Agreement, the Canadian Borrower may request that the Canadian Lenders make Canadian Prime Rate Loan advances and paydowns to the Canadian Borrower's deposit account with Bank One, NA, Canada such that if the balance in the account: (i) is a credit, the Canadian Lenders may apply the amount of such credit or any part thereof, rounded to the nearest C$50,000 as a repayment of borrowings outstanding under the Canadian Commitment, or (ii) is a debit, the Canadian Lenders shall make available a borrowing in an amount rounded to the nearest C$50,000 which is required to place the Canadian Borrower in a minimum net credit position of C$0, provided that there are sufficient funds available under the Canadian Commitment.

         Notwithstanding the foregoing, in the event that the Canadian Borrower wishes all or any portion of the Canadian Loan which is requested to bear interest at the Cost of Funds Rate, the Canadian Borrower may request by telephonic (to be immediately confirmed in writing), facsimile or other written notice (a "Rate Request") that Bank One, NA, Canada Branch on any Canadian Business Day give the Canadian Borrower a firm quotation of the Cost of Funds Rate which would be applicable to a Cost of Funds Loan to be made on such day for an Interest Period commencing on the date of such Rate Request. Each Rate Request shall (i) specify the aggregate principal amount of the Cost of Funds Loan to which such quotation would apply (which shall be in a minimum aggregate amount of C$100,000 or an integral multiple thereof), (ii) specify the Interest Period being requested for such Cost of Funds Loan, and (iii) shall be received by the Canadian Lender not later than 11:00 a.m., Boston time, on such day. At or before 12:00 noon, Boston time, the Canadian Lender shall notify the Canadian Borrower by telephone, telex or telecopier of the Cost of Funds Rate which would apply to such Cost of Funds Loan; provided, however, that the Canadian Lender may, in its sole and absolute discretion, decline to give any such quotation. Such rate quotation shall remain in effect for one hour on such day. If the Canadian Borrower wishes to accept the rate quotation from the Canadian Lender and thereby request such Cost of Funds Loan, the Canadian Borrower shall give the Canadian Lender written notice of acceptance (a "Cost of Funds Rate Acceptance"), no later than the expiration of such one hour period. Each Cost of Funds Rate Acceptance may be given by telecopier and shall confirm the Canadian Borrower's acceptance of such rate quotation and the aggregate principal amount of the Cost of Funds Loan requested.

         2.7.  CONVERSION OPTIONS.

                  2.7.1. CONVERSION TO DIFFERENT TYPE OF DOMESTIC REVOLVING CREDIT LOAN. The Domestic Borrowers may elect from time to time to convert any Outstanding Domestic Revolving Credit Loan to a Domestic Revolving Credit Loan of another Type, provided that (a) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Domestic Borrowers shall give the Agent at least three (3) Eurodollar Business Days prior written notice (confirmed telephonically on the date of delivery of such written notice) or telephonic notice (confirmed in writing on the date of such telephonic notice) of such election; (b) with respect to any such conversion of a Eurodollar Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto and (c) no Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Domestic Lender shall take such action as is necessary to transfer its Domestic Revolving Credit Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of Outstanding Domestic Revolving Credit Loans of any Type may be converted into a Domestic Revolving Credit Loan of another Type as provided herein, provided that any conversion to a Eurodollar Rate Loan shall be in an aggregate principal amount of $500,000 or a whole multiple of $250,000 in excess thereof and the amount of any Eurodollar Rate Loan shall be at least $250,000 or an integral multiple thereof. Each Conversion Request relating to the conversion of a Domestic Revolving Credit Loan to a Eurodollar Rate Loan shall be irrevocable by the Domestic Borrowers.

                  2.7.2. CONVERSION TO DIFFERENT TYPE OF CANADIAN LOAN. The Canadian Borrower may elect from time to time to convert any outstanding Canadian Loan to a Canadian Loan of another Type by providing a Conversion Request to the Agent and each of the Canadian Lenders provided that (i) with respect to any such conversion of a Canadian Prime Rate Loan to a Canadian Cost of Funds Loan, the Canadian Borrower shall give the Agent and each of the Canadian Lenders at least three (3) Canadian Business Days prior written notice of such election; (ii) with respect to any such conversion of a Canadian Cost of Funds Loan into a Canadian Prime Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto unless any payment required by Section 6.9 is made on or prior to the day of such conversion; and
(iii) unless each Canadian Lender otherwise agrees, no Canadian Prime Rate Loan may be converted into a Canadian Cost of Funds Loan when any Default or Event of Default has occurred and is continuing. All or any part of outstanding Canadian Loans of any Type may be converted into a Canadian Loan of another Type as provided herein, provided that any partial conversion shall be a whole multiple of C$100,000 and shall not be inconsistent with the requirements of Section 6.4 with respect to the maximum permissible number of Interest Periods of Canadian Cost of Funds Loans. Each Conversion Request shall be irrevocable by the Canadian Borrower.

                  2.7.3. CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN. Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Domestic Borrowers or the Canadian Borrower, as applicable, with the notice provisions contained in Section 2.7.1 or Section 2.7.2, as applicable; provided that no Eurodollar Rate Loan or Canadian Cost of Funds Loan may be continued as such when any Default or

Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan or Canadian Prime Rate Loan, as applicable, on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Agent or, in the case of Canadian Loans, the Canadian Lenders, active upon the Borrowers' account have actual knowledge. In the event that the Domestic Borrowers or Canadian Borrower, as applicable, fail to provide any such notice with respect to the continuation of any Eurodollar Rate Loan or Canadian Cost of Funds Loan as such, then such Eurodollar Rate Loan or Canadian Cost of Funds Loan shall be automatically converted to a Base Rate Loan or Canadian Prime Rate Loan, as applicable, on the last day of the Interest Period relating thereto. The Agent shall notify the Domestic Lenders, promptly when any such automatic conversion contemplated by this Section 2.7.3 with respect to Domestic Revolving Credit Loans is scheduled to occur.

                  2.7.4. EURODOLLAR RATE LOANS AND CANADIAN COST OF FUNDS LOANS. Any conversion to or from Revolving Credit Loans that are Eurodollar Rate Loans or Canadian Cost of Funds Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of (a) all Domestic Revolving Credit Loans that are Eurodollar Rate Loans having the same Interest Period shall not be less than $500,000 and shall equal $500,000 or a whole multiple of $250,000 in excess thereof, and (b) all Canadian Loans that are Canadian Cost of Funds Loans having the same Interest Period shall not be less than C$500,000 and shall equal C$500,000 or a whole multiple of C$100,000 in excess thereof. At no time shall there be more than six (6) Domestic Revolving Credit Loans that are Eurodollar Rate Loans having different Interest Periods or three (3) Canadian Loans that are Canadian Cost of Funds Loans having different Interest Periods.

         2.8.  FUNDS FOR REVOLVING CREDIT LOANS.

                  2.8.1. FUNDING PROCEDURES. Not later than 3:00 p.m. (Boston time) on the proposed Drawdown Date of any Domestic Revolving Credit Loans, subject to the terms and conditions hereof, each of the Domestic Lenders will make available to the Agent, at the Agent's Office, in immediately available funds, the amount of such Domestic Lender's Domestic Revolving Credit Commitment Percentage of the amount of the requested Domestic Revolving Credit Loans. Upon receipt from each Domestic Lender of such amount, and upon receipt of the documents required by Sections 12 and 13 and the satisfaction of the other conditions set forth therein, to the extent applicable, (a) the Agent will make available to the Domestic Borrowers the aggregate amount of such Domestic Revolving Credit Loans made available to the Agent by the Domestic Lenders. Not later than 3:00 p.m. (Boston time) on the proposed Drawdown Date of any Canadian Loans and upon receipt of the documents required by Sections 12 and 13 and the satisfaction of the other conditions set forth therein, to the extent applicable, each of the Canadian Lenders will make available to the Canadian Borrower, in immediately available funds, the amount of such Canadian Lender's Canadian Commitment Percentage of the amount of the requested Canadian Loans. The failure or refusal of any Lender to make available to the Agent or the Canadian Borrower, as the case may be, at the aforesaid time and place on any Drawdown Date the amount of its Domestic Revolving Credit Commitment Percentage of the requested Domestic Revolving Credit Loans or the amount of its Canadian Commitment Percentage of the requested Canadian Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Agent or the Canadian Borrower, as the case may be, the amount of such other Lender's Domestic Revolving Credit Commitment Percentage or Canadian Commitment Percentage of any requested Revolving Credit Loans.

                  2.8.2. ADVANCES BY AGENT OF DOMESTIC REVOLVING CREDIT LOANS. The Agent may unless notified to the contrary by any Domestic Lender prior to a Drawdown Date, assume that such Domestic Lender has made available to the Agent on such Drawdown Date the amount of such Lender's Domestic Revolving Credit Commitment Percentage of the Domestic Revolving Credit Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Domestic Borrowers a corresponding amount. If any Domestic Lender makes available to the Agent such amount on a date after such Drawdown Date, such Domestic Lender shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent, during each day included in such period, times (b) the amount of such Domestic Lender's Domestic Revolving Credit Commitment Percentage of such Domestic Revolving Credit Loans, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Lender's Domestic Revolving Credit Commitment Percentage of such Domestic Revolving Credit Loans shall become immediately available to the Agent and the denominator of which is 360. A statement of the Agent submitted to such Domestic Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Domestic Lender. If the amount of such Domestic Lender's Domestic Revolving Credit Commitment Percentage of such Domestic Revolving Credit Loans is not made available to the Agent by such Lender within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrowers on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

        2.9. REQUESTS FOR LOANS, CONVERSIONS, ETC. Any provisions in Section 2 or Section 4 which requires the Domestic Borrowers to deliver any notices or requests for Domestic Revolving Credit Loans or to convert Domestic Loans from one Type of Loan to another is satisfied by any Domestic Borrower signing the request or notice, and each Domestic Borrower agrees to be bound by such request or notice.

                   3. REPAYMENT OF THE REVOLVING CREDIT LOANS.

        3.1. MATURITY. The Domestic Borrowers jointly and severally promise to pay on the Revolving Credit Loan Maturity Date, or at such earlier time as the Domestic Revolving Credit Loans become due and payable as set forth herein, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, or at such earlier time as the Domestic Revolving Credit Loans become due and payable as set forth herein, all of the Domestic Revolving Credit Loans Outstanding on such date, together with any and all accrued and unpaid interest thereon. The Canadian Borrower promises to pay on the Revolving Credit Loan Maturity Date, or at such earlier time as the Canadian Loans become due and payable as set forth herein, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, or at such earlier time as the Canadian Loans become due and payable as set forth herein, all of the Canadian Loans Outstanding on such date, together with any and all accrued and unpaid interest thereon.

        3.2. MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS. If at any time (i) the sum of the Outstanding amount of the Domestic Revolving Credit Loans, plus the Maximum Drawing Amount of Letters of Credit, plus all Unpaid Reimbursement Obligations exceeds the Total Domestic Revolving Credit Commitment whether by reduction of the Total Domestic Revolving Commitment or otherwise, or (ii) the U.S. Dollar Equivalent of the Outstanding amount of the Canadian Loans, exceeds the Total Canadian Commitment, whether by reduction of the Total Canadian Commitment, due to currency fluctuations or otherwise, then in the case of clause (i) above, the Domestic Borrowers shall immediately pay the amount of such excess to the Agent for the respective accounts of the Domestic Lenders for application to the Domestic Revolving Credit Loans, and in the case of clause
(ii) above, the Canadian Borrower shall immediately pay the amount of such excess to the Canadian Lenders (within two (2) Business Days of notice thereof if due to currency fluctuations) for the respective accounts of the Canadian Lenders for application to the Canadian Loans in proportion, as nearly as practicable, to the respective unpaid principal amount thereof, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. Each prepayment of Domestic Revolving Credit Loans shall be allocated among the Domestic Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Domestic Lender's Domestic Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. Each prepayment pursuant to this Section
3.2 shall be made in accordance with the provisions of Section 6.9. In addition to the mandatory prepayment required by the preceding sentences, the Borrowers shall also prepay the Revolving Credit Loans as required pursuant to Section
4.4.2. If no Revolving Credit Loans shall be outstanding, such amounts shall be held by the Agent for the benefit of the applicable Lenders as collateral security for such excess Maximum Drawing Amount; provided however, that if the amount of cash collateral held by the Agent pursuant to this Section 3.2 exceeds the Maximum Drawing Amount required to be collateralized from time to time, the Agent shall return such excess to the applicable Borrowers.

        3.3. MANDATORY CLEAN DOWN. For a period of at least 15 consecutive days during each rolling period of 180 days following the Closing Date, the aggregate amount of the Revolving Credit Loans outstanding plus the Maximum Drawing Amount, plus all Unpaid Reimbursement Obligations shall not exceed $25,000,000. At the beginning of each such fifteen (15) day period, the Borrowers shall pay down outstanding Revolving Credit Loans to such level.

        3.4. OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS. The applicable Borrowers shall have the right, at their election, to repay the Outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans or Canadian Cost of Funds Loans pursuant to this Section 3.4 that is not made on the last day of the Interest Period relating thereto shall be accompanied by any amounts due under Section
6.9 hereunder. The Borrowers shall give the Agent and each Canadian Lender (if applicable), no later than 1:00 p.m., Boston time, on the date of any proposed prepayment prior written notice (confirmed telephonically on the date of delivery of such written notice, but in any case such confirmation to occur no later than 1:00 p.m., Boston time, on the date of any such proposed prepayment) or telephonic notice (confirmed in writing on the date of such telephonic notice) of any proposed prepayment pursuant to this Section 3.4 of Base Rate Loans or Canadian Prime Rate Loans and no later than 1:00 p.m., Boston time, three (3) Eurodollar Business Days or three (3) Canadian Business Days, as applicable, prior to the date of any proposed repayment, prior written notice (confirmed telephonically on the date of delivery of such written notice) or telephonic notice (confirmed in writing on the date of such telephonic notice) of any proposed prepayment pursuant to this Section 3.4 of Eurodollar Rate Loans or Canadian Cost of Funds Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in a minimum amount of $500,000 or an integral multiple of $100,000 in excess thereof (or the Canadian Dollar Equivalent thereof), shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrowers, first to the principal of Base Rate Loans or Canadian Prime Rate Loans (as applicable) and then to the principal of Eurodollar Rate Loans or Canadian Cost of Funds Loans (as applicable). Each partial prepayment received from Domestic Borrowers shall be allocated among the Domestic Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Domestic Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion. Each partial prepayment by the Canadian Borrower shall be paid by the Canadian Borrower directly to each Canadian Lender in proportion, as nearly as practicable, to the respective Canadian Commitment of each Canadian Lender, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion. The Total Canadian Commitment shall be permanently reduced by each optional repayment of the Canadian Loans hereunder until the total U.S. Dollar Equivalent of the Canadian Commitment is $500,000, and the Total Domestic Revolving Commitment shall be increased by the same amount in accordance with Section 2.3.2 hereof.

                              4. THE TERM LOAN A.

        4.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each Domestic Lender agrees to lend to the Domestic Borrowers, on the Closing Date, the amount of its Term A Commitment Percentage of the principal amount of $15,000,000.

        4.2. THE TERM A NOTE. Term Loan A shall be evidenced by separate joint and several promissory notes of the Domestic Borrowers in substantially the form of Exhibit C hereto (each a "Term A Note" and collectively the "Term A Notes"), dated the Closing Date (or such other date on which a Domestic Lender may become a party hereto in accordance with Section 20 and completed with appropriate insertions. One Term A Note shall be payable to the order of each Domestic Lender in a principal amount equal to such Domestic Lender's Term A Commitment Percentage of Term Loan A and representing the obligation of the Domestic Borrowers to pay to such Domestic Lender such principal amount or, if less, such Lender's Term A Commitment Percentage of the outstanding amount of Term Loan A, plus interest accrued thereon, as set forth below. Each of the Domestic Borrowers irrevocably authorizes each Domestic Lender to make or cause to be made a notation on such Domestic Lender's Term Note Record reflecting the original principal amount of such Domestic Lender's Term A Commitment Percentage of Term Loan A and, at or about the time of such Domestic Lender's receipt of any principal payment on such Domestic Lender's Term A Note, an appropriate notation on such Domestic Lender's Term Note Record reflecting such payment. The aggregate unpaid amount set forth on such Domestic Lender's Term Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Domestic Lender, but the failure to record, or any error in so recording, any such amount on such Domestic Lender's Term Note Record shall not affect the obligations of the Domestic Borrowers hereunder or under any Term A Note to make payments of principal of and interest on any Term A Note when due.

        4.3. REPAYMENT OF PRINCIPAL OF TERM LOAN A. The Domestic Borrowers jointly and severally promise to pay to the Agent, for the pro rata accounts of the Domestic Lenders in accordance with their Term A Commitment Percentages, the principal amount of Term Loan A in seventeen (17) consecutive quarterly payments in an amount equal to $833,333 on the last day of each fiscal quarter of the Domestic Borrowers, with a final payment of Term Loan A on the Term Loan A Maturity Date in an amount equal to the unpaid balance of Term Loan A.

        4.4. PREPAYMENT OF TERM LOAN A.

                 4.4.1. OPTIONAL PREPAYMENT. At any time no Revolving Credit Loans are Outstanding, the Domestic Borrowers shall have the right at any time to prepay the Term A Notes, as a whole, or in part, upon not less than three (3) Business Days prior written notice to the Agent, provided that (i) each partial prepayment shall be in the principal amount of $1,000,000 or a larger integral multiple thereof, (ii) any portion of the Term Loan A bearing interest at the Eurodollar Rate that is prepaid pursuant to this Section 4.4 on a day other than the last day of the Interest Period relating thereto shall be accompanied by any amounts due under Section 6.9, (iii) each partial prepayment of Term Loan A shall be allocated among the Domestic Lenders, in proportion, as nearly as practicable, to the respective outstanding amount of each Domestic Lender's Term A Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Term Loan A shall include all interest accrued to the date of prepayment and shall be applied pro rata to the remaining scheduled installments of principal due on the Term Loan A. No amount repaid with respect to the Term Loan A may be reborrowed.

                 4.4.2. MANDATORY PREPAYMENTS.

                4.4.2.1. MANDATORY PREPAYMENTS FROM NET CASH PROCEEDS, ETC. In the event that any of the Domestic Borrowers or any of their Subsidiaries other than the Canadian Borrower shall:

        (a) sell or otherwise dispose of any of its assets whether by sale of assets or stock, for consideration in the case of any single transaction or a series of related transactions with a value in excess of $5,000,000 (excluding transactions described in clauses (b) or (c) below) (provided for clarity that nothing herein shall be deemed consent to any such sale or other disposition that has not otherwise been permitted pursuant to
        Section 10.5.2 or previously consented to in writing by the Required Lenders),

        (b) receive Net Cash Proceeds in connection with a New Unit Permitted Sale-Leaseback which are not reinvested in the Domestic Borrowers' business within two hundred and seventy (270) days after the receipt thereof by such Person,

        (c) receive Net Cash Proceeds in connection with an Existing Unit Permitted Sale-Leaseback or in connection with the sale of any Real Estate owned on the Closing Date where such sale is not made pursuant to a Permitted Sale-Leaseback,

        (d) sell or issue any shares of their stock, partnership units or other Equity Interests, or any options or warrants for the purchase of its stock or partnership units or other Equity Interests,

        (e) receive any insurance proceeds or any awards for takings or condemnation of their properties or any tax refund with respect to any taxable year, in each case which are not reinvested in the Domestic Borrowers' business within twelve (12) months after the receipt thereof by such Person, or

        (f) incur additional Consolidated Funded Indebtedness (other than, purchase money Indebtedness, Indebtedness consisting of Obligations and other Indebtedness permitted under Section 10.1(d) hereunder), then as soon as practicable and in any event (i) within thirty (30) days after the receipt by such Person of the Net Cash Proceeds of such sale or disposition of assets (other than Sale-Leaseback dispositions of the type described in clause (b) above), sale of Equity Interests described in clause (d) above or incurrence of such additional Consolidated Funded Indebtedness, as the case may be or (ii) within twelve (12) months after the receipt by any Domestic Borrower of insurance proceeds, awards for takings or condemnation of properties or tax refunds or (iii) within 270 days after the receipt by any Domestic Borrower of the Net Cash Proceeds from any New Unit Permitted Sale-Leaseback, the Domestic Borrowers shall prepay the Term Loan A or, in the event that the Term Loan A has been paid in full, repay the Revolving Credit Loans in accordance with
        Section 4.4.2.3 below in an aggregate amount equal to one hundred percent (100%) of the amount of the Net Cash Proceeds of (A) any sale or other disposition of assets referred to in clauses (a), (b) or (c) above (provided, however, if the Leverage Ratio as reported on the Compliance Certificate most recently delivered by the Borrowers to the Agent pursuant to Section 9.4(d) is less than 1.50:1.00, only fifty percent (50%) of the Net Cash Proceeds from such sale or other disposition of assets will be required to be applied in accordance with this Section 4.4.2.1), (B) any sale of Equity Interests described in clause (d) above, (C) any incurrence of such additional Consolidated Funded Indebtedness, or (D) the amount of such insurance proceeds, award or tax refund less, in the case of any net proceeds described in clauses (b) and (e) of this Section 4.4.2.1, the amount of any such proceeds reinvested in the business of any of the Domestic Borrowers' within the respective time periods specified in such clauses. Any insurance proceeds, awards from taking or condemnation of properties, tax refunds or Net Cash Proceeds from the disposition of a New Unit Permitted Sale-Leaseback described in this Section 4.4.2.1 in an aggregate amount in excess of $1,000,000 which at any particular time of reference have not yet been reinvested or applied to repay the Term Loan A as permitted hereunder, shall in the interim, at the Domestic Borrowers' option, either be (x) applied to repay the Domestic Revolving Credit Loans or (y) invested in Investments permitted under clauses (a),
        (b) or (c) of Section 10.3 or (z) held as Collateral by the Agent for the benefit of the Domestic Lenders and the Agent pending reinvestment in the Domestic Borrowers' business.

                4.4.2.2. MANDATORY PREPAYMENTS BY CANADIAN BORROWER. The provisions of Section 4.4.2.1 with respect to asset sales and other dispositions described in clause (a) thereof, and insurance proceeds, and other awards and tax refunds described in clause (b) thereof shall apply mutatis mutandis with respect to all or any portion of Net Proceeds of such type received by the Canadian Borrower and such Net Proceeds shall be paid to each Canadian Lender and be applied to repay the Canadian Loans. The Total Canadian Commitment shall be permanently reduced by each mandatory prepayment of the Canadian Loans pursuant to this Section 4.4.2.2 (the "Reduction Amount") until the Total Canadian Commitment is the U.S. Dollar Equivalent of $500,000 and the Total Domestic Revolving Commitment shall be increased by such Reduction Amount in accordance with Section 2.3.2 hereof. The provisions of
        Section 6.9 shall apply to each prepayment pursuant to this Section 4.4.2.2.

                4.4.2.3. APPLICATION OF PREPAYMENTS; ETC. All mandatory prepayments pursuant to Section 4.4.2.1 shall be applied first, to the principal of Term Loan A based upon the outstanding amounts thereof and against the remaining scheduled installments of the Term Loan A in inverse order of maturity until the Term Loan A is paid in full, second, to repay the Domestic Revolving Credit Loans and third, to repay the Canadian Loans. The Domestic Revolving Credit Commitments shall not be reduced by the amounts required to be applied to prepay the Domestic Revolving Credit Loans pursuant to this paragraph, however, the Total Canadian Commitment shall be permanently reduced by the amounts required to be applied to repay the Canadian Loans pursuant to this paragraph until the U.S. Dollar Equivalent of the Total Canadian Commitment is $500,000 and the Total Domestic Revolving Credit Commitment shall be increased by the amount of such reduction in accordance with Section
        2.3.2 hereof. Any prepayment of any portion of the principal of the Term Loan A shall include all interest accrued on such portion of the Term Loan A to the date of prepayment. No amount repaid with respect to the Term Loan A may be reborrowed. The provisions of Section 6.9 shall apply to each prepayment pursuant to this Section 4.4.2.3.

                4.4.2.4. MANDATORY PREPAYMENTS RELATED TO SUBORDINATED INDENTURE. If any Loan is made or any Letter of Credit is issued, extended or renewed in violation of the provisions regarding the incurrence of additional LR Indebtedness (as defined in the Subordinated Indenture) set forth in Section 5.10 of the Subordinated Indenture, the Borrowers shall immediately repay such Loans or provide to the Agent cash collateral for such Reimbursement Obligations. The provisions of
        Section 6.9 shall apply to each prepayment pursuant to this Section 4.4.2.4.

        4.5. INTEREST RATES. Except as otherwise provided in Section 6.10, the Term Loan A shall bear interest during each Interest Period relating to all or any portion of the Term Loan A at the following rates:

                (a) To the extent that all or any portion of Term Loan A bears interest during such Interest Period determined by reference to the Base Rate, Term Loan A or such portion thereof shall bear interest during such Interest Period at the rate per annum equal to the sum of (i) the Base Rate plus (ii) the Applicable Margin with respect to portions of Term Loan A consisting of Base Rate Loans as in effect from time to time.

                (b) To the extent that all or any portion of Term Loan A bears interest during such Interest Period determined by reference to the Eurodollar Rate, Term Loan A or such portion thereof shall bear interest during such Interest Period at the rate per annum equal to the sum of
        (i) the Eurodollar Rate plus (ii) the Applicable Margin with respect to portions of Term Loan A consisting of Eurodollar Rate Loans as in effect from time to time.

                (c) The Domestic Borrowers jointly and severally promise to pay interest on the Term Loan A or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

        4.6. NOTIFICATION BY DOMESTIC BORROWERS; INTEREST RATE CONVERSION OPTIONS. The Domestic Borrowers shall notify the Agent, such notice to be irrevocable, at least three (3) Eurodollar Business Days prior to the Drawdown Date of the Term Loan A if all or any portion of the Term Loan A is to bear interest at the Eurodollar Rate. With respect to the Term Loan A, the provisions of Section 2.7 shall apply mutatis mutandis with respect to all or any portion of the Term Loan A so that the Domestic Borrowers may have the same interest rate options with respect to all or any portion of the Term Loan A as they would be entitled to with respect to the Domestic Revolving Credit Loans.

        4.7. AMOUNTS, ETC. Any portion of the Term Loan A bearing interest at the Eurodollar Rate relating to any Interest Period shall be in the amount of $500,000 or an integral multiple thereof. No Interest Period relating to the Term Loan A or any portion thereof bearing interest at the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Term Loan A is to be made unless either (i) a portion of the Term Loan A at least equal to such installment payment has an Interest Period ending on or prior to such date or (ii) there are Base Rate Loans outstanding in an amount at least equal to such installment payment. At no time shall there be more than three (3) portions of Term Loan A that are Eurodollar Rate Loans having different Interest Periods.

                             5. LETTERS OF CREDIT.

        5.1. LETTER OF CREDIT COMMITMENT.

                 5.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms and conditions hereof and the execution and delivery by the Domestic Borrowers of a letter of credit application on the Agent's customary form (a "Letter of Credit Application"), the Agent on behalf of the Domestic Lenders that have a Domestic Revolving Credit Commitment and in reliance upon the agreement of the Domestic Lenders set forth in Section 5.1.4 and upon the representations and warranties of the Domestic Borrowers contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Domestic Borrowers one or more standby or documentary letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Domestic Borrowers and agreed to by the Agent; provided, however, that, after giving effect to such request, (a) the sum of the aggregate

Maximum Drawing Amount of all Letters of Credit and all Unpaid Reimbursement Obligations shall not exceed $10,000,000 at any one time and (b) the sum of the aggregate Maximum Drawing Amount of all Letters of Credit and all Unpaid Reimbursement Obligations plus the Outstanding amount of the Domestic Revolving Credit Loans shall not, at any time, exceed the Total Domestic Revolving Credit Commitment. Notwithstanding the foregoing, the Agent shall have no obligation to issue any Letter of Credit to support or secure any Indebtedness of any of the Domestic Borrowers or their Subsidiaries described in clauses (i) or (ix) of the definition of "Indebtedness" hereunder to the extent that such Indebtedness was incurred prior to the proposed issuance date of such Letter of Credit, unless in any such case the Domestic Borrowers demonstrate to the satisfaction of the Agent that (x) such prior incurred Indebtedness was then fully secured by a prior perfected and unavoidable security interest in collateral provided by the Domestic Borrowers or such Subsidiary to the proposed beneficiary of such Letter of Credit or (y) such prior incurred Indebtedness were then secured or supported by a letter of credit issued for the account of such Domestic Borrower or such Subsidiary and the reimbursement obligation with respect to such letter of credit was fully secured by a prior perfected and unavoidable security interest in collateral provided to the issuer of such letter of credit by such Domestic Borrower or such Subsidiary.

                 5.1.2. LETTER OF CREDIT APPLICATIONS. Each Letter of Credit Application shall be completed to the satisfaction of the Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

                 5.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiry date no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

                 5.1.4. REIMBURSEMENT OBLIGATIONS OF DOMESTIC LENDERS. Each Domestic Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Domestic Revolving Credit Commitment Percentage to reimburse the Agent on demand for the amount of each draft paid by the Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Domestic Borrowers pursuant to Section
5.2 (such agreement for a Lender being called herein the "Letter of Credit Participation" of such Lender).

                 5.1.5. PARTICIPATIONS OF DOMESTIC LENDERS. Each such payment made by a Lender shall be treated as the purchase by such Lender of a participating interest in the applicable Borrowers' Reimbursement Obligation under Section 5.2 in an amount equal to such payment. Each Domestic Lender shall share in accordance with its participating interest in any interest which accrues pursuant to Section 5.2.

                 5.2. REIMBURSEMENT OBLIGATION OF THE DOMESTIC BORROWERS. In order to induce the Agent to issue, extend and renew each Letter of Credit and the Domestic Lenders to participate therein, the Domestic Borrowers hereby jointly and severally agree to reimburse or pay to the Agent, for the account of the Agent or (as the case may be) the Domestic Lenders, with respect to each Letter of Credit, issued, extended or renewed by the Agent hereunder,

                (a) except as otherwise expressly provided in Section 5.2(b) and
        (c), on each date that any draft presented under any Letter of Credit is honored by the Agent, or the Agent otherwise makes a payment with respect thereto (such date referred to herein as an "LC Payment Date"),
        (i) the
        amount paid by the Agent under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Agent or any Lender in connection with any payment made by the Agent or any Lender under, or with respect to, such Letter of Credit (collectively, an "LC Payment Amount"); provided, that unless the Domestic Borrowers otherwise notify the Agent prior to the making of such LC Payment Amount by the Agent, the Domestic Borrowers shall be deemed to have requested a Domestic Revolving Credit Loan that is a Base Rate Loan pursuant to Section 2.6 in an amount equal to the LC Payment Amount with a Drawdown Date on the LC Payment Date. The Agent shall apply the proceeds of any such Domestic Revolving Credit Loan (and the Borrowers hereby authorize such application) to the Domestic Borrowers' Reimbursement Obligations with respect to the LC Payment Amounts;

                (b) upon the reduction (but not termination) of the Total Revolving Credit Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Agent for the benefit of the Domestic Lenders and Agent as cash collateral for all Reimbursement Obligations, and

                (c) upon the termination of the Total Domestic Revolving Credit Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with Section 14, an amount equal to the then Maximum Drawing Amount of all Letters of Credit shall be paid by the Domestic Borrowers to the Agent which amount shall be held by the Agent for the benefit of the Lenders and the Agent as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Agent at the Agent's Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Domestic Borrowers under this Section 5.2 at any time from the date such amounts become due and payable (whether as stated in this Section 5.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent on demand at the rate specified in
Section 6.10 for overdue principal on the Domestic Revolving Credit Loans.

        5.3. LETTER OF CREDIT PAYMENTS. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Agent shall notify the Domestic Borrowers of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Domestic Borrowers fail to reimburse the Agent as provided in Section 5.2 on or before the date that such draft is paid or other payment is made by the Agent, the Agent may at any time thereafter notify the Domestic Lenders of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Domestic Lender shall make available to the Agent, at the Agent's Office, in immediately available funds, such Lender's Domestic Revolving Credit Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (ii) the amount equal to such Lender's Domestic Revolving Credit Commitment Percentage of such Unpaid Reimbursement Obligation, times (iii) a fraction, the numerator of which is the number of days that elapse from and including the date the Agent paid the draft presented for honor or otherwise made payment to the date on which such Lender's Domestic Revolving Credit Commitment Percentage of such Unpaid Reimbursement Obligation shall become immediately available to the Agent, and the denominator of which is 360. The responsibility of the Agent to the Domestic Borrowers and the Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

        5.4. OBLIGATIONS ABSOLUTE. The Domestic Borrowers' obligations under this Section 5 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which any of the Borrowers may have or have had against the Agent, any Domestic Lender or any beneficiary of a Letter of Credit, other than claims arising due to the gross negligence or willful misconduct of the Agent or any Domestic Lender. Each of the Domestic Borrowers further agrees with the Agent and the Domestic Lenders that neither the Agent nor any Domestic Lender shall be responsible for, and the Domestic Borrowers' Reimbursement Obligations under Section 5.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Domestic Borrowers, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of any of the Borrowers against the beneficiary of any Letter of Credit or any such transferee. The Agent and the Domestic Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. Each of the Domestic Borrowers agrees that any action taken or omitted by the Agent or any Domestic Lender under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Domestic Borrowers and shall not result in any liability on the part of the Agent or any Domestic Lender to the Domestic Borrowers.

        5.5. RELIANCE BY THE AGENT. To the extent not inconsistent with Section 5.4, the Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. In connection with any such document, the Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Domestic Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Domestic Lenders and all future holders of the Domestic Revolving Credit Notes or of a Letter of Credit Participation.

        5.6. LETTER OF CREDIT FEE. With respect to each Letter of Credit issued hereunder, the Domestic Borrowers shall pay to the Agent a fee (the "Letter of Credit Fee") for each Letter of Credit issued or renewed by the Agent at a rate per annum equal to the Applicable Margin with respect to Letters of Credit in effect from time to time, on the Maximum Drawing Amount of such Letter of Credit for the period such Letter of Credit is outstanding. The Agent shall, in turn, remit to each Domestic Lender (including Fleet) such Lender's Domestic Revolving Credit Commitment Percentage of the Letter of Credit Fee. In addition, the Domestic Borrowers will pay the Agent, for its own account, a Fronting Fee (the "Fronting Fee") equal to one-quarter of one percent (0.25%) per annum on the Maximum Drawing Amount of such Letter of Credit for the period such Letter of Credit is outstanding. The Letter of Credit Fee and the Fronting Fee shall be payable quarterly in arrears on the last day of each calendar quarter for the calendar quarter then ending. In respect of each Letter of Credit, the Domestic Borrowers shall also pay to the Agent, for its own account, at such time or times as such charges are customarily made by the Agent, the Agent's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time.

                         6. CERTAIN GENERAL PROVISIONS.

        6.1. FEES. The Domestic Borrowers jointly and severally agree to pay to the Agent all fees described in the Fee Letter in accordance with the terms thereof.

        6.2. FUNDS FOR PAYMENTS.

                 6.2.1. PAYMENTS TO AGENT AND CANADIAN LENDERS. All payments of principal and interest in respect of Domestic Loans, Reimbursement Obligations, Domestic Commitment Fees, Letter of Credit Fees and any other amounts due hereunder or under any of the other Loan Documents from the Domestic Borrowers shall be made to the Agent for the respective accounts of the applicable Lenders and the Agent, at the Agent's Office or at such other location in the Boston, Massachusetts, area that the Agent may from time to time designate, in each case at or about 11:00 a.m. (Boston time) in immediately available funds. All payments of principal and interest in respect of Canadian Loans, Reimbursement Obligations, Canadian Commitment Fees and any other amounts due hereunder or under any of the other Loan Documents from the Canadian Borrower shall be made to each Canadian Lender for its respective account, at such Canadian Lender's office or at such other location that such Canadian Lender may from time to time designate, in each case at or about 11:00 a.m. (Boston time) in immediately available funds.

                 6.2.2. NO OFFSET, ETC. All payments by the Borrowers hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrowers are compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrowers with respect to any amount payable by them hereunder or under any of the other Loan Documents, the applicable Domestic Borrowers will pay to the applicable Canadian Lender in the case of a payment by the Canadian Borrower or the Agent for the account of the applicable Domestic Lenders or the Agent (as the case may be)(in the case of a payment by a Domestic Borrower), on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in U.S. Dollars or Canadian Dollars, as applicable, as shall be necessary to enable the applicable Lenders or the Agent to receive the same net amount which such Lenders or the Agent would have received on such due date had no such obligation been imposed upon the Borrowers. The Borrowers will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrowers hereunder or under such other Loan Document.

        6.3. COMPUTATIONS. All computations of interest on Base Rate Loans and Canadian Prime Rate Loans shall be based on a 365-day year and the actual number of days elapsed. All computations of interest on the Eurodollar Rate Loans and Canadian Cost of Funds Loans and of Commitment Fees, Letter of Credit Fees, Fronting Fees or other fees shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans and Canadian Cost of Funds Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Revolving Credit Note Records and the Term Note Records from time to time shall be considered correct and binding on the Borrowers absent manifest error.

        Wherever interest is calculated on the basis of a period which is less than the actual number of days in a calendar year, each rate of interest determined pursuant to such calculation, for the purposes of the Interest Act (Canada) is equivalent to such rate multiplied by the actual number of days in the calendar year in which such rate is to be ascertained and divided by the number of days used as the basis of that calculation.

        6.4. INABILITY TO DETERMINE EURODOLLAR RATE OR CANADIAN COST OF FUNDS RATE. In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan or Canadian Cost of Funds Loan, the Agent shall determine or be notified by the Required Lenders or the Canadian Lenders, as applicable, that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate or Canadian Cost of Funds Rate, as applicable, that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan or Canadian Cost of Funds Loans during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the applicable Borrowers and the applicable Lenders) to the applicable Borrowers and the applicable Lenders. In such event (i) any Revolving Credit Loan Request or Conversion Request with respect to Eurodollar Rate Loans or Canadian Cost of Funds Loans, as applicable, shall be automatically withdrawn and shall be deemed a request for Base Rate Loans or Canadian Prime Rate Loans, as applicable, (ii) each Eurodollar Rate Loan or Canadian Cost of Funds Loan, as applicable, will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan or a Canadian Prime Rate Loan, as applicable, and (iii) the obligations of the applicable Lenders to make Eurodollar Rate Loans or Canadian Cost of Funds Loans shall be suspended until the Agent or the Required Lenders determine that the circumstances giving rise to such suspension no longer exist, whereupon the Agent, upon the instruction of the Required Lenders, shall so notify the applicable Borrowers and the applicable Lenders.

        6.5. ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Rate Loans or Canadian Cost of Funds Loans, as applicable, such Lender shall forthwith give notice of such circumstances to the applicable Borrowers and the other applicable Lenders and thereupon (i) the commitment of such Lender to make Eurodollar Rate Loans or Canadian Cost of Funds Loans, as the case may be, or convert Loans of another Type to Eurodollar Rate Loans or Canadian Cost of Funds Loans, as the case may be, shall forthwith be suspended and (ii) such Lender's Domestic Revolving Credit Loans then outstanding as Eurodollar Rate Loans or Canadian Loans then outstanding as Canadian Cost of Funds Loans, if any, shall be converted automatically to Base Rate Loans or Canadian Prime Rate Loans, as applicable, on the last day of each Interest Period applicable to such Eurodollar Rate Loans or Canadian Cost of Funds Loans, as the case may be, or within such earlier period as may be required by law. Each of the Domestic Borrowers (with respect to Eurodollar Rate Loans) and the Canadian Borrower (with respect to Canadian Cost of Funds Loans) hereby agrees promptly to pay the Agent for the account of such Lender, upon demand by such Lender, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion in accordance with this Section 6.5, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans or Canadian Cost of Funds Loans, as applicable, hereunder.

        6.6. ADDITIONAL COSTS, ETC. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                (a) subject any Lender or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Lender's Revolving Credit Commitment or the Loans

        (other than taxes based upon or measured by the income or profits of such Lender or the Agent), or

                (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender or the Agent under this Credit Agreement or any of the other Loan Documents, or

                (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Lender, or

                (d) impose on any Lender or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Lender's Revolving Credit Commitment, or any class of loans, letters of credit or commitments of which any of the Loans, or such Lender's Revolving Credit Commitment forms a part, and the result of any of the foregoing is

                        (i) to increase the cost to any Lender of making,
                funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Revolving Credit Commitment or any Letter of Credit; or

                        (ii) to reduce the amount of principal, interest,
                Reimbursement Obligation or other amount payable to such Lender or the Agent hereunder on account of such Lender's Revolving Credit Commitment, any Letter of Credit, or any of the Loans, or

                        (iii) to require such Lender or the Agent to make any
                payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Agent from any of the Borrowers hereunder, then, and in each such case, the Canadian Borrower, in the case of Canadian Loans, and the Domestic Borrowers in each other case, will, upon demand made by such Lender or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefore may arise, pay to such Lender or the Agent such additional amounts as will be sufficient to compensate such Lender or the Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

        6.7. CAPITAL ADEQUACY. If after the date hereof any Lender or the Agent determines that (i) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (ii) compliance by such Lender or the Agent or any corporation controlling such Lender or the Agent with any such law, governmental rule, regulation, policy, guideline or directive issued after the date hereof (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's or the Agent's commitment with respect to any Loans or Letters of Credit to a level below that which such Lender or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender or (as the case may be) the Agent to be material, then such Lender or the Agent may notify the Borrowers of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate or Canadian Prime Rate, as applicable, the Canadian Borrower, in the case of the Canadian Lenders, and the Domestic Borrowers in the case of the Domestic Lenders, agree to pay such Lender or (as the case may be) the Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Lender or (as the case may be) the Agent of a certificate in accordance with Section 6.8 hereof. Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

        6.8. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to Sections 6.6 or 6.7 and a brief explanation of such amounts which are due, submitted by any Lender or the Agent to the applicable Borrowers and the Agent, shall be conclusive, absent manifest error, that such amounts are due and owing.

        6.9. INDEMNITY. The Domestic Borrowers jointly and severally agree to indemnify each Domestic Lender and to hold each Domestic Lender harmless from and against any loss, cost or expense (including loss of anticipated profits actually incurred but not other consequential damages) that such Domestic Lender may sustain or incur as a consequence of (i) default by the Domestic Borrowers in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Domestic Lender to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (ii) default by the Domestic Borrowers in making a borrowing or conversion after the Domestic Borrowers have given (or are deemed to have given) a Revolving Credit Loan Request, notice (in the case of all or any portion of the Term Loan A pursuant to Section 4.6) or a Conversion Request relating thereto in accordance with
Section 2.6 or Section 2.7 or Section 4.6 or (iii) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Domestic Lender to lenders of funds obtained by it in order to maintain any such Loans. The Canadian Borrower agrees to indemnify each Canadian Lender and to hold each Canadian Lender harmless from and against any loss, cost or expense (including loss of anticipated profits actually incurred but not other consequential damages) that such Canadian Lender may sustain or incur as a consequence of (A) default by the Canadian Borrower in payment of the principal amount of or any interest on any Canadian Cost of Funds Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Canadian Lender to lenders of funds obtained by it in order to maintain its Canadian Cost of Funds Loans, (B) default by the Canadian Borrower in making a borrowing or conversion after the Canadian Borrower has given (or is deemed to have given) a Canadian Loan Request or a Conversion Request relating thereto in accordance with Section 2.6 or Section 2.7 or (C) the repayment of any Canadian Cost of Funds Loan or the conversion of any such Canadian Cost of Funds Loan to a Canadian Prime Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Canadian Lender to lenders of funds obtained by it in order to maintain any such Canadian Loans.

        6.10. INTEREST AFTER DEFAULT.

                 6.10.1. OVERDUE AMOUNTS. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to (a) with respect to Domestic Loans and all other amounts payable hereunder, the Base Rate plus the Applicable

Margin for Base Rate Loans plus two percent (2%) per annum, (b) with respect to Canadian Loans, the Canadian Prime Rate plus the Applicable Margin for Canadian Prime Rate Loans plus two percent (2%) per annum and (c) with respect to Term Loan A, the Base Rate plus the Applicable Margin for Term Loan A plus two percent (2%) per annum, in each case until such amount shall be paid in full (after as well as before judgment).

                 6.10.2. AMOUNTS NOT OVERDUE. During the continuance of an Event of Default the principal of the Loans not overdue shall, until such Event of Default has been cured or remedied or such Event of Default has been waived by the Lenders pursuant to Section 27, bear interest at a rate per annum equal to
(a) with respect to Domestic Loans, the Base Rate plus the Applicable Margin for Base Rate Loans plus two percent (2%) per annum and (b) with respect to Canadian Loans, the Canadian Prime Rate plus the Applicable Margin for Canadian Prime Rate Loans plus two percent (2%) per annum.

                 6.10.3. LETTERS OF CREDIT. The Unpaid Reimbursement Obligations and (to the extent permitted by law) unpaid interest thereon (as provided in this sentence) shall bear interest compounded monthly and payable on demand at a rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Loans then in effect with respect to Revolving Credit Loans plus two percent (2%) per annum until such amount shall be paid in full (after as well as before judgment).

        6.11. CONCERNING JOINT AND SEVERAL LIABILITY OF THE DOMESTIC BORROWERS.

                (a) Each of the Domestic Borrowers is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agent and the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each other Domestic Borrower to accept joint and several liability for the Obligations (including the Canadian Obligations).

                (b) Each of the Domestic Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Domestic Borrowers, with respect to the payment and performance of all of the Obligations of both the Domestic Borrowers and the Canadian Borrower (including, without limitation, any Obligations arising under this Section 6.11), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Domestic Borrowers without preferences or distinction among them.

                (c) If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event any other Domestic Borrowers will make such payment with respect to, or perform, such Obligation.

                (d) The Obligations of each of the Domestic Borrowers under the provisions of this Section 6.11 constitute the full recourse Obligations of each of the Domestic Borrowers enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Credit Agreement or the other Loan Documents or any other circumstance whatsoever as to any other Domestic Borrower.

                (e) Except as otherwise expressly provided herein, each Domestic Borrower hereby waives promptness, diligence, presentment, demand, protest, notice of acceptance of its joint and several liability, notice of any and all advances of the Loans made under this Credit Agreement and the Notes, notice of occurrence of any Default or Event of Default (except to the extent notice is expressly required to be given pursuant to the terms of this Credit Agreement or any of the other Loan Documents), or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by the Agent or the Lenders under or in respect of any of the Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement and the other Loan Documents. Each Domestic Borrower hereby waives all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of the Borrowers and any other entity or Person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Each Domestic Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment, or place or manner for payment, compromise, refinancing, consolidation or renewals of any of the Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Agent and the Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement and the other Loan Documents, any and all other indulgences whatsoever by the Agent and the Lenders in respect of any of the Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of any Borrower or any other entity or Person primarily or secondarily liable for any Obligation. Such Domestic Borrower further agrees that its Obligations shall not be released or discharged, in whole or in part, or otherwise affected by the adequacy of any rights which the Agent or any Lender may have against any collateral security or other means of obtaining repayment of any of the Obligations, the impairment of any collateral security securing the Obligations, including, without limitation, the failure to protect or preserve any rights which the Agent or any Lender may have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security, any other act or omission which might in any manner or to any extent vary the risk of such Domestic Borrower, or otherwise operate as a release or discharge of such Domestic Borrower, all of which may be done without notice to such Domestic Borrower; provided, however, that the foregoing shall in no way be deemed to create commercially unreasonable standards as to the Agent's duties as secured party under the Loan Documents (as such rights and duties are set forth therein). If for any reason any of the other Borrowers has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from any of the other Borrowers by reason of such other Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any reason, this Credit Agreement and the other Loan Documents to which it is a party shall nevertheless be binding on such Domestic Borrower to the same extent as if such Domestic Borrower at all times had been the sole obligor on such Obligations. Without limiting the generality of the foregoing, each Domestic Borrower assents to any other action or delay in acting or failure to act on the part of the Agent and the Lenders, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this Section 6.11, afford grounds for terminating, discharging or relieving such Domestic Borrower, in whole or in part, from any of its obligations under this Section 6.11, it being the intention of each Domestic Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Domestic Borrower under this Section 6.11 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Domestic Borrower under this Section 6.11 shall not be diminished or rendered unenforceable by any winding up, reorganization, amalgamation, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any other Borrower, the Agent or any of the Lenders. The joint and several liability of the Domestic Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, ownership, membership, constitution or place of formation of any Borrower or the Lenders. Each of the Domestic Borrowers acknowledges and confirms that it has itself established its own adequate means of obtaining from each of the other

        Borrowers on a continuing basis all information desired by such Domestic Borrower concerning the financial condition of each of the other Borrowers and that each such Domestic Borrower will look to each of the other Borrowers and not to the Agent or any Lender in order for such Domestic Borrower to keep adequately informed of changes in each of the other Borrowers' respective financial conditions.

                (f) The provisions of this Section 6.11 are made for the benefit of the Agent and the Lenders and their respective permitted successors and assigns, and may be enforced by it or them from time to time against any or all of the Domestic Borrowers as often as occasion therefore may arise and without requirement on the part of the Agent or the Lenders or such successor or assign first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 6.11 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this Section 6.11 will forthwith be reinstated in effect, as though such payment had not been made.

                (g) Each of the Domestic Borrowers hereby agrees that it will not enforce any of its rights of reimbursement, contribution, subrogation or the like against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to any of the Agent or the Lenders with respect to any of the Obligations or any collateral security therefore until such time as all of the Obligations have been irrevocably paid in full in cash. Any claim which any Domestic Borrower may have against any other Borrower with respect to any payments to the Agent or the Lenders hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefore.

                (h) Each of the Domestic Borrowers hereby agrees that the payment of any amounts due with respect to the indebtedness owing by any Borrower to any Domestic Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each Domestic Borrower hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, such Domestic Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Borrower owing to such Domestic Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Domestic Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Domestic Borrower as trustee for the Agent and be paid over to the Agent for the pro rata accounts of the Lenders to be applied to repay the Obligations.

        6.12. CURRENCY MATTERS.

                 6.12.1. CURRENCY FLUCTUATIONS.

                (a) Not later than 1:00 p.m. (Boston time) on the last Business Day of each calendar month or upon the request of any Lender (the "Calculation Date"), the Agent shall determine the Exchange Rate as of such date. The Exchange Rate so determined shall become effective on the first Business Day immediately following such determination (a "Reset Date") and shall remain effective until the next succeeding Reset Date.

                (b) Not later than 4:00 p.m. (Boston time) on each Reset Date, the Agent shall determine the U.S. Dollar Equivalent of the Outstanding Canadian Loans.

                (c) If, on any Reset Date and on the Revolving Credit Loan Maturity Date, the aggregate Outstanding amount (expressed in U.S. Dollars) of all Canadian Loans exceeds the Total Canadian Commitment (expressed in U.S. Dollars) by more than $100,000, then (i) the Agent shall give notice thereof to the Canadian Borrower and the Canadian Lenders and (ii) within two (2) Business Days thereafter, the Canadian Borrower shall repay or prepay Canadian Loans in accordance with this Credit Agreement in an aggregate principal amount such that, after giving effect thereto, the aggregate Outstanding amount (expressed in U.S. Dollars) of all Canadian Loans no longer exceeds the Total Canadian Commitment (expressed in U.S. Dollars).

                (d) Without limiting subsection Section 6.12.1(c), if, on any day prior to the Revolving Credit Loan Maturity Date, the Outstanding Canadian Loans (expressed in U.S. Dollars using the Exchange Rate calculated on or around such day) exceed the Total Canadian Commitment (expressed in U.S. Dollars using the Exchange Rate calculated on or around such day) by five percent (5%) or more, then (i) the Agent shall give notice thereof to the Canadian Borrower and the Canadian Lenders and (ii) within two (2) Business Days thereafter, the Canadian Borrower shall repay or prepay Canadian Loans in accordance with this Credit Agreement in an aggregate principal amount such that, after giving effect thereto, the Outstanding Canadian Loans (expressed in U.S. Dollars) no longer exceed the Total Canadian Commitment (expressed in U.S. Dollars). Nothing set forth in this Section 6.12 shall be construed to require the Agent to calculate daily compliance under this Section
        6.12 unless expressly requested to do so by a Lender.

                 6.12.2. CURRENCY OF ACCOUNT.

                (a) No payment to the Agent or any Lender (whether under any judgment or court order or otherwise) shall discharge the obligation or liability in respect of which it was made unless and until the Agent or such Lender shall have received payment in full in the currency in which such obligation or liability was incurred, and to the extent that the amount of any such payment shall, on actual conversion into such currency, fall short of such obligation or liability, actual or contingent, expressed in that currency, the Domestic Borrowers or, with respect to the Canadian Obligations only, the Canadian Borrower, shall indemnify and reimburse the Agent or such Lender, as the case may be, with respect to the amount of the shortfall.

                (b) If, for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency (the "first currency") into any other currency (the "second currency") the conversion shall be made at the spot rate of exchange of the Agent (as conclusively determined by the Agent absent manifest error) on the Business Day preceding the day on which the final judgment is given. If, however, on the Business Day following receipt by the Agent in the second currency of any sum adjudged to be due hereunder (or any proportion thereof) the Agent purchases the first currency with the amount of the second currency so received and the first currency so purchased falls short of the sum originally due hereunder in the first currency (or the same proportion thereof) the applicable Borrowers, shall, as a separate obligation and notwithstanding any judgment, pay to the Agent in the first currency an amount equal to such shortfall.

                   7. COLLATERAL SECURITY; COLLATERAL NOTES.

        7.1. SECURITY OF DOMESTIC BORROWERS. The Obligations shall be secured by
(a) a perfected first priority security interest (subject to Permitted Liens entitled to priority under applicable law) in all assets of each Domestic Borrower, whether now owned or hereafter acquired, pursuant to the terms of the Domestic Security Documents to which each Domestic Borrower is a party; (b) a pledge of 100% of the capital stock or other equity interests of the Domestic Borrowers (other than DBI) to the Agent for the benefit of the Lenders pursuant to the Securities Pledge Agreement to secure the Obligations; and (c) a first-priority pledge of 66% of the capital stock or other Equity Interests of the Canadian Borrower to the Agent for the benefit of the Domestic Lenders pursuant to the Securities Pledge Agreement to secure the Domestic Obligations; provided that (i) the Mortgage by and among DBI and the other parties thereto with respect to the Real Estate located at 7025 Salisbury Road, Jacksonville, Florida shall secure only the Obligations under the Collateral Note referred to in such Mortgage and (ii) the Mortgage by and among DBI and the other parties thereto with respect to the Real Estate located at 3000 Oakwood Blvd., Hollywood, Florida 33020 shall secure only the Obligations under the Collateral Note referred to in such Mortgage.

        7.2. SECURITY OF CANADIAN BORROWER. The Canadian Obligations shall be secured by a perfected first-priority interest (subject to the liens described on Schedule 10.2, the liens permitted pursuant to Section 10.2(g) and Permitted Liens entitled to priority under applicable law) in all assets of the Canadian Borrower whether now owned or hereafter acquired, pursuant to the terms of the Canadian Security Documents to which the Canadian Borrower is a party. The Canadian Obligations shall also be guaranteed by the Domestic Borrowers and such Guaranty shall be secured as provided in Section 7.1 and shall also be secured by a first-priority pledge of 34% of the capital stock or other Equity Interests of the Canadian Borrower to the Agent for the benefit of the Canadian Lenders pursuant to the Securities Pledge Agreement and a second-priority pledge of 66% of the capital stock or other Equity Interests of the Canadian Borrower to the Agent for the benefit of the Canadian Lenders pursuant to the Securities Pledge Agreement.

        7.3. COLLATERAL NOTES. In addition to the Term A Notes, the Revolving Credit Notes and the Canadian Notes, each of the Borrowers agrees that with respect to any of the Real Estate to be mortgaged by it or any of its Subsidiaries hereunder, it will execute and deliver or cause such Subsidiary to execute and deliver to the Agent such collateral notes (the "Collateral Notes") in such form as the Agent and the Borrowers may from time to time agree. The parties hereto hereby agree that (a) the aggregate amount of the Outstanding Obligations shall not be increased by the issuance of the Collateral Notes and
(b) any payment or recovery on the Collateral Notes shall be applied to the Obligations pursuant to Section 14.4. All Collateral Notes shall be payable to the order of the Agent, on demand; provided that the Agent hereby agrees that it shall not demand payment on any Collateral Note unless the Obligations shall have become immediately due and payable pursuant to Section 14.1.

                       8. REPRESENTATIONS AND WARRANTIES.

        The Borrowers represent and warrant to each of the Lenders and the Agent as follows:

        8.1. CORPORATE AUTHORITY.

                 8.1.1. INCORPORATION; GOOD STANDING. Each of the Borrowers and each of their Subsidiaries (i) is a corporation or limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, (ii) has all requisite corporate or limited partnership power to own or lease its property as the case may be and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation or limited partnership and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of such Borrower or such Subsidiary.

                 8.1.2. AUTHORIZATION. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which each of the Borrowers or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (i) are within the corporate or limited partnership authority of such Person, (ii) have been duly authorized by all necessary corporate or limited partnership proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers or any of their Subsidiaries and (iv) do not conflict with any provision of the corporate charter or bylaws or other organizational documents of, or any agreement or other instrument binding upon, any of the Borrowers or any of their Subsidiaries.

                 8.1.3. ENFORCEABILITY. The execution and delivery of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

        8.2. GOVERNMENTAL APPROVALS. The execution, delivery and performance by each of the Borrowers and their Subsidiaries of this Credit Agreement and the other Loan Documents to which each is or is to become a party and the credit transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

        8.3. TITLE TO PROPERTIES; LEASES. Attached hereto as Schedule 8.3 is a complete list of Real Estate owned or leased by the Borrowers or any of their Subsidiaries. The Borrowers and their Subsidiaries own or lease all of the assets reflected in the consolidated balance sheet of the Borrowers and their Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

        8.4. FINANCIAL STATEMENTS AND PROJECTIONS.

                 8.4.1. FISCAL YEAR. The Borrowers and their Subsidiaries have a fiscal year that ends on the Sunday after the Saturday closest to January 31 of each calendar year. The term "Fiscal Year XXXX", where "XXXX" is a calendar year, shall refer to the fiscal year of the Borrowers and their Subsidiaries ending during such calendar year.

                 8.4.2. FINANCIAL STATEMENTS. There has been furnished to each of the Lenders (a) a consolidated balance sheet of the Borrowers and their Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income of the Borrower and its Subsidiaries for the fiscal year then ended, certified by Ernst & Young LLP, and (b) unaudited balance sheets and statements of income and cash flow for that portion of the fiscal year ending on August 3, 2003. Such financial statements described in the preceding sentence have been prepared in accordance with GAAP and fairly present the financial condition of the Borrowers and their Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal period then ended subject to year end adjustments in the case of interim statements. There are no contingent liabilities of any of the Borrowers or their Subsidiaries as of such date involving material amounts, known to the officers of the Borrowers, which were not disclosed in such balance sheet and the notes related thereto.

                 8.4.3. PRO FORMA BALANCE SHEET AND PROJECTIONS. The Borrowers have delivered to the Agent a consolidated pro forma balance sheet as of the Closing Date reflecting the borrowing hereunder on such date, which pro forma balance sheet has been prepared in good faith on the basis of the assumptions stated therein. The projections of the annual operating budgets of the Borrowers and their Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 2004 to 2007 fiscal years, copies of which have been delivered to each Lender, disclose all material assumptions made with respect to general economic, financial and market conditions used in formulating such projections. To the knowledge of any of the Borrowers or their Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections other than facts disclosed to the Agent. Although the projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrowers and their Subsidiaries of the results of operations and other information projected therein, the Lenders and the Agent recognize that the projections are not to be viewed as facts and that actual results during the period or periods covered by the projections may differ from the projected results.

        8.5. NO MATERIAL CHANGES, ETC. Since the Balance Sheet Date there has occurred no materially adverse change in the financial condition or business of the Borrowers and their Subsidiaries as shown on or reflected in the consolidated balance sheet of the Borrowers and their Subsidiaries as at the Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Borrowers and their Subsidiaries or as described in Schedule 8.5. Since the Balance Sheet Date, no Borrower has made any Distribution.

        8.6. LAWS, LICENSES; FRANCHISES, PATENTS, COPYRIGHTS, ETC.

                 8.6.1. LAWS, LICENSES. None of the Borrowers or their Subsidiaries is in violation of or delinquent with respect to, any decree, order, or arbitration award of any court or governmental authority, or any agreement with, or any license or permit from, any governmental authority, or any statute, law, license, rule or regulation including, without limitation, laws and regulations relating to food or liquor, occupational health and safety, privacy and collection of personal information, equal employment opportunities, fair employment practices, and sex, race, religious or age discrimination, in any of the foregoing cases in a manner that could reasonably be expected to result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Borrowers and their Subsidiaries taken as a whole. Except as set forth on Schedule 8.6.1, any and all approvals by any federal, state, provincial or local liquor authority necessary for the continued operation of any restaurant operated by any of the Borrowers or their Subsidiaries with full liquor service have been received and remain in full force and effect.

                 8.6.2. FRANCHISES, PATENTS, COPYRIGHTS, ETC. Except as set forth on Schedule 8.6.2, each of the Borrowers and their Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of the business of the Borrowers and their Subsidiaries, substantially as such business is now conducted without known conflict with any rights of others.

        8.7. LITIGATION. Except as set forth in Schedule 8.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against any of the Borrowers or their Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of the Borrowers and their Subsidiaries or materially impair the right of the Borrowers and their Subsidiaries, taken as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrowers and their Subsidiaries, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

        8.8. NO MATERIALLY ADVERSE CONTRACTS, ETC. None of the Borrowers or their Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or could reasonably be expected in the future to have a materially adverse effect on the business, assets or financial condition of the Borrowers and their Subsidiaries. None of the Borrowers or their Subsidiaries is a party to any contract or agreement that has or is, in the judgment of the Borrowers' officers, to have any materially adverse effect either individually or in the aggregate on the business of the Borrowers and their Subsidiaries.

        8.9. COMPLIANCE WITH OTHER INSTRUMENTS, ETC. None of the Borrowers or their Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Borrowers and their Subsidiaries.

        8.10. TAX STATUS. Each of the Borrowers and their Subsidiaries (i) has made or filed all federal and state income and all Canadian federal, provincial or territorial income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations when due, except those being contested in good faith and by appropriate proceedings and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrowers know of no basis for any such claim. The Borrowers do not intend to treat the Loans, Letters of Credit and/or related transactions hereunder as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4).

        8.11. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

        8.12. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. None of the Borrowers and their Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

        8.13. ABSENCE OF FINANCING STATEMENTS; PERFECTION OF SECURITY INTERESTS. Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of any of the Borrowers or their Subsidiaries or any rights relating thereto. All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrowers are the owners of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

        8.14. EMPLOYEE BENEFIT PLANS.

                 8.14.1. IN GENERAL. Each Employee Benefit Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and/or all Applicable Canadian Pension Legislation, as applicable, and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by Section 412 of ERISA.

                 8.14.2. TERMINABILITY OF WELFARE PLANS. Except as set forth in
Schedule 8.14.2, (a) no Employee Benefit Plan maintained or contributed to by the Borrowers or their Subsidiaries which is an employee welfare benefit plan within the meaning of Section 3(1) or Section 3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment, except as required by Title I,
Part 6 of ERISA or the applicable state insurance laws and (b) the Borrowers, or their Subsidiaries, as the case may be, may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrowers or their Subsidiaries without liability to any Person other than for claims arising prior to termination.

                 8.14.3. GUARANTEED PENSION PLANS. No Borrower or any of its Subsidiaries maintains or contributes to any Guaranteed Pension Plan.

                 8.14.4. MULTIEMPLOYER PLANS. No Borrower or any of its Subsidiaries maintains or contributes to any Multiemployer Plan.

                 8.14.5. CANADIAN PLANS. All contributions or premiums to be paid by the Canadian Borrower and its Subsidiaries under the terms of each Canadian Plan or by applicable law have been made in a timely fashion in accordance in all material respects with applicable law and the terms of the Canadian Plans, and each Canadian Plan (other than government sponsored Canadian Plans) has been registered, administered, and invested in accordance with its terms and applicable law in all material respects. The Canadian Borrower and its Subsidiaries may unilaterally amend or terminate, in whole or in part, each of their Canadian Plans (other than government sponsored Canadian Plans). As of the date hereof, neither the aggregate going concern unfunded liability nor the aggregate solvency deficiency in respect of all the Canadian Plans which are funded plans, determined pursuant to the actuarial assumptions and methodology utilized in the most recent actuarial valuations therefore, exceeds the Canadian Dollar Equivalent of $250,000. The Canadian Borrower and its Subsidiaries have delivered to the Agent such valuations for each funded Canadian Plan.

        8.15. USE OF PROCEEDS.

                 8.15.1. GENERAL. The proceeds of the Loans shall be used to refinance Indebtedness under the Former Credit Agreement, the acquisition, construction and upgrade of Units and for working capital and general corporate purposes. The Borrowers will obtain Letters of Credit solely for working capital and general corporate purposes.

                 8.15.2. REGULATIONS U AND X. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

                 8.15.3. INELIGIBLE SECURITIES. No portion of the proceeds of any Loans is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period, or within thirty (30) days thereafter any Ineligible Securities being underwritten or privately placed by a Financial Affiliate.

        8.16. DISCLOSURE. Neither this Credit Agreement, nor any of the other Loan Documents, nor any other written information provided to the Lenders by any Borrower or any of the Borrowers' Subsidiaries contains any untrue statement of a material fact or omits to state a material fact (known to any of the Borrowers or their Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading. There is no fact known to any of the Borrowers or their Subsidiaries which materially adversely affects, or which could reasonably be expected to materially adversely affect, the business, assets, financial condition or prospects of the Borrowers and their Subsidiaries taken as a whole, exclusive of effects resulting from changes in general economic conditions, legal standards or regulatory conditions.

        8.17. ENVIRONMENTAL COMPLIANCE. The Borrowers have taken all necessary steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, have determined that:

                (a) none of the Borrowers, their Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local or Canadian federal or provincial statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a material adverse effect on the environment or the business, assets or financial condition of the Borrowers and their Subsidiaries;

                (b) none of the Borrowers or their Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B;
        (ii) that any hazardous waste, as defined by 42

        U.S.C. Section 6903(5), any hazardous substances as defined by 42 U.S.C.
        Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C.
        Section 9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state, provincial or local agency or other third party has conducted or has ordered that any of the Borrowers or their Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

                (c) except as set forth on Schedule 8.17 attached hereto: (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrowers, their Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of any of the Borrowers or their Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best of the Borrowers' knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite in compliance with applicable Environmental Law, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrowers' knowledge, operating in compliance with such permits and applicable Environmental Laws; and

                  (d) none of the Borrowers, their Subsidiaries, any Mortgaged Property or any of the other Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth and contemplated in the Loan Documents, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.

        8.18. SUBSIDIARIES, ETC. Schedule 8.18, as such Schedule 8.18 may be updated from time to time in accordance with the provisions of Section 9.16, lists all Subsidiaries of each Borrower. Except as set forth on Schedule 8.18 hereto and except for joint ventures with game manufacturers with respect to the sharing of revenue from games manufactured by such Persons entered into in the ordinary course of business, none of the Borrowers or their Subsidiaries is engaged in any joint venture or partnership with any other Person.

        8.19. LEASES. The execution, delivery and performance of this Credit Agreement or the other Loan Documents to which the Borrowers or any of their Subsidiaries is a party (including a pledge by the

Borrowers to the Agent of all the Equity Interests of the Borrowers and the realization by the Agent on such pledge), will not create a default under any Real Estate Lease under which the Borrowers or any of their Subsidiaries is presently a lessee or sublessee which default is likely to have a materially adverse effect on the business or financial condition of the Borrowers and their Subsidiaries, taken as a whole.

        8.20. SOLVENCY. Both before and after giving effect to this Credit Agreement and the other Loan Documents, all of the Borrowers and their Subsidiaries on a consolidated basis are Solvent. As used herein, "Solvent" shall mean that the Borrowers and their Subsidiaries (i) have assets having a fair value in excess of their liabilities, (ii) have assets having a fair value in excess of the amount required to pay their liabilities on existing debts as such debts become absolute and matured, and (iii) have, and expect to continue to have, access to adequate capital for the conduct of their business and the ability to pay their debts from time to time incurred in connection with the operation of their business as such debts mature.

        8.21. CERTAIN TRANSACTIONS. Except for arm's length transactions pursuant to which any of the Borrowers or their Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than such Borrower or such Subsidiary could obtain from third parties, none of the officers, directors, or employees of any of the Borrowers or their Subsidiaries is presently a party to any transaction with any of the Borrowers or their Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrowers, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

        8.22. BANK ACCOUNTS. Schedule 8.22 sets forth the account numbers and location of all bank accounts of the Borrowers and their Subsidiaries.

        8.23. FOREIGN ASSETS CONTROL REGULATIONS, ETC. None of the requesting or borrowing of the Loans, the requesting or issuance, extension or renewal of any Letters of Credit or the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. Section 1 et seq., as amended) (the "Trading With the Enemy Act") or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the "Foreign Assets Control Regulations") or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the "Executive Order") and (b) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56)). Furthermore, none of the Borrowers nor any of their Subsidiaries or other Affiliates (a) is or will become a "blocked person" as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such "blocked person".

        8.24. UNITS. Schedule 8.24 sets forth, as of the Closing Date, (a) the names and addresses of each Unit and identifies, as of the Closing Date, which of those Units are operated under a franchise agreement between a Borrower as franchisor and a franchisee and (b) the names and addresses of each restaurant and/or entertainment center operating under D&B License Agreements.

        8.25. FRANCHISE AGREEMENTS. The Borrowers have delivered to the Agent true and complete copies of any franchise agreements and D&B License Agreements to which the Borrowers or any of the Borrowers' Subsidiaries is party.

        8.26. STATUS OF LOANS AS SENIOR DEBT. All Indebtedness of DBI and each of its Subsidiaries to the Lenders and the Agent in respect of the Obligations constitutes "Designated Senior Debt" under the terms of the Subordinated Debt Documents.

        8.27. NO OTHER SENIOR DEBT. DBI has not designated any Indebtedness of the Borrowers or any of their Subsidiaries as, and has no, "Designated Senior Debt" for purposes of (and as defined in) the Subordinated Indenture, other than the Obligations.

        8.28. LABOR RELATIONS.

                (a) No Borrower is a party to a collective bargaining or other labor contract.

                (b) As of the date hereof, there are not pending or, to the knowledge of the Borrowers threatened, any of the following:

                        (i) Any strike, slowdown, picketing, work stoppage, or employee grievance process;

                        (ii) Any proceeding before any governmental authority or arbitrator against or affecting such Person relating to its legal relationships with its employees, including, but not limited to, those relating to employment, employment standards, labor standards, labor or industrial relations, termination of employment, human rights, pay equity, equal employment opportunity, nondiscrimination, immigration, wages, hours, vacation, benefits, termination of benefits, collective bargaining, the payment of social security and similar taxes, employer health tax, employment insurance, the Canada Plans, occupational safety and health, workplace safety and insurance, workers compensation, plant closing and organizational activity, or any other labor or employment dispute against or affecting such Person, which if determined adversely to such Person could have more than a de minims adverse effect on such Person;

                        (iii) Any lockout of any employees by any Borrower (and no such action is contemplated by such Person);

                        (iv) An application for the certification of a collective bargaining agent.

                (c) To the knowledge of each Borrower, no event has occurred or circumstances exist which could provide the basis for any work stoppage or other labor dispute.

                (d) Each Borrower:

                        (i) has complied in all material respects with all applicable law relating to its legal relationships with employees, including, but not limited to, those relating to employment, employment standards, labor standards, labor or industrial relations, termination of employment, human rights, pay equity, equal employment opportunity, nondiscrimination, immigration, wages, hours, vacation, benefits, termination of benefits, collective bargaining, the payment of social security and similar taxes, employer health tax, employment insurance, pension plan, occupational safety and health, workplace safety and insurance, workers compensation, and plant closing;

                        (ii) is not liable for the payment of more than a de minimis amount of compensation, damages, taxes, penalties or other amounts, however designated, for such Person's failure to comply with any applicable law.



                           9. AFFIRMATIVE COVENANTS.

        Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is Outstanding or any Lender has any obligation to make any Loans, or the Agent has any obligation to issue, extend or renew any Letters of Credit:

        9.1. PUNCTUAL PAYMENT. The Borrowers will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, Fronting Fees, the Commitment Fees and all other fees or other amounts provided for in this Credit Agreement and the other Loan Documents to which any of the Borrowers or their Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

        9.2. MAINTENANCE OF OFFICE. Each of the Borrowers will maintain its chief executive office at the location identified in the Perfection Certificate delivered by it pursuant to the Security Agreement, or at such other place in the United States of America or Canada as such Borrower shall designate upon written notice to the Agent, where notices, presentations and demands to or upon such Borrower in respect of the Loan Documents to which such Borrower is a party may be given or made.

        9.3. RECORDS AND ACCOUNTS. Each of the Borrowers will (i) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP, (ii) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (iii) at all times engage Ernst & Young LLP or other independent certified public accountants of nationally recognized standing or such other public accountants satisfactory to the Agent as the independent certified public accountants of the Borrowers and their Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Borrowers and their Subsidiaries and the appointment in such capacity of a successor firm.

        9.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrowers will deliver to each of the Lenders:

                (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Borrowers and their Subsidiaries, the consolidated balance sheet of the Borrowers and their Subsidiaries, as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared in accordance with GAAP, and certified without qualification and without an expression of uncertainty as to the ability of any Borrower or any of their Subsidiaries to continue as a going concern, by Ernst & Young LLP or by other independent certified public accountants of nationally recognized standing or other independent certified public accounts satisfactory to the Agent;

                (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of the Borrowers and their Subsidiaries, copies of the unaudited consolidated balance sheet of the Borrowers and their Subsidiaries as at the end of such quarter, the related consolidated statement of income and consolidated statement of cash flow for the portion of the such Persons' fiscal year then elapsed and detailed income statements on an individual Unit-by-Unit basis for each Unit operated by a Borrower or a Borrower's Subsidiary, all in reasonable detail and prepared in accordance with GAAP, together with a certification by the principal financial or accounting officer of the Borrowers that the information contained in such consolidated financial statements fairly presents the financial position of the Borrowers and their Subsidiaries on the date thereof (subject to year-end adjustments);

                (c) as soon as practicable, but in any event within thirty (30) days after the end of each month in each fiscal year of the Borrowers and their Subsidiaries, financial statements in the form attached hereto as Exhibit F, prepared in accordance with GAAP, together with a certification by the principal financial or accounting officer of the Borrowers that the information contained in such financial statements fairly presents the financial condition of the Borrowers and their Subsidiaries on the date thereof (subject to year-end adjustments);

                (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b), a statement certified by the principal financial or accounting officer of the Borrowers in substantially the form of Exhibit D hereto (a "Compliance Certificate") and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 11 and (if applicable) reconciliations to reflect changes in GAAP since the Balance Sheet Date;

                (e) contemporaneously with the filing, mailing or release thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Borrowers and copies of all press releases;

                (f) from time to time upon request of the Agent, but no more frequently than once per year, projections of the Borrowers and their Subsidiaries updating those projections delivered to the Lenders and referred to in Section 8.4.3 or, if applicable, updating any later such projections delivered in response to a request pursuant to this Section 9.4(f); and

                (g) from time to time such other financial data and information (including accountants' management letters) as the Agent may reasonably request, including, without limitation, a written statement from the accountants described in Section 9.4(a) as to whether they have obtained any knowledge of a Default or Event of Default in making the examination described herein.

        9.5. NOTICES.

                 9.5.1. DEFAULTS. Each of the Borrowers will promptly notify the Agent in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which any of the Borrowers or their Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrowers shall forthwith give written notice thereof to the Agent, describing the notice or action and the nature of the claimed default.

                 9.5.2. ENVIRONMENTAL EVENTS. Each of the Borrowers will promptly give notice to the Agent (i) of any violation of any Environmental Law that any of the Borrowers or their Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state, provincial or local environmental agency, and (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state, provincial or local environmental agency or board, that has the potential to materially affect the assets, liabilities, financial conditions or operations of any of the Borrowers or their Subsidiaries, or the Agent's mortgages, deeds of trust or security interests pursuant to the Security Documents.

                 9.5.3. NOTIFICATION OF CLAIM AGAINST COLLATERAL. Each of the Borrowers will, immediately upon becoming aware thereof, notify the Agent in writing of any setoff, claim (including, with respect to the Real Estate, environmental claims), withholding or other defense to which any material portion of the Collateral, or the Agent's rights with respect to any material portion of the Collateral, are subject.

                 9.5.4. NOTICE OF LITIGATION AND JUDGMENTS. Each of the Borrowers will, and will cause each of its Subsidiaries to, give notice to the Agent in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrowers or any of their Subsidiaries or to which any of the Borrowers or their Subsidiaries is or becomes a party involving an uninsured claim against any of the Borrowers or their Subsidiaries that could reasonably be expected to have a materially adverse effect on the Borrowers and their Subsidiaries and stating the nature and status of such litigation or proceedings. Each of the Borrowers will, and will cause each of its Subsidiaries to, give notice to the Agent, in writing, in form and detail satisfactory to the Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against any of the Borrowers or their Subsidiaries in an amount in excess of $250,000.

                 9.5.5. NOTICE OF FRANCHISE AGREEMENTS. Each of the Borrowers will, and will cause each of its Subsidiaries to, give notice to the Agent in writing within fifteen (15) days of any such Person entering into or modifying any material provisions relating to compensation, term or advertising requirements under franchise agreement with any franchisee.

                 9.5.6. NOTICES CONCERNING TAX TREATMENT. In the event the Borrowers determine to take any action inconsistent with their intention to not treat the Loans, Letters of Credit and/or related transactions hereunder as a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), they will promptly notify the Agent in writing thereof and will provide the Agent with a duly completed copy of IRS Form 8886 or any successor form. The Borrowers acknowledge that one or more of the Lenders may treat their Loans and/or Letter of Credit Participations as part of a transaction that is subject to Treasury Regulation Section 1.6011-4 or Section 301.6112-1, and the Agent and such Lender or Lenders, as applicable, will file such IRS forms and maintain such lists and other records as they may determine is required by such Treasury Regulations.

        9.6. CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES. Each of the Borrowers will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate or limited partnership existence and rights and those of its Subsidiaries and will not, and will not cause or permit any of its Subsidiaries to, convert an unlimited or limited liability company. Each of the Borrowers (i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of such Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this Section 9.6 shall prevent any of the Borrowers from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of such Borrower, desirable in the conduct of its or their business and that do not in the aggregate materially adversely affect the business of the Borrowers and their Subsidiaries on a consolidated basis.

        9.7. INSURANCE.

                 9.7.1. REQUIRED INSURANCE. Each of the Borrowers will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent. Without limiting the foregoing, (a) such insurance shall be in such minimum amounts that such Person will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent, (b) all such insurance shall be payable to the Agent as loss payee under a "standard" or "New York" loss payee clause for the benefit of the Lenders and the Agent and (c) each such Person will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood coverage if such property is in a "Flood Zone" under FEMA, earthquake coverage in accordance with the general practices of businesses engaged in similar activities in similar geographic areas, electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, subject to aggregate sublimits for flood and earthquake equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of such Person; business interruption insurance; and product liability insurance. Each of the Borrowers will, and will cause each of its Subsidiaries to, maintain insurance on the Mortgaged Properties in accordance with the terms of the Mortgages.

                 9.7.2. INSURANCE PROCEEDS. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $1,000,000, be disbursed to the applicable Borrower for reinvestment in such Borrower's business or, if not so reinvested within one year after receipt thereof, for application to the Obligations in accordance with Section 4.4.2 and
(ii) in all other circumstances, be held by the Agent as cash collateral for the Obligations until the earlier of (A) so long as no Event of Default has occurred and is continuing, the Agent releases such proceeds to the Borrowers for the reinvestment in the Borrowers' business in accordance with Section 4.4.2.1 and otherwise in a manner satisfactory to the Agent or (B) the first anniversary of the disbursement of such insurance proceeds by the applicable insurer, at which time such proceeds shall be applied to the Obligations in accordance with
Section 4.4.2.3. The Agent may, so long as no Event of Default has occurred and is continuing and the Borrower is not required to apply such proceeds to prepay the Obligations pursuant to Section 4.4.2.1, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Agent may reasonably prescribe, for direct application by such Borrower solely to the repair or replacement of such Borrower's property so damaged or destroyed or other reinvestment in the Borrowers' business. In the event that such proceeds have not been reinvested in the Borrowers' business within twelve (12) months after the earlier to occur of receipt thereof by the Borrowers or receipt thereof by the Agent, the Agent shall apply all or any part of such proceeds to the Obligations as provided in Section 4.4.2.


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                                      -61-



                 9.7.3. NOTICE OF CANCELLATION. All policies of insurance shall provide for at least 30 days prior written notice of cancellation, modification or nonrenewal to the Agent. In the event of failure by any Borrower to provide and maintain insurance as herein provided, the Agent may, at its option, provide such insurance and charge the amount thereof to such Borrower. Each Borrower shall furnish the Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

        9.8. TAXES. Each of the Borrowers will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits there from, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that each of the Borrowers and their Subsidiaries will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefore; and provided further that, with respect to any contested tax, assessment, charge, levy or claim, the Borrowers and their Subsidiaries shall furnish a good and sufficient bond or surety to the extent requested by and as reasonably satisfactory to the Agent.

        9.9. INSPECTION OF PROPERTIES AND BOOKS, ETC.

                 9.9.1. GENERAL. Each of the Borrowers shall permit the Lenders, if accompanied by the Agent, to visit and inspect any of the properties of any of the Borrowers or their Subsidiaries, to examine the books of account of the Borrowers and their Subsidiaries (and to make copies thereof and extracts there from), and to discuss the affairs, finances and accounts of the Borrowers and their Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Agent or any Lender may reasonably request, provided that such visits shall occur no more frequently than twice per year if no Event of Default has occurred and is continuing. The Agent shall endeavor to notify the Lenders of any such visit or inspection by the Agent, and the Lenders shall have the right to participate therein.

                 9.9.2. ENVIRONMENTAL ASSESSMENTS. If an Event of Default shall have occurred and be continuing, the Agent may, from time to time, in its discretion for the purpose of assessing and ensuring the value of any Mortgaged Property, obtain one or more environmental assessments or audits of such Mortgaged Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent to evaluate or confirm (i) whether any Hazardous Materials are present in the soil or water at such Mortgaged Property and (ii) whether the use and operation of such Mortgaged Property complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of such Mortgaged Property including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Agent deems appropriate. For any Mortgaged Property, the Agent may require the Borrowers to bear the expense of one environmental assessment or audit for such Mortgaged Property per year.

                 9.9.3. COMMUNICATIONS WITH ACCOUNTANTS. Each of the Borrowers authorizes the Lenders, if accompanied by the Agent, to communicate directly with the Borrowers' independent certified public accountants and authorizes such accountants to disclose to the Agent any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of any of the Borrowers or their

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                                      -62-



Subsidiaries. At the request of the Agent, the Borrowers shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 9.9.3.

        9.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. Each of the Borrowers will, and will cause each of its Subsidiaries to, comply with (i) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws and the Fair Labor Standards Act, (ii) the provisions of its charter documents and by-laws, (iii) all agreements and instruments including insurance policies by which it or any of its properties may be bound and (iv) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that any of the Borrowers or their Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which such Borrower or such Subsidiary is a party, such Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Lenders with evidence thereof. Without limiting the foregoing, each of the Borrowers will, and will cause each of its Subsidiaries to, obtain any and all approvals by any federal, state, provincial or local liquor authority necessary for the continued operation at all times of any Unit operated by any of the Borrowers or their Subsidiaries with full liquor service.

        9.11. USE OF PROCEEDS. The Borrowers will use the proceeds of the Loans and the Letters of Credit for the purposes described in Section 8.15.1, and none other.

        9.12. ADDITIONAL MORTGAGED PROPERTY; NOTICE OF LEASES; SURVEYS AND TITLE INSURANCE. If, after the Closing Date, any of the Borrowers or their Subsidiaries acquires or leases for a term in excess of five (5) years real estate, and if such acquired property is not subject to a binding commitment pursuant to which such property will be subject to a Permitted Sale-Leaseback, such Borrower shall, or shall cause such Subsidiary to (a) forthwith deliver to the Agent for the benefit of the Lenders and the Agent a fully executed valid and enforceable first priority mortgage or deed of trust over such acquired real estate free and clear of all defects and encumbrances except for Permitted Liens or (b) use its best efforts forthwith to deliver to the Agent for the benefit of the Lenders and the Agent a fully executed valid and enforceable first priority leasehold mortgage over such leased real estate free and clear of all defects and encumbrances except for Permitted Liens, as applicable, each such mortgage, leasehold mortgage or deed of trust in form and substance satisfactory to the Agent, together with title insurance policies, surveys, evidences of insurances with the Agent named as loss payee and additional insured, legal opinions, required landlord waivers and consents and other documents and certificates with respect to such real estate (such policies, surveys, evidence of insurance, opinions and other documents and certificates referred to in this Section 9.12 as "Real Estate Documentation") as was required for Real Estate of the Borrowers as of the Closing Date or as otherwise required by the Agent. If, after the Closing Date, any of the Borrowers or their Subsidiaries leases real estate or any lease of Real Estate is extended or otherwise modified in any respect, the applicable Borrower shall, or shall cause the applicable Subsidiary to, use its best efforts to cause the relevant lessor to execute and deliver a notice of lease (to the extent that a notice of lease is not already recorded in respect of such lease) in form meeting all statutory and recording requirements of the jurisdiction in which the relevant real property is located.

        9.13. FURTHER ASSURANCES. Each of the Borrowers will, and will cause each of its Subsidiaries to, cooperate with the Lenders and the Agent and execute such further instruments and documents as the Lenders or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents. Upon receipt of an affidavit of any officer of any Lender as to the loss, theft, destruction or mutilation of the any Note or other Loan Document, the Borrowers will issue, in lieu thereof, a replacement Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

        9.14. CONDUCT OF BUSINESS; UNITS. Each of the Borrowers will, and will cause its Subsidiaries to, continue to engage only in the business of owning and operating entertainment centers in the form operated by the Borrowers on the Closing Date and in businesses and activities closely related thereto. The Borrowers shall inform the Agent of any new Unit locations within fifteen (15) Business Days of entering into a lease for, or otherwise acquiring, the premises of such Unit.

        9.15. BANK ACCOUNTS. On or prior to the Closing Date, each of the Borrowers will, and will cause each of its Subsidiaries to cause all cash receipts, checks and cash proceeds of accounts receivable and other Collateral of the Borrowers and their Subsidiaries to be deposited only into (x) a Domestic Concentration Account or a Canadian Concentration Account, as applicable or (y) any account other than a Domestic Concentration Account or Canadian Concentration Account that is scheduled on Schedule 8.22 ("Other Accounts"); provided that funds in excess of $10,000 in any Other Account shall be transferred daily on each Business Day to an applicable Domestic Concentration Account or Canadian Concentration Account, as the case may be. The Agency Account Agreements relating to the Domestic Concentration Accounts and the Canadian Concentration Accounts shall provide that at any time following the occurrence of a Default or an Event of Default, the Agent or the Canadian Lenders, as applicable, shall be entitled to direct the financial institutions party thereto to cause all funds of the Domestic Borrowers or the Canadian Borrower, as the case may be, and their Subsidiaries held in the Domestic Concentration Accounts or Canadian Concentration Accounts, as the case may be, at such financial institutions to be transferred immediately and at any time thereafter to the Agent or the Canadian Lenders, as applicable, to be applied to the Domestic Obligations or the Canadian Obligations, as applicable, or held as Collateral, as the Agent or the Canadian Lenders, as applicable, deems appropriate. The Borrowers shall cause (a) all cash receipts and checks in excess of $10,000 at each Unit to be deposited into a Domestic Concentration Account or Canadian Concentration Account, as applicable, or an Other Account (provided that no Other Account shall retain net funds individually in excess of $10,000, on at least two separate Business Days during each week (a "week," for the purposes of this Section 9.15, being deemed to begin at the beginning of each Monday and end at the end of the following Friday). The Borrowers shall maintain agency account agreements (the "Agency Account Agreements") with each financial institution maintaining a Domestic Concentration Account or Canadian Concentration Account, as the case may be, that is in form and substance satisfactory to the Agent and the Canadian Lenders, as applicable. The Domestic Borrowers and the Canadian Borrower shall at all times maintain at least one Domestic Concentration Account or Canadian Concentration Account, as applicable.

        9.16. NEW SUBSIDIARIES. Any new Subsidiary of any Borrower acquired in connection with any Permitted Acquisition to the extent permitted under Section
10.5.3 or otherwise created shall become a Borrower hereunder and become a party to the Security Documents by (i) signing a joinder agreement, (ii) signing allonges to the Revolving Credit Notes and the Term A Notes in form and substance satisfactory to the Agent, and (iii) providing such other documentation as the Agent may reasonably request, including, without limitation, amendments to the Stock Pledge Agreement or new pledge agreements in substantially the same form, mortgages or deeds of trust required by Section
9.12 above, UCC or PPSA searches, as applicable, and filings, legal opinions and corporate authorization documentation with respect to such new Subsidiary and other documentation with respect to the conditions specified in Section 12 hereof, and 100% of the equity interests and assets of each such new Subsidiary shall be pledged to the Agent for the benefit of the Lenders and the Agent. In such event, the Agent is hereby authorized by the parties hereto to amend
Schedule 8.18 to include each such new Subsidiary.

                         10. CERTAIN NEGATIVE COVENANTS.

        Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is Outstanding or any Lender has any obligation to make any Loans, or the Agent has any obligations to issue, extend or renew any Letters of Credit:

        10.1. RESTRICTIONS ON INDEBTEDNESS. None of the Borrowers will, and none will permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

                (a) Indebtedness to the Lenders and the Agent arising under any of the Loan Documents;

                (b) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

                (c) Indebtedness of such Borrower or such Subsidiary in respect of Rate Protection Agreements entered into in order to hedge interest rate fluctuations on Indebtedness for borrowed money of the Borrowers or their Subsidiaries and not for speculative purposes and approved in advance by the Agent in its reasonable discretion;

                (d) Indebtedness under any Capitalized Lease or incurred in connection with the acquisition after the date hereof of any real or personal property by such Borrower or such Subsidiary, provided that (a) the aggregate principal amount of such Indebtedness of the Borrowers and their Subsidiaries outstanding at any time shall not exceed the aggregate amount of $13,00,000, (b) the aggregate principal amount of such Indebtedness of the Borrowers and their Subsidiaries outstanding at any time that does not constitute a Capitalized Lease of a Unit or a Capitalized Lease of the Real Estate on which a Unit is located shall not exceed the aggregate amount of $1,000,000 and (c) no Default or Event of Default shall exist (i) prior to the incurrence of such Indebtedness or (ii) as a result of the incurrence of such Indebtedness;

                (e) Indebtedness existing on the date hereof and listed and described on Schedule 10.1 hereto;

                (f) Indebtedness of one Domestic Borrower to another then existing Domestic Borrower; provided that all such intercompany Indebtedness permitted by this Section 10.1(f), and all instruments evidencing any thereof, shall be pledged and delivered to the Agent, for the benefit of the Lenders and the Agent, as security for the Obligations pursuant to the provisions of the applicable Security Documents, and the Agent shall have a first priority perfected lien and security interest therein; provided further that all such intercompany Indebtedness shall be subordinated to the Obligations on terms satisfactory to the Agent;

                (g) Indebtedness of the Canadian Borrower to a then existing Domestic Borrower; provided that all such intercompany Indebtedness permitted by this Section 10.1(g), and all instruments evidencing any thereof, shall be pledged and delivered to the Agent, for the benefit of the Canadian Lenders and the Agent, as security for the Canadian Obligations pursuant to the provisions of the applicable Security Documents, and the Agent shall have a first priority perfected lien and security interest therein; provided further that all such intercompany Indebtedness shall be subordinated to the Canadian Obligations on terms satisfactory to the Agent and shall be in an aggregate amount not to exceed $500,000;

                (h) Indebtedness consisting of obligations to employees of a Borrower in respect of employee stock ownership or employee stock option plans to the extent that such obligations are permitted under Section 10.4;

                (i) the Convertible Subordinated Debt; and

                (j) Indebtedness consisting of guaranties or indemnities of Indebtedness of any Borrower or any of its Subsidiaries described in clauses (a) through (i) of this Section 10.1.

        10.2. RESTRICTIONS ON LIENS AND NEGATIVE PLEDGES.

                 10.2.1. RESTRICTIONS ON LIENS. None of the Borrowers will, and none will permit any of its Subsidiaries to, (i) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (ii) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (v) sell, assign, pledge or otherwise transfer any "receivables" as defined in clause (vii) of the definition of the term "Indebtedness," with or without recourse; provided that any of the Borrowers or their Subsidiaries may create or incur or suffer to be created or incurred or to exist:

                (a) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

                (b) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

                (c) liens on properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which such Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

                (d) liens of carriers, warehousemen, mechanics and materialmen, and other like liens in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

                (e) encumbrances on Real Estate other than the Mortgaged Property consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which any Borrower or a Subsidiary of any Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrowers interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrowers and their Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrowers and their Subsidiaries on a consolidated basis;

                (f) liens existing on the date hereof and listed and described on Schedule 10.2 hereto;

                (g) purchase money security interests in or purchase money mortgages on real or personal property other than Mortgaged Properties acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by Section 10.1(d), incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired, and liens in respect of Capitalized Leases to the extent such Capitalized Leases are permitted by Section 10.1(d) and to the extent that such liens cover only the property subject to such Capitalized Leases;

                (h) other liens and encumbrances on each Mortgaged Property as and to the extent permitted by the Mortgage applicable thereto; and

                (i) liens in favor of the Agent for the benefit of the Lenders and the Agent under the Loan Documents.

                 10.2.2. RESTRICTIONS ON NEGATIVE PLEDGES AND UPSTREAM LIMITATIONS. The Borrowers will not, nor will they permit any of their Subsidiaries to (a) enter into or permit to exist any arrangement or agreement (excluding the Credit Agreement and the other Loan Documents) which directly or indirectly prohibits any of the Borrowers or any of their Subsidiaries from creating, assuming or incurring any Lien upon its properties, revenues or assets or those of any of their Subsidiaries whether now owned or hereafter acquired, or (b) enter into any agreement, contract or arrangement (excluding the Credit Agreement and the other Loan Documents) restricting the ability of any Subsidiary of the Borrowers to pay or make dividends or distributions in cash or kind to any of the Borrowers, to make loans, advances or other payments of whatsoever nature to any of the Borrowers, or to make transfers or distributions of all or any part of its assets to any of the Borrowers; in each case other than (i) restrictions on specific assets which assets are the subject of purchase money security interests to the extent permitted under Section 10.2.1, and (ii) customary anti-assignment provisions contained in leases and licensing agreements entered into by any Borrower or any Subsidiary in the ordinary course of its business.

        10.3. RESTRICTIONS ON INVESTMENTS. None of the Borrowers will, and none will permit any of its Subsidiaries to, make or permit to exist or to remain Outstanding any Investment except Investments in:

                (a) marketable direct or guaranteed obligations of the United States of America or Canada that mature within one (1) year from the date of purchase by such Borrower;

                (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States or Canadian banks having total assets in excess of $1,000,000,000 or of any Lender;

                (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof, Canada or any province thereof, that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's Ratings Group;

                (d) Investments existing on the date hereof and listed on
        Schedule 10.3 hereto;

                (e) loans, investments and advances by any Borrower in or to another Borrower to the extent permitted by Section 10.1(f) or (g) provided that Investments of Domestic Borrowers in the Canadian Borrower shall not exceed $500,000 at any one time outstanding and unredeemed;

                (f) Investments consisting of Permitted Acquisitions;

                (g) Investments by the Borrowers and their Subsidiaries in respect of any Rate Protection Agreement which is permitted by Section 10.1(c);

                (h) Investments consisting of promissory notes received as proceeds of asset dispositions permitted by Section 10.5.2, provided that the aggregate value of such promissory notes received in connection with any such asset disposition shall not exceed 50% of the aggregate value of the proceeds of such asset disposition; and

                (i) Investments consisting of loans and advances to employees in an aggregate amount not to exceed $500,000 at any time outstanding; provided that new loans or advances may not be made to employees unless prior to making any such loan or advance, the Borrowers deliver to the Agent a certificate signed by a financial officer of the Borrowers demonstrating that at the time of making such loan or advance the sum of
        (i) the Borrowers' cash on hand plus (ii) the amount by which the Total Revolving Credit Commitment exceeds the sum of (A) the Outstanding amount of Revolving Credit Loans plus (B) the Maximum Drawing Amount, plus (C) all Unpaid Reimbursement Obligations exceeds $6,000,000 after giving effect to any Investments then contemplated to be made under this
        Section 10.3(i) and any Revolving Credit Loans to be advanced to finance such Investment;

provided, however, that, with the exception of demand deposits referred to in
Section 10.3(b) and loans and advances referred to in Section 10.3(i), such Investments will be considered Investments permitted by this Section 10.3 only if all actions have been taken to the satisfaction of the Agent to provide to the Agent, for the benefit of the Lenders and the Agent, a first priority perfected security interest in all of such Investments free of all encumbrances other than Permitted Liens.

        10.4. DISTRIBUTIONS AND OTHER RESTRICTED PAYMENTS. None of the Borrowers will make any Distributions or other Restricted Payments except for (a) Distributions payable to any of the Borrowers (other than Distributions to the Canadian Borrower), and (b) provided that no Default or Event of Default has occurred and is continuing or would result from the payment thereof, Distributions in an amount not to exceed $2,500,000 per annum and $10,000,000 in the aggregate during the term of the Credit Agreement to be used to declare or pay any dividends, or repurchase or otherwise redeem capital stock of DBI from former employees of a Borrower or its Subsidiaries pursuant to the terms of any applicable employment agreements or the terms of employee stock ownership or employee stock option plans of the Borrowers.

        10.5. MERGERS, AMALGAMATIONS AND CONSOLIDATIONS, DISPOSITIONS OF ASSETS, ACQUISITIONS.

                 10.5.1. MERGERS, AMALGAMATIONS AND CONSOLIDATIONS. Subject to
Section 10.5.3, and provided that any such Borrower shall have given the Agent such documentation and evidentiary comfort as the Agent or its counsel may reasonably require or request, none of the Borrowers will, and none will permit any of its Subsidiaries to, become a party to any merger, amalgamation or consolidation except the merger, amalgamation or consolidation of one or more of the Subsidiaries of any Borrower with and into any Borrower (other than a merger, amalgamation or consolidation into the Canadian Borrower if the Canadian Borrower is the survivor), or the merger, amalgamation or consolidation of two or more Subsidiaries of any Borrower (other than a merger, amalgamation or consolidation into the Canadian Borrower if the Canadian Borrower is the survivor).

                 10.5.2. DISPOSITIONS OF ASSETS. None of the Borrowers will, and none will permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than (a) the sale of inventory, the licensing of intellectual property in connection with franchise agreements, the disposition of obsolete assets, and the disposition of game packages, in each case in the ordinary course of business consistent with past practices, and in compliance with applicable laws, (b) Permitted Sale-Leasebacks, and (c) asset transfers by one Borrower to another Borrower (other than the Canadian Borrower) so long as the Borrowers give the Agent prior written notice of such transfer and take such steps as the Agent may reasonably deem necessary to perfect, or preserve the perfection of, the Agent's security interest in the assets subject to such transfer. Nothing in this Section 10.5.2 is intended to prohibit any Borrower or any of the Borrowers' Subsidiaries from conditionally agreeing to dispose of any assets subject to the prior approval of the Required Lenders (or all of the Lenders in the case of the sale of a material portion of the Collateral) if such Borrower or Subsidiary will not be subject to any penalties in connection with such agreement in the event that the Required Lenders do not consent to such disposition. The Agent may release any Collateral disposed of by any Borrower or any Subsidiary of any Borrower (other than by transfer to another Borrower or any Subsidiary of any Borrower) if such disposition is in compliance with this Section 10.5.2 and otherwise with the terms hereof.

                 10.5.3. ACQUISITIONS. None of the Borrowers will, and none will permit any of its Subsidiaries to, agree to or effect any asset acquisition or stock acquisition except (a) the acquisition of assets in the ordinary course of business consistent with past practices, and (b) the acquisition by a Borrower (whether of stock or of substantially all of the assets of a business or business division as a going concern or by means of a merger or consolidation) of a 100% interest in any other Person (a "Permitted Acquisition") provided that all of the following conditions shall have been satisfied: (i) such other Person shall not be a Borrower and shall operate a similar business to that of the Borrowers, (ii) no Default or Event of Default shall have occurred and be continuing and none shall exist after giving effect thereto, (iii) if a Borrower shall merge or amalgamate with such other Person, such Borrower shall be the surviving party of such merger or amalgamation, (iv) if such Person shall become a Subsidiary of any Borrower, such new Subsidiary shall become a Borrower pursuant to, and take all other actions required by, Section 9.16 hereof, (v) such Borrower shall have delivered to the Agent Compliance Certificates (such Compliance Certificates to be distributed to the Lenders by the Agent) demonstrating, both immediately prior to and immediately after such acquisition, compliance on a Pro Forma Basis with the covenants set forth in Section 11 of this Credit Agreement and (vi) the aggregate amount expended by the Borrowers and their Subsidiaries for all Permitted Acquisitions shall not exceed $7,500,000. Nothing in this Section 10.5.3 is intended to prohibit any Borrower or any of the Borrowers' Subsidiaries from conditionally agreeing to any asset or stock acquisition subject to the prior approval of the Required Lenders if such Borrower or Subsidiary will not be subject to any penalties in connection with such agreement in the event that the Required Lenders do not consent to such acquisition.

        10.6. SALE AND LEASEBACK. No Borrower will, nor will any Borrower permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby such Borrower or any Subsidiary of such Borrower shall sell or transfer any real or personal property owned by it in order then or thereafter to lease such property or lease other property that such Borrower or any Subsidiary of such Borrower intends to use for substantially the same purpose as the property being sold or transferred (a "Sale-Leaseback"); provided that, so long as no Event of Default has occurred and is continuing or would result there from, a Borrower or a Borrower's Subsidiary may enter into a Sale-Leaseback with respect to Units or a leasehold or fee interest in Real Estate if (a) the terms of the sale as such are comparable to terms which could be obtained in an arm's-length sale among unaffiliated parties not involving a Sale-Leaseback transaction and
(b) the terms of the lease as such are comparable to terms which could be obtained in an arm's-length commercial operating lease among unaffiliated parties and, provided further that, assuming that such Sale-Leaseback (and any repayment of Indebtedness in conjunction therewith) had occurred immediately prior to the period of four consecutive fiscal quarters most recently ended, no Default or Event of Default would have occurred under Section 11 after giving effect to such Sale-Leaseback (such Sale-Leaseback referred to herein as a "Permitted Sale-Leaseback"). The Agent shall release any

Collateral disposed of by such Borrower or any Subsidiary of such Borrower if such disposition is in compliance with this Section 10.5.2 and otherwise with the terms hereof.



        10.7. COMPLIANCE WITH ENVIRONMENTAL LAWS. None of the Borrowers will, and none will permit any of its Subsidiaries to, (i) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances except in compliance with applicable Environmental Law,
(ii) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances except in compliance with applicable Environmental Law, (iii) generate any Hazardous Substances on any of the Real Estate except in compliance with applicable Environmental Law, (iv) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate except in compliance with applicable Environmental Law or (v) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law.

        10.8. EMPLOYEE BENEFIT PLANS. Neither any Borrower nor any ERISA Affiliate will engage in any "prohibited transaction" within the meaning of
Section 406 of ERISA or Section 4975 of the Code which could result in a material liability for any of the Borrowers or their Subsidiaries. No Borrower or any of its Subsidiaries shall maintain nor contribute to any Guaranteed Pension Plan or Multiemployer Plan. No Borrower or any of its Subsidiaries shall fail to contribute to any funded Canadian Plan any amount required to be contributed thereto in accordance with applicable Canadian pension legislation or the terms of such Canadian Plan resulting in a material liability to such Canadian Plan; or permit or take any action which would result in the aggregate going concern unfunded liability or the aggregate solvency deficiency in respect of all the Canadian Plans which are funded plans, determined pursuant to the actuarial assumptions and methodology utilized in the most recent actuarial valuations therefore, to exceed the Canadian Dollar Equivalent of $250,000.

        10.9. CHANGE IN FISCAL YEAR. None of the Borrowers will, and none will permit any of its Subsidiaries to, effect any change in the end of its fiscal year from that set forth in Section 8.4.1.

        10.10. TRANSACTIONS WITH AFFILIATES. None of the Borrowers will, and none will permit any of its Subsidiaries to, engage in any transaction (other than transactions among Borrowers) with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of any Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business.

        10.11. BANK ACCOUNTS. None of the Borrowers will, and none will permit any of its Subsidiaries to, (i) violate directly or indirectly an Agency Account Agreement or other bank agency or lock box agreement in favor of the Agent for the benefit of the Lenders and the Agent with respect to such account or (ii) deposit into any of the payroll accounts listed on Schedule 8.22 any amounts in excess of amounts necessary to pay current payroll obligations from such accounts.

        10.12. FRANCHISES. The Borrowers will not, and will not permit any of their Subsidiaries to, enter into any franchise agreement pursuant to which such Borrower or such Subsidiary is prohibited from pledging or otherwise assigning its rights under such franchise agreement, including its right to receive any franchise fees or other fees or amounts paid to such Borrower or such Subsidiary thereunder.

        10.13. SUBORDINATED DEBT. The Borrowers will not, and will not permit any of their Subsidiaries, to (a) amend, supplement or otherwise modify the terms of any of the Subordinated Debt Documents or (b) prepay, redeem or repurchase (or offer to prepay, redeem or repurchase) any of the Convertible Subordinated Debt.

        10.14. SENIOR DEBT. The Borrowers will not in any manner designate or permit to exist any Indebtedness of any Borrower or any of their Subsidiaries as "Designated Senior Debt" (or any analogous term) for purposes of (and as defined in) the Subordinated Indenture, other than the Indebtedness in respect of the Obligations.

                    11. FINANCIAL COVENANTS OF THE BORROWERS.

        Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is Outstanding, or any Lender has any obligation to make any Loans, or the Agent has any obligation to issue, extend or renew any Letters of Credit, the Borrowers will comply with the following financial covenants calculated on a Pro Forma Basis with respect to any Permitted Acquisitions which occurred during the relevant Test Period:

        11.1. LEVERAGE RATIO. The Borrowers will not permit the Leverage Ratio, determined at the end of and for any period of four consecutive fiscal quarters of the Borrowers ending during any period described in the table below, to be greater than the ratio set forth opposite such period in such table:




                                    Period                              Ratio
                                    ------                              -----
                           (inclusive of end dates)
                            --------- -- --- -----
               -------------------------------------------------- ------------------

               -------------------------------------------------- ------------------
               Closing Date through Third Quarter of Fiscal            1.90:1
               Year 2005
               -------------------------------------------------- ------------------
               Thereafter                                              1.50:1
               -------------------------------------------------- ------------------


        11.2. FIXED CHARGE COVERAGE RATIO. The Borrowers will not permit the Fixed Charge Coverage Ratio, determined for any period of four consecutive fiscal quarters ending on the last day of any fiscal quarter ending during any period described in the table below, to be less than the ratio set forth opposite such period in such table:

                                    Period                              Ratio
                                    ------                              -----
                           (inclusive of end dates)
                            --------- -- --- -----
               -------------------------------------------------- ------------------

               -------------------------------------------------- ------------------
               Closing Date through Third Quarter of Fiscal            1.25:1
               Year 2005
               -------------------------------------------------- ------------------
               Thereafter                                              1.50:1
               -------------------------------------------------- ------------------

        11.3. CONSOLIDATED TANGIBLE NET WORTH. The Borrowers will not permit Consolidated Tangible Net Worth, at any time, to be less than the sum of (a) $160,000,000 plus (b) seventy-five percent (75%) of positive Consolidated Net Income for each fiscal quarter of the Borrowers commencing with the fiscal quarter ending on or about November 3, 2003.

        11.4. NEW UNIT CAPITAL EXPENDITURES; NEW LEASES. The Borrowers will not, nor will they permit any of their Subsidiaries or Affiliates to (a) with respect to any single Unit opening after the

Closing Date, expend more than the Per-Unit Start-Up Cost Cap in Consolidated Start-Up Costs in connection with such Unit, or (b) commit to the construction, acquisition or opening of new Units at any time that the Fixed Charge Coverage Ratio at the end of the most recently ended fiscal quarter for which the Borrowers' have delivered the Compliance Certificate is less than the Incurrence Ratio.

        11.5. MINIMUM CONSOLIDATED EBITDA. The Borrowers will not permit the sum of Consolidated EBITDA for the fiscal year of the Borrowers ending on or about February 1, 2004 to be less than $46,000,000.

                             12. CLOSING CONDITIONS.

        The obligations of the Lenders to make the initial Loans and of the Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent (except as otherwise set forth in the letter agreement among the Agent and the Borrowers dated as of the date hereof):

        12.1. LOAN DOCUMENTS, ETC. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. The Agent shall have received a fully executed copy of each such document.

        12.2. CERTIFIED COPIES OF CHARTER DOCUMENTS. The Agent shall have received from the Borrowers and each of their Subsidiaries (a) a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (i) its charter or other incorporation documents as in effect on such date of certification, and (ii) its by-laws as in effect on such date and (b) such certificates of good standing and certificates of foreign qualification as the Agent may request, all in form and substance satisfactory to the Agent and the Agent's Special Counsel.

         12.3. CORPORATE ACTION. All corporate action necessary for the valid execution, delivery and performance by the Borrowers and each of their Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

        12.4. INCUMBENCY CERTIFICATE. The Agent shall have received from the Borrowers and each of their Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Person, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party; (ii) in the case of each Borrower, to make Revolving Credit Loan Requests or Canadian Loan Requests, Conversion Requests and to apply for Letters of Credit; and (iii) to give notices and to take other action on its behalf under the Loan Documents.

         12.5. VALIDITY OF LIENS. The Security Documents shall be effective to create in favor of the Agent for the benefit of the Lenders and the Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

        12.6. PERFECTION CERTIFICATES AND UCC AND PPSA SEARCH RESULTS. The Agent shall have received from the Borrowers and each of their Subsidiaries a completed and fully executed Perfection

Certificate and the results of UCC and PPSA searches with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

        12.7. SURVEY AND TAXES. The Agent shall have received (i) no-change affidavits with respect to the Surveys of each Mortgaged Property and (ii) evidence of payment of real estate taxes and municipal charges on all Real Estate not delinquent on or before the Closing Date.

        12.8. TITLE INSURANCE. The Agent shall have received a Title Policy covering each Mortgaged Property (or commitments to issue such policies, with all conditions to issuance of the Title Policy deleted by an authorized agent of the Title Insurance Company) together with proof of payment of all fees and premiums for such policies, from the Title Insurance Company and in amounts satisfactory to the Agent insuring the interest of the Agent and each of the Lenders as mortgagee under the Mortgages.

        12.9. LANDLORD CONSENTS. The Borrowers and their Subsidiaries shall have delivered to the Agent all consents required for the Agent to receive, as part of the Security Documents, a collateral assignment of each leasehold of personal property, and a mortgage of each leasehold of real property listed on Schedule
12.9 hereto, together in each case with such estoppel certificates as the Agent may request, including waivers by landlords with respect to such leaseholds.

        12.10. HAZARDOUS WASTE ASSESSMENTS. The Agent shall have received Phase I environmental assessments performed by an environmental consultant reasonably acceptable to the Agent in accordance with ASTM standards in form and substance satisfactory to the Agent, covering all Real Estate and all other real property in respect of which any of the Borrowers or their Subsidiaries may have material liability, whether contingent or otherwise, for dumping or disposal of Hazardous Substances.

        12.11. CERTIFICATES OF INSURANCE. The Agent shall have received (i) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of this Credit Agreement and the Mortgages and (ii) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

        12.12. SOLVENCY CERTIFICATE. Each of the Lenders shall have received officer's certificates of each of the Borrowers dated as of the Closing Date as to the solvency of such Borrower and its Subsidiaries following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Lenders.

        12.13. OPINION OF COUNSEL. Each of the Lenders and the Agent shall have received a favorable legal opinion addressed to the Lenders and the Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Agent, from:

                (i) Gardere & Wynne, L.L.P., counsel to each of the Borrowers and their Subsidiaries;

                (ii) Blake Cassels & Graydon LLP, local counsel in Missouri and Florida with respect to general corporate matters;

                (iii) Piper Marbury Rudnick & Wolfe, local counsel in Florida with respect to general corporate matters;

                (iv) Blake Cassels & Graydon LLP, local counsel in Ontario, Canada with respect to general corporate matters and real property matters;

                (v) Gardere & Wynne, L.L.P., local counsel in Texas with respect to general corporate matters; and

                (vi) O'Melveny & Myers LLP, local counsel in California with respect to general corporate matters;

        12.14. PAYMENT OF FEES AND EXPENSES. The Borrowers shall have paid to the Lenders or the Agent, as appropriate, all fees due hereunder and under the Fee Letter. The Borrowers shall have reimbursed the Agent for, or paid directly, all fees, costs and expenses incurred by the Agent's Special Counsel and local counsel to the Agent in all relevant jurisdictions in connection with the closing of the transactions contemplated hereby.

        12.15. CONSENTS AND APPROVALS. The Agent shall have received evidence that all governmental and third-party approvals (including those landlords' consents listed on Schedule 12.9 and other consents to the extent reasonably obtainable) necessary or advisable in connection with the credit facilities contemplated hereby and the continuing operations of the Borrowers shall have been obtained and shall be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose materially adverse conditions on the Borrowers and their Subsidiaries taken as a whole or the credit facilities contemplated hereby.

        12.16. DISBURSEMENT INSTRUCTIONS. The Agent shall have received disbursement instructions from the Borrowers with respect to the proceeds of the Term Loan A and the initial Revolving Credit Loans to be made on the Closing Date.

        12.17. NO MATERIAL ADVERSE CHANGE. The Agent shall be satisfied that there shall have occurred no material adverse change in the business, operations, assets, management, properties, financial condition, income or prospects of the Borrowers and their Subsidiaries taken as a whole since the Balance Sheet Date.

        12.18. FINANCIAL STATEMENTS AND PROJECTIONS. The Agent shall have received (a) copies of the financial statements and projections described in
Section 8.4, and (b) a pro forma balance sheet of the Borrowers and their Subsidiaries showing the projected capitalization of the Borrowers and their Subsidiaries as of the Closing Date. The Agent shall be satisfied that such financial statements fairly present the financial condition, income and prospects of the Borrowers and their Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal period then ended and show compliance on a Pro Forma Basis with the covenants contained in Section 11 and all other terms and conditions hereof.

        12.19. NO LITIGATION. No litigation, inquiry, injunction or restraining order shall be pending, entered or threatened that, in the reasonable opinion of the Agent, could reasonably be expected to have a material adverse effect on (i) the transactions contemplated hereby, (ii) the business, assets, liabilities (actual or contingent) operations, condition (financial or otherwise) of the Borrowers and their Subsidiaries, taken as a whole, (iii) the ability of the Borrowers or any of their Subsidiaries to perform their obligations under the Loan Documents, (iv) the rights and remedies of the Agent and the Lenders under the Loan Documents, or (v) the perfection or priority of any security interests granted to the Agent under the Loan Documents.

        12.20. ABSENCE OF DEFAULT UNDER OTHER AGREEMENTS. No default shall exist in respect of any material contract or agreement to which any Borrower or any of its Subsidiaries is party.

        12.21. OTHER DOCUMENTATION. All other documentation, including other financing arrangements of the Borrowers and their Subsidiaries and the Convertible Subordinated Debt shall be reasonably satisfactory in form and substance to the Agent.

        12.22. CLOSING CERTIFICATE. The Agent shall have received a certification by the principal financial or accounting officer of DBI, (including detailed computations) that, as of the Closing Date, (i) Consolidated EBITDA for the most recently ended period of four fiscal quarters is not less than $47,500,000 and (ii) the Leverage Ratio as at the then most recently ended period of four fiscal quarters on a Pro Forma Basis after giving effect to this transaction and the acquisition of the Canadian Borrower does not exceed 1.40:1.

        12.23. MINIMUM REVOLVER AVAILABILITY. On the Closing Date, the sum of the Outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount plus all Unpaid Reimbursement Obligations shall not exceed $25,000,000.

                        13. CONDITIONS TO ALL BORROWINGS.

        The obligations of the Lenders to make any Loan, and of the Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

        13.1. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. Each of the representations and warranties of any of the Borrowers and their Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan, and the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

        13.2. LEVERAGE RATIO INCURRENCE TEST UNDER SUBORDINATED INDENTURE. The incurrence of additional Indebtedness under the Credit Agreement will not cause the Borrowers to violate the Leverage Ratio Incurrence Test set forth in Section
5.10 of the Subordinated Indenture (including the notice requirements thereof).

        13.3. NO LEGAL IMPEDIMENT OR MATERIAL MARKET CHANGE. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal or impossible for such Lender to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Agent would make it illegal for the Agent to issue, extend or renew such Letter of Credit.

        13.4. GOVERNMENTAL REGULATION. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System or the Office of the Superintendent of Financial Institutions.

        13.5. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lenders and to the Agent and the Agent's Special Counsel, including without limitation a Canadian Loan Request in the form attached hereto as Exhibit B-2, and the Lenders, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request, including any joinder agreement as may be required by Section 9.16.

                    14. EVENTS OF DEFAULT; ACCELERATION; ETC.

        14.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

                 (a) the Borrowers shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                 (b) the Borrowers shall fail to pay any interest on the Loans, the Commitment Fee, any Letter of Credit Fee, any Fronting Fee, any fees under the Fee Letter, or any other sums due hereunder or under any of the other Loan Documents, within three (3) Business Days of the date when the same became due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                 (c) any of the Borrowers shall fail to comply with any of its respective covenants contained in Sections 9.5, 9.9, 10 or 11, with any of its covenants contained in Section 9.4 for a period in excess of five (5) Business Days, or with any of the covenants contained in any of the Mortgages;

                 (d) any Borrower or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 14.1) for thirty (30) days after written notice of such failure has been given to the Borrowers by the Agent;

                 (e) any representation or warranty by any Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

                 (f) (i) the holders of all or any part of the Convertible Subordinated Debt shall accelerate the maturity of all or any part of the Convertible Subordinated Debt; or the Convertible Subordinated Debt shall be (or shall be required at such time to be) prepaid, redeemed or repurchased in whole or in part; or DBI or any of its Subsidiaries shall be or become required under the terms of any of the Subordinated Debt Documents to prepay, redeem or repurchase (or shall be or become required thereunder to offer to prepay, redeem or repurchase) all or any part of the Convertible Subordinated Debt; or (ii) any Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases in an outstanding principal amount of $250,000, or any Convertible Subordinated Debt or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing such Indebtedness for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

                 (g) any Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator, receiver or receiver and manager of any Borrower or any of its Subsidiaries or of any substantial part of the assets of any Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to any Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within sixty (60) days following the filing thereof;

                 (h) a decree or order is entered appointing any such trustee, custodian, liquidator, receiver or receiver and manager or adjudicating any Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any Borrower or any of its Subsidiaries in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

                 (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than twenty consecutive days any final judgment against any Borrower or any of its Subsidiaries that, with other outstanding final judgments, undischarged, against the Borrowers or any of their Subsidiaries, exceeds in the aggregate, $1,000,000 (net of accepted insurance coverage);

                 (j) a Change of Control or a Repurchase Event shall occur;

                 (k) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any Borrower or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

                 (l) any Borrower or any ERISA Affiliate incurs any liability to the PBGC or similar Canadian authorities (excluding requested insurance premiums payable in the ordinary course) pursuant to Title IV of ERISA in an aggregate amount exceeding $250,000;

                 (m) the Borrowers or any of their Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

                 (n) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God, terrorism or public enemy, or other casualty, which in any such case causes, for more than thirty (30) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrowers or any of their Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a material adverse effect on the business or financial condition of the Borrowers and their Subsidiaries;

                 (o) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrowers or any of their Subsidiaries if such loss, suspension, revocation or failure to renew would have a material adverse effect on the business or financial condition of the Borrowers and their Subsidiaries taken as a whole;

                 (p) the Borrowers or any of their Subsidiaries shall be indicted for a state, provincial or federal crime, or any civil or criminal action shall otherwise have been brought against any such Person, a punishment for which in any such case could reasonably be expected to include the forfeiture of any assets of such Person having a fair market value in excess of $250,000.

then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrowers declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each of the Borrowers; provided that in the event of any Event of Default specified in Sections 14.1(g) or 14.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or any Lender.

        14.2. TERMINATION OF COMMITMENTS. If any one or more of the Events of Default specified in Section 14.1(g) or Section 14.1(h) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Lenders shall be relieved of all further obligations to make Loans to the Borrowers, and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, the Agent may and, upon the request of the Required Lenders, shall, by notice to the Borrowers, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Loans, and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve any of the Borrowers or their Subsidiaries of any of the Obligations.

        14.3. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to Section 14.1, the Agent and each Lender, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Required Lenders but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver or receiver and manager, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or the Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

        14.4. DISTRIBUTION OF COLLATERAL PROCEEDS. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of any of the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

                (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

                (b) Second, to all other Obligations in such order or preference as the Required Lenders may determine; provided, however, that (i) distributions shall be made (A) pari passu among Obligations with respect to the Agent's fee payable pursuant to the Fee Letter and all other Obligations and (B) with respect to each type of Obligation owing to the Lenders, such as interest, principal, fees and expenses, among the Lenders pro rata, and (ii) the Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

                (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-608(a)(1)(c) or 9-615(a)(3) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

                (d) Fourth, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

                                   15. SETOFF.

        Regardless of the adequacy of any collateral, during the continuance of any Event of Default, (i) any deposits or other sums credited by or due from any of the Lenders or the Agent to any of the Domestic Borrowers and any securities or other property of any of the Domestic Borrowers in the possession of such Lender or the Agent may be applied to or set off by such Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of any of the Domestic Borrowers to such Lender and (ii) any deposits or other sums credited by or due from any of the Canadian Lenders or the Agent to the Canadian Borrower and any securities or other property of the Canadian Borrower in the possession of such Canadian Lender or the Agent may be applied to or set off by such Canadian Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Canadian Borrower to such Canadian Lender. ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Each of the

Lenders agrees with each other Lender that (a) if an amount to be set off is to be applied to Indebtedness of any of the Borrowers to such Lender, other than Indebtedness evidenced by the Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, and (b) if such Lender shall receive from any of the Borrowers, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or Reimbursement Obligations owed to such Lender by proceedings against such Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                                 16. THE AGENT.

        16.1. AUTHORIZATION. Each Lender hereby irrevocably appoints and authorizes Fleet National Bank to act as the Agent hereunder and under the other Loan Documents.

                (a) The Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto including the authority, without the necessity of any notice to or further consent of the Lenders, from time to time to take any action with respect to any Collateral or the Security Documents which may be necessary to perfect, maintain perfected or insure the priority of the security interest in and liens upon the Collateral granted pursuant to the Security Documents, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent.

                (b) The relationship between the Agent and each of the Lenders is that of an independent contractor. The use of the term "Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Agent and each of the Lenders. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agent and any of the Lenders.

                (c) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Agent is nevertheless a "representative" of the Lenders, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Agent.

        16.2. EMPLOYEES AND THE AGENT. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers.

        16.3. NO LIABILITY. Neither the Agent, the Documentation Agent nor any of their respective shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent, the Documentation Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

        16.4. NO REPRESENTATIONS.

                 16.4.1. GENERAL. The Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of any Borrower or any of their respective Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of any Borrower or any of their respective Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by any Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial conditions of any Borrower or any of their respective Subsidiaries. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

                 16.4.2. CLOSING DOCUMENTATION, ETC. For purposes of determining compliance with the conditions set forth in Section 12, each Lender that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Agent or the Arranger to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Agent or the Arranger active upon the Borrowers' account shall have received notice from such Lender prior to the Closing Date specifying such Lender's objection thereto and such objection shall not have been withdrawn by notice to the Agent or the Arranger to such effect on or prior to the Closing Date.

        16.5. PAYMENTS.

                 16.5.1. PAYMENTS TO AGENT. A payment by any Borrower to the Agent hereunder or under any of the other Loan Documents (and in the case of the Canadian Borrower, despite the express provisions of Section 6.2.1) for the account of any Lender shall constitute a payment to such Lender. The Agent agrees promptly (but in no case later than two Business Days after the receipt of such payments by the

Agent) to distribute to each Lender such Lender's pro rata share of payments received by the Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

                 16.5.2. DISTRIBUTION BY AGENT. If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                 16.5.3. DELINQUENT LENDERS. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Lender that fails (i) to make available to the Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation or (ii) to comply with the provisions of Section 15 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. The Delinquent Lender hereby authorizes the Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

        16.6. HOLDERS OF NOTES. The Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

        16.7. INDEMNITY. The Lenders ratably agree hereby to indemnify and hold harmless the Agent, the Documentation Agent, the Arranger and their respective affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent, the Documentation Agent or such affiliate has not been reimbursed by the Borrowers as required by Section 18), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's or Documentation Agent's actions taken hereunder or thereunder in such capacities as Agent, Documentation Agent or Arranger except to the extent that any of the same shall be directly caused by the willful misconduct or gross negligence of the indemnified party. Without limiting the foregoing indemnification of Fleet as Agent, Bank One, NA as Documentation Agent and Fleet Securities, Inc., the indemnification provided for in this Section 16.7 shall not include any indemnification of Fleet, or Bank One, NA solely in their respective capacities as Lenders hereunder.

        16.8. AGENT AS LENDER. In its individual capacity, Fleet shall have the same obligations and the same rights, powers and privileges in respect to its Domestic Revolving Credit Commitment and Term A Commitment, as applicable, and the Loans made by it, and as the holder of any of the Notes, as it would have were it not also the Agent.

        16.9. RESIGNATION. The Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrowers. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Ratings Group. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

        16.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT; OTHER NOTICES. Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof; provided that a failure to provide such information shall not result in any liability by such Lender. The Agent hereby agrees that upon receipt of any notice under this
Section 16.10 it shall promptly notify the other Lenders of the existence of such Default or Event of Default.

        16.11. DUTIES IN THE CASE OF ENFORCEMENT. In case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (i) so requested by the Required Lenders and (ii) the Lenders have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Required Lenders may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders hereby agreeing ratably to indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

        16.12. AGENT MAY FILE PROOFS OF CLAIM.

        (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial, administrative or like proceeding or any assignment for the benefit of creditors relative to any Borrower or any of their Subsidiaries, the Agent and in respect of the Canadian Obligations, the Canadian Lenders (in either case, irrespective of whether the principal of any Loan, Reimbursement Obligation or Unpaid Reimbursement Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding, under any such assignment or otherwise:

                (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Reimbursement Obligations, Unpaid Reimbursement Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Agent and their respective agents and counsel and all other amounts due the Lenders and the Agent under Sections 2.2, 5.6, 6.1, and 18.1) allowed in such proceeding or under any such assignment; and

                (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

        (b) Any custodian, receiver, receiver and manager, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding or under any such assignment is hereby authorized by each Lender to make such payments to the Agent or in case of Canadian Obligations, any Canadian Lender and, in the event that the Agent shall consent to the making of such payments directly to the Lenders, nevertheless to pay to the Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agent and its agents and counsel, and any other amounts due the Agent under Sections 2.2, 5.6, 6.1, and 18.1.

        (c) Nothing contained herein shall authorize the Agent to consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations owed to such Lender or the rights of any Lender or authorize the Agent to vote in respect of the claim of any Lender in any such proceeding or under any such assignment.

               17. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.

        17.1. CONFIDENTIALITY. Each of the Lenders and the Agent agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by any of the Borrowers or their Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Lenders or the Agent, provided that nothing herein shall limit the disclosure of any such information (a) after such information shall have become public other than through a violation of this Section 17, or becomes available to any of the Lenders or the Agent on a nonconfidential basis from a source other than the Borrowers, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel, accountants or other professionals or agents acting on behalf of any of the Lenders or the Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any Lender or the Agent, or to auditors or accountants, (e) to the Agent, any Lender or any Financial Affiliate, (f) in connection with any litigation involving the Borrowers or any of their Subsidiaries and the Lenders, the Agent or any Financial Affiliate, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Subsidiary or affiliate of such Lender or to other affiliates in the ordinary course of such Lender's business, provided that such other affiliates are not engaged in or investors in restaurant businesses competing with the Borrowers, (h) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant agrees to be bound by the provisions of Section 17 or (i) with the consent of the Borrowers. Notwithstanding anything herein to the contrary, the Agent and each Lender may disclose to any and all Persons, without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Agent or such Lender relating to such tax treatment and tax structure;

provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

        17.2. PRIOR NOTIFICATION. Unless specifically prohibited by applicable law or court order, each of the Lenders and the Agent shall, prior to disclosure thereof, notify the Borrowers of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) or pursuant to legal process.

        17.3. OTHER. In no event shall any Lender or the Agent be obligated or required to return any materials furnished to it or any Financial Affiliate by any of the Borrowers or their Subsidiaries. The obligations of each Lender under this Section 17 shall supersede and replace the obligations of such Lender under any confidentiality letter in respect of this financing signed and delivered by such Lender to any of the Borrowers prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Lender.

                        18. EXPENSES AND INDEMNIFICATION.

        18.1. EXPENSES. The Borrowers jointly and severally agree to pay (i) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein; (ii) the reasonable fees, expenses and disbursements of the Agent's Special Counsel or any local counsel to the Agent incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation; (iii) the reasonable fees, expenses and disbursements of each of the Agent or any of its affiliates incurred by the Agent or such affiliate in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering, appraisal and examination charges; (iv) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral; (v) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or the Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Lender or the Agent in connection with (A) the enforcement of or preservation of rights under any of the Loan Documents against any of the Borrowers or their Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or the Agent's relationship with any of the Borrowers or their Subsidiaries; and (vi) all reasonable fees, expenses and disbursements of any Lender or the Agent incurred in connection with UCC searches, UCC filings, PPSA searches, PPSA filings, intellectual property searches, intellectual property filings or mortgage recordings.

        18.2. INDEMNIFICATION. The Borrowers jointly and severally agree to indemnify and hold harmless each of the Agent, the Arranger, the affiliates of the Agent and the Arranger, and the Lenders from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (i) any actual or proposed use by any of the Borrowers or their Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (ii) the reversal or withdrawal of any provisional credits granted by the Agent upon the transfer of funds from lock box, bank agency or concentration accounts or in connection with the provisional honoring of checks or other items, (iii) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of any of the Borrowers or their Subsidiaries comprised in the Collateral, (iv) any of the Borrowers or their Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (v) with respect to each of the Borrowers and their Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefore, the Lenders, the Agent, the Arranger and the affiliates of the Agent and the Arranger shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrowers jointly and severally agree to pay promptly the reasonable fees and expenses of such counsel. EACH BORROWER ACKNOWLEDGES THAT THIS CREDIT AGREEMENT CONTAINS PROVISIONS RELEASING EACH INDEMNITEE FROM LIABILITY AND/OR INDEMNIFYING AND HOLDING HARMLESS EACH INDEMNITEE FOR, AMONG OTHER THINGS, INDEMNITEE'S OWN NEGLIGENCE. EACH BORROWER AGREES THAT THE RELEASE AND/OR INDEMNITY PROVISIONS CONTAINED IN THIS CREDIT AGREEMENT ARE CAPTIONED TO CLEARLY IDENTIFY THE RELEASE AND/OR INDEMNITY PROVISIONS AND, THEREFORE, ARE SO CONSPICUOUS THAT SUCH BORROWER HAS FAIR NOTICE OF THE EXISTENCE AND CONTENTS OF SUCH PROVISIONS. EACH BORROWER HEREBY WAIVES ANY DEFENSES IT MIGHT ASSERT AGAINST EACH INDEMNITEE BASED ON THE HOLDINGS OF THE TEXAS SUPREME COURT IN ETHYL CORP. v. DANIEL CONST. CO., 725 S.W.2d 705 (TEX. 1987), AND DRESSER INDUSTRIES, INC. v. PAGE PETROLEUM, INC., 853 S.W.2d 505 (TEX. 1993), AND OF THE UNITED STATES COURT OF APPEALS FOR THE FIFTH CIRCUIT IN QUORUM HEALTH RESOURCES, L.L.C. v. MAVERICK COUNTY HOSPITAL DISTRICT, 308 F.3d 451 (5TH CIR. 2002) AND ANY RELATED CASE LAW HOLDINGS. If, and to the extent that the obligations of the Borrowers under this Section 18.2 are unenforceable for any reason, the Borrowers hereby jointly and severally agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law.

        18.3. SURVIVAL. The covenants contained in this Section 18 shall survive payment or satisfaction in full of all other Obligations.

                         19. SURVIVAL OF COVENANTS, ETC.

        All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of any of the Borrowers or their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Lender or the Agent at any time by or on behalf of any of the Borrowers or their Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Borrower or such Subsidiary hereunder.

                        20. ASSIGNMENT AND PARTICIPATION.

        20.1. GENERAL CONDITIONS. The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrowers may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except
(a) to an Eligible Assignee or an Eligible Canadian Assignee in accordance with the provisions of Section 20.2, (b) by way of participation in accordance with the provisions of Section 20.5 or (c) by way of pledge or assignment of a security interest subject to the restrictions of Section 20.7 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in
Section 20.5 and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement or any of the other Loan Documents.

        20.2. ASSIGNMENTS. Any (a) Domestic Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of (i) its Domestic Revolving Credit Commitment Percentage and Domestic Revolving Credit Commitment and the same portion of the Domestic Revolving Credit Loans at the time owing to it, the Domestic Revolving Credit Notes held by it and its participating interest in the risk relating to any Letters of Credit, and (ii) its Term A Commitment Percentage and Term A Commitment and the same portion of Term Loan A at the time owing to it and the Term A Note held by it) and (b) Canadian Lender may at any time assign all or a portion of its Canadian Commitment Percentage and Canadian Loans outstanding to an Eligible Canadian Assignee; provided that in each case referred to above:

               (a) except in the cases of an assignment of the entire remaining amount of the assigning Lender's Domestic Revolving Credit Commitment, Term A Commitment, Canadian Commitment and the Loans at the time owing to it or of an assignment to a Lender or a Lender Affiliate, the aggregate amount of the Domestic Revolving Credit Commitment (which for this purpose includes Revolving Credit Loans outstanding thereunder), Canadian Commitment (which for this purpose includes Canadian Loans outstanding thereunder) Term A Commitment, or, if the applicable Revolving Credit Commitment is not then in effect, the principal outstanding balance of the applicable Revolving Credit Loans of the assigning Lender subject to each such assignment (determined as of the date on which the Assignment and Acceptance, with respect to such assignment is delivered to the Agent) shall not be less than $2,500,000 unless each of the Agent and, so long as no Default or Event of Default has occurred and is continuing, each of the Borrowers otherwise consent (each such consent not to be unreasonably withheld or delayed);

               (b) each such assignment shall be in constant, and not varying, percentages of all the assigning Lender's rights and obligations in respect of each of the following, considered separately: (i) its Domestic Revolving Credit Commitment Percentage and Domestic Revolving Credit Commitment, the Domestic Revolving Credit Loans at the time owing to it, and its participating interest in the risk relating to any Letters of Credit, (ii) its Term A Commitment and the portion of Term Loan A at any time owing to it, and (iii) its Canadian Commitment Percentage and Canadian Commitment and the Canadian Loans at any time owing to it;

               (c) any assignment of a Revolving Credit Commitment must be approved by the Agent unless the Person that is the proposed assignee is itself a Lender with a Revolving Credit Commitment (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee or an Eligible Canadian Assignee); and

               (d) the parties to each assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and the Eligible Assignee or Eligible Canadian Assignee, as the case may be, if it shall not be a Lender, shall deliver to the Agent an Administrative Questionnaire.

        Subject to acceptance and recording thereof by the Agent pursuant to
        Section 20.3, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee or Eligible Canadian Assignee, as the case may be, thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Acceptance have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of (i) Sections 6.2.2, 6.6, 6.7, and 6.9 with respect to facts and circumstances occurring prior to the effective date of such assignment and (ii) Section 18.2 notwithstanding such assignment. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this paragraph shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with
        Section 20.5.

        20.3. REGISTER. The Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Agent's Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, the Revolving Credit Commitments and Term A Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and each of the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

        20.4. NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrowers and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrowers, at their own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee or if requested, Eligible Canadian Assignee, as the case may be, in an amount equal to the amount assumed by such Eligible Assignee or Eligible Canadian Assignee, as the case may be, pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this Section 20.4, upon the request of the holders of such New Notes the Borrowers shall deliver an opinion of counsel, addressed to the Lenders and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Lenders. The surrendered Notes shall be cancelled and returned to the Borrowers.

        20.5. PARTICIPATIONS. Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Agent, sell participations to any Person (other than a natural person) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Credit Agreement (including all or a portion of its Revolving Credit Commitment, Term A Commitment and/or the Loans owing to it; provided however, that a Lender may sell participations in all or a portion of its Canadian Commitment Percentage and Canadian Loans outstanding, only to an Eligible Canadian Assignee); provided further that (a) such Lender's obligations under this Credit Agreement shall remain unchanged,
(b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (c) the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Revolving Credit Commitment or Term A Commitment of such Lender as it relates to such Participant, reduce the amount of any Commitment Fees or Letter of Credit Fees to which such Participant is entitled or extend any regularly scheduled payment date for principal or interest. Subject to
Section 20.6, each of the Borrowers agrees that each Participant shall be entitled to the benefits of Sections 6.2.2, 6.6, 6.7, and 6.9 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to
Section 20.2. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 15 as though it were a Lender, provided such Participant agrees to be subject to Section 15 as though it were a Lender.

        20.6. PAYMENTS TO PARTICIPANTS. A Participant shall not be entitled to receive any greater payment under Sections 6.2.2, 6.6 and 6.7 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers' prior written consent.

        20.7. MISCELLANEOUS ASSIGNMENT PROVISIONS. A Lender may at any time grant a security interest in all or any portion of its rights under this Credit Agreement to secure obligations of such Lender, including without limitation (a) any pledge or assignment to secure obligations to the Bank of Canada or any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341 and (b) with respect to any Lender that is an Approved Fund, to any lender or any trustee for, or any other representative of, holders of obligations owed or securities issued by such Approved Fund as security for such obligations or securities or any institutional custodian for such Approved Fund or for such lender; provided that no such grant shall release such Lender from any of its obligations hereunder, provide any voting rights hereunder to the secured party thereof, substitute any such secured party for such Lender as a party hereto or affect any rights or obligations of the Borrowers or Agent hereunder.

        20.8. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWERS. If any assignee Lender is an Affiliate of any Borrower, then any such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to Section 14.1 or Section 14.2, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Loans or Reimbursement Obligations. If any Lender sells a participating interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is a Borrower or an Affiliate of any Borrower, then such transferor Lender shall promptly notify the Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to Section 14.1 or Section 14.2 to the extent that such participation is beneficially owned by a Borrower or any Affiliate of any Borrower, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans or Reimbursement Obligations to the extent of such participation. The provisions of this Section 20.8 shall not apply to an assignee Lender or participant which has disclosed to the other Lenders that it is an Affiliate of any Borrower and which, following such disclosure, has been excepted from the provisions of this Section 20.8 in a writing signed by the Required Lenders determined without regard to the interest of such assignee Lender or transferor Lender, to the extent of such participation, in Loans or Reimbursement Obligations.

        20.9. SYNDICATION. Each of the Borrowers hereby agrees to assist and cooperate with the Arranger in its efforts to complete the syndication of the commitments and Loans hereunder, including, but not limited to, promptly preparing and providing materials and information reasonably deemed necessary by the Arranger to successfully complete and otherwise facilitate such syndication, including, without limitation, all projections prepared by or on behalf of the Borrowers relating to the transactions contemplated hereby. Each of the Borrowers and its directors, officers, employees and agents shall, at the reasonable request of the Arranger, meet with potential lenders and provide such additional information as such Persons may reasonably request.

        20.10. LENDER MERGER ETC. Nothing herein shall be deemed to restrict the merger, amalgamation or consolidation of any Lender into any Eligible Assignee or Eligible Canadian Assignee, as the case may be, and nothing herein shall be deemed to require that an Assignment and Acceptance or any other consent need be executed with respect to such merger.

        20.11. SPECIAL PURPOSE FUNDING VEHICLE. Notwithstanding anything to the contrary contained in this Section 20, any Domestic Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time delivered by the Granting Lender to the Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Domestic Loan that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Credit Agreement, provided that (a) nothing herein shall constitute a commitment to make any Domestic Loan by any SPC, (b) the Granting Lender's obligations under this Credit Agreement shall remain unchanged, (c) the Granting Lender should retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement and
(d) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Domestic Loan, the Granting Lender shall be obligated to make such Domestic Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Domestic Revolving Credit Commitment or Term A Commitment of the Granting Lender to the same extent, and as if, such Domestic Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any expense reimbursement, indemnity or similar payment obligation under this Credit Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Credit Agreement) that, prior to the date that is one year and one day after the later of (i) the payment in full of all outstanding senior indebtedness of any SPC and
(ii) the Revolving Credit Loan Maturity Date, or, as applicable, the Term Loan A Maturity Date, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States of America or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 20.11, any SPC may (A) with notice to, but

(except as specified below) without the prior written consent of, the Borrowers or the Agent and without paying any processing fee therefore, assign all or a portion of its interests in any Domestic Loans to its Granting Lender or to any financial institutions (consented to by the Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrowers, which consents shall not be unreasonably withheld or delayed) providing liquidity and/or credit facilities to or for the account of such SPC to fund the Domestic Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Domestic Loans and (B) disclose on a confidential basis any non-public information relating to its Domestic Loans (other than financial statements referred to in Sections 8.4 or 9.4) to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC. In no event shall the Borrowers be obligated to pay to an SPC that has made a Domestic Loan any greater amount than the Borrowers would have been obligated to pay under this Credit Agreement if the Granting Lender had made such Domestic Loan. An amendment to this Section 20.11 without the written consent of an SPC shall be ineffective insofar as it alters the rights and obligations of such SPC.

                                21. NOTICES, ETC.

        21.1. NOTICES GENERALLY. Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States of America or Canadian registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by facsimile and confirmed by delivery via overnight courier or overnight postal service, addressed as follows:

               (a) if to any of the Borrowers, at 2481 Manana Drive, Dallas, Texas 75220, Attention: Chief Financial Officer or at such other address for notice as the Borrowers shall last have furnished in writing to the Person giving the notice;

               (b) if to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Alexandra Burke, Director, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

               (c) if to any Lender, at such Lender's address set forth on
        Schedule 1 or Schedule 2, as applicable, hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

        Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

        21.2. ELECTRONIC COMMUNICATIONS. Notices and other communications to Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Sections 2.6, 3.1 and 5.1 if such Lender, as applicable, has notified the Agent that it is incapable of receiving notices under Sections 2.6, 3.1 and 5.1 by electronic communication. The Agent or each of the Borrowers may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefore.

                               22. GOVERNING LAW.

        THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 21. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                  23. HEADINGS.

        The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof. Delivery by facsimile by any of the parties hereto of an executed counterpart hereof or of any amendment or waiver hereto shall be as effective as an original executed counterpart hereof or of such amendment or waiver.

                                24. COUNTERPARTS.

        This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                           25. ENTIRE AGREEMENT, ETC.

        The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 27.

                            26. WAIVER OF JURY TRIAL.

        Each of the Borrowers hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, each of the Borrowers hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Borrowers
(i) certifies that no representative, agent or attorney of any Lender or the Agent has represented, expressly or otherwise, that such Lender or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and
(ii) acknowledges that the Agent and the Lenders have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                     27. CONSENTS, AMENDMENTS, WAIVERS, ETC.

        Except as otherwise expressly provided in this Credit Agreement and the Fee Letter, any consent or approval required or permitted by this Credit Agreement to be given by the Lenders may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by any of the Borrowers or their Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrowers and the written consent of the Required Lenders. Notwithstanding the foregoing, no amendment, modification or waiver shall:

        (a) without the written consent of the Borrowers and each Lender directly affected thereby:

               (i) decrease the rate of interest on the Notes (other than interest accruing pursuant to Section 6.10.2 following the effective date of any waiver by the Required Lenders of the Default or Event of Default relating thereto);

               (ii) release a material portion of the Collateral;

               (iii) release any Borrower or any Person that is liable, whether directly or contingently, for payment obligations hereunder;

               (iv) change or modify the term of the Notes, the timing or amount of any required payments of principal and interest hereunder, any rates of interest payable hereunder, the application of proceeds from any mandatory prepayment of the Term Loan A, or the amount of the Revolving Credit Commitments (other than reallocations between the Canadian Commitment and the Domestic Revolving Credit Commitment permitted under
        Section 2.3.2) and the Term A Commitments of the Lenders;

               (v) amend or waive the amount of Commitment Fees or Letter of Credit Fees hereunder;

        (b)  without the written consent of all of the Lenders:

               (i)  amend or waive the definition of Required Lenders or this
        Section 27;

        (c)  without the written consent of the Agent:

               (i) amend or waive the amount of the Agent's fee under the Fee Letter, the Letter of Credit Fees, the Fronting Fees or any other fees or amounts payable for the Agent's account;

               (ii)  amend or waive Section 5 or Section 16 hereof.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon any Borrower shall entitle any Borrower to other or further notice or demand in similar or other circumstances. Notwithstanding anything in this
Section 27 to the contrary, the Agent may terminate its security interest in and otherwise release any Collateral or any Borrower sold, transferred or otherwise disposed of by any Borrower or any Subsidiary of any Borrower if such disposition is in compliance with Section 10.5.2 and otherwise with the terms hereof.

                                28. SEVERABILITY.

        The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

                             29. RIGHT TO PUBLICIZE.

        Each of the Borrowers hereby acknowledges that the Agent will have the right to publicize the transactions contemplated hereby by means of a tombstone advertisement or other customary advertisement in newspapers and other periodicals and, for such purpose, the Agent may utilize any trade name, trademark, logo or other distinctive symbol associated with any of the Borrowers or their Subsidiaries or any of their businesses. Each of the Agent agrees to provide the Borrowers with the opportunity to review any such tombstone advertisement prior to publication thereof and to provide reasonable comments as to the accuracy and contents thereof.

                                   30. USURY.

        All agreements between the Borrowers, the Agent and the Lenders are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of any Note or otherwise, shall the amount paid or agreed to be paid to the Lenders and the Agent for the use or the forbearance of the Indebtedness represented by the Notes exceed the maximum permissible under applicable law, including, without limitation, the Criminal Code (Canada). In this regard, it is expressly agreed that it is the intent of the Borrowers, the Agent and the Lenders, in the execution, delivery and acceptance of the Notes, to contract in strict compliance with the laws of the Commonwealth of Massachusetts. If, under any circumstances whatsoever, performance or fulfillment of any provision of the Notes or any of the other Loan Documents at the time such provision is to be performed or fulfilled shall involve exceeding the limit of validity prescribed by applicable law, then the obligation so to be performed or fulfilled shall be reduced automatically to the limits of such validity, and if under any circumstances whatsoever the Lenders and the Agent should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced by the Notes and not to the payment of interest. The provisions of this Section 30 shall control every other provision of this Credit Agreement and the Notes.

                            31. DOCUMENTATION AGENT.

        The Documentation Agent shall have no rights, powers, duties, obligations, liabilities or responsibilities under this Credit Agreement or any other of the Loan Documents other than these applicable to all Lenders as such. It is acknowledged by all parties to this Credit Agreement that the title of "Documentation Agent" is merely for convenience and does not carry with it any duties, obligations, responsibilities or liabilities arising with respect to the form or sufficiency of the Loan Documents or otherwise. Without limiting the foregoing, the Documentation Agent shall not have or be deemed to have any fiduciary relationship to any Lender or any other party to the Loan Documents.

                         32. TRANSITIONAL ARRANGEMENTS.

        32.1. FORMER CREDIT AGREEMENT SUPERSEDED. On the Closing Date, this Credit Agreement shall supersede the Former Credit Agreement in its entirety, except as provided in this Section 32. On the Closing Date, the rights and obligations of the parties evidenced by the Former Credit Agreement shall be evidenced by the Credit Agreement and the other Loan Documents, the "Loans" as defined in the Former Credit Agreement shall be converted to Loans as defined herein and the Existing Letters of Credit issued by the Agent for the account of the Borrowers or any of their Subsidiaries prior to the Closing Date shall be converted into Letters of Credit under this Credit Agreement. The parties hereto agree that the changes to the terms and conditions of the Former Credit Agreement set out herein and the execution of these presents shall not constitute novation and all the security interests, hypothecs, pledges and other collateral of whatever nature securing any of the Obligations shall continue to apply to the Former Credit Agreement, as amended and restated by these presents, and to the other Loan Documents. Without limiting the generality of the foregoing and to the extent necessary, the Lenders and the Agent reserve all of their rights under each of the Security Documents.

        32.2. RETURN AND CANCELLATION OF PRIOR NOTES. As soon as reasonably practicable after the Closing Date, the Lenders under the Former Credit Agreement will promptly return to the Borrowers, marked "Substituted" or "Cancelled", as the case may be, any notes held by the Lenders pursuant to the Former Credit Agreement.

        32.3. INTEREST AND FEES UNDER SUPERSEDED AGREEMENT. All interest and fees and expenses, if any, owing or accruing under or in respect of the Former Credit Agreement through the Closing Date shall be calculated as of the Closing Date (pro rated in the case of any fractional periods), and shall be paid on the Closing Date. Commencing on the Closing Date, the Commitment Fees hereunder shall be payable by the Borrowers to the Agent for the account of the Lenders in accordance with Section 2.2.

                            33. PARI PASSU TREATMENT.

        (a) Notwithstanding anything to the contrary set forth herein, each payment or prepayment of principal and interest received after the occurrence of an Event of Default hereunder shall be distributed pari passu among the Lenders, in accordance with the aggregate outstanding principal amount of the Obligations owing to each Lender divided by the aggregate outstanding principal amount of all Obligations.

        (b) Following the occurrence and during the continuance of any Event of Default, each Lender agrees that it shall be deemed to have automatically upon the occurrence of such Event of Default purchased from each other Lender a participation in the risk associated with the Notes and Obligations held by such other Lender, so that the aggregate principal amount of the Notes and

Obligations held by each Lender shall be equivalent to such Lender's Applicable Percentage (without duplication in the case of any Canadian Lender and its affiliated Domestic Lender, whose Notes and Obligations shall be taken as a whole). Upon demand by the Agent, made at the request of the Required Lenders, each Lender that has purchased such participation (a "Purchasing Lender") shall pay the amount of such participation to the Agent for the account of each Lender whose outstanding Loans exceed their Applicable Percentages (without duplication in the case of any Canadian Lender and its affiliated Domestic Lender, whose Notes and Obligations shall be taken as a whole). Any such participation may, at the option of such Purchasing Lender, be paid in U.S. Dollars or Canadian Dollars (the "Funding Currency") (in an amount equal to the then applicable Dollar Equivalent or Canadian Dollar Equivalent, as the case may be, amount of such participation) and such payment shall be converted by the Agent at the Exchange Rate calculated on or around such day into the currency of the Loan in which such participation is being purchased. The Borrowers agree to indemnify each Purchasing Lender for any loss, cost or expense incurred by such Purchasing Lender as a result of entering into any reasonable hedging arrangements between the Funding Currency and the currency of the Loan in which such participation is being purchased in connection with the funding of such participation or as a result of any payment on account of such participation in a currency other than that funded by the Purchasing Lender.

        (c) Each Borrower expressly consents to the foregoing arrangements and agrees that any Person holding such a participation in the Notes, Loans and the Obligations deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by such Borrower to such Person as fully as if such Person had made a Loan directly to such Borrower in the amount of such participation.

        (d) Nothing contained in this Section 33 shall impair, as between the Borrowers and any Lender, the obligation of the applicable Borrowers to pay such Lender all amounts payable in respect of such Lender's Notes, Loans, and other Obligations as and when the same shall become due and payable in accordance with the terms thereof.



                      [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.



                              DAVE & BUSTERS, INC.



                              By: _________________________________________
                                     Name:  W.C. Hammett, Jr.
                                     Title: Senior Vice President &
                                            Chief Financial Officer



                              DAVE & BUSTER'S I, L.P.

                              By:   DAVE & BUSTER'S, INC., as general partner



                              By: _________________________________________
                                     Name:  W.C. Hammett, Jr.
                                     Title: Senior Vice President &
                                            Chief Financial Officer


                              DAVE & BUSTER'S OF ILLINOIS, INC.



                              By: _________________________________________
                                     Name:  W.C. Hammett, Jr.
                                     Title: Vice President


                              DAVE & BUSTER'S OF GEORGIA, INC.



                              By: _________________________________________
                                     Name:  W.C. Hammett, Jr.
                                     Title: Vice President

                              DAVE & BUSTER'S OF PENNSYLVANIA, INC.



                              By: _________________________________________
                                     Name:  W.C. Hammett, Jr.
                                     Title: Vice President



                              DANB TEXAS, INC.



                              By: _________________________________________
                                     Name:  W.C. Hammett, Jr.
                                     Title: Vice President


                              DAVE & BUSTER'S OF MARYLAND, INC.



                              By: _________________________________________
                                     Name:  W.C. Hammett, Jr.
                                     Title: Vice President


                              DAVE & BUSTER'S OF CALIFORNIA, INC.



                              By: _________________________________________
                                     Name:  W.C. Hammett, Jr.
                                     Title: Vice President


                              DAVE & BUSTER'S OF COLORADO, INC.



                              By: _________________________________________
                                     Name:  W.C. Hammett, Jr.
                                     Title: Vice President

                              DAVE & BUSTER'S OF NEW YORK, INC.



                              By: _________________________________________
                                     Name:  W.C. Hammett, Jr.
                                     Title: Vice President



                              DAVE & BUSTER'S OF FLORIDA, INC.



                              By: _________________________________________
                                     Name:  W.C. Hammett, Jr.
                                     Title: Vice President



                              DAVE & BUSTER'S OF PITTSBURGH, INC.



                              By: _________________________________________
                                     Name:  W.C. Hammett, Jr.
                                     Title: Vice President



                              D&B REALTY HOLDING, INC.



                              By: _________________________________________
                                     Name:  W.C. Hammett, Jr.
                                     Title: Vice President



                              DAVE & BUSTER'S OF HAWAII, INC.,



                              By: _________________________________________
                                     Name:  W.C. Hammett, Jr.
                                     Title: Vice President

                              D&B LEASING, INC.



                              By: _________________________________________
                                     Name:  W.C. Hammett, Jr.
                                     Title: Vice President



                              6131646 CANADA INC.



                              By: _________________________________________
                                     Name:  W.C. Hammett, Jr.
                                     Title: Vice President

                              FLEET NATIONAL BANK, individually and as Agent



                              By: _________________________________________
                                     Name:
                                     Title:

                              BANK ONE, NA
                              (MAIN OFFICE, CHICAGO, ILLINOIS)



                              By: _________________________________________
                                     Name:
                                     Title:

                              THE FROST NATIONAL BANK




                              By: _________________________________________
                                     Name:
                                     Title:

                              SOUTHWEST BANK OF TEXAS, N.A.




                              By: _________________________________________
                                     Name:
                                     Title: